UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-05878
                                   ---------

                   FRANKLIN VALUE INVESTORS TRUST
                   ------------------------------
        (Exact name of registrant as specified in charter)

          ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       (Address of principal executive offices) (Zip code)

   CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
   -------------------------------------------------------------
              (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 10/31/05
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                         OCTOBER 31, 2005
--------------------------------------------------------------------------------

                                                        Franklin Balance Sheet
                                                        Investment Fund

                                                        Franklin Large Cap
                                                        Value Fund

                                                        Franklin MicroCap
                                                        Value Fund

                                                        Franklin MidCap
                                                        Value Fund

                                                        Franklin Small Cap
                                                        Value Fund

--------------------------------------------------------------------------------
ANNUAL REPORT AND SHAREHOLDER LETTER                     VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                            FRANKLIN TEMPLETON INVESTMENTS

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as abritrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

CONTENTS

SHAREHOLDER LETTER ....................................................     1

ANNUAL REPORT

Economic and Market Overview ..........................................     3

Franklin Balance Sheet Investment Fund ................................     5

Franklin Large Cap Value Fund .........................................    16

Franklin MicroCap Value Fund ..........................................    27

Franklin MidCap Value Fund ............................................    34

Franklin Small Cap Value Fund .........................................    43

Financial Highlights and Statements of Investments ....................    53

Financial Statements ..................................................    92

Notes to Financial Statements .........................................   101

Report of Independent Registered Public Accounting Firm ...............   116

Tax Designation .......................................................   117

Board Members and Officers ............................................   118

Shareholder Information ...............................................   122

--------------------------------------------------------------------------------

ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW(1)

During the 12 months ended October 31, 2005, domestic economic expansion was driven by strength across most industries, sectors and regions. Gross domestic product (GDP) rose during the period, benefiting primarily from increased personal consumption, business investment and federal spending. Slower export growth combined with greater demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in 2005 driven largely by rising short-term domestic interest rates and strong economic growth in the U.S. relative to many of its major trading partners.

Oil prices increased substantially during the period largely due to potential long-term supply limitations and strong growth in global demand, especially from China and India. Despite rising commodity prices, inflation remained relatively contained for the 12 months ended October 31, 2005, as measured by the 2.1% rise for the core Consumer Price Index (CPI).(2) With this inflation picture, the Federal Reserve Board raised the federal funds target rate from 1.75% to 3.75%, and said it would continue to undertake appropriate monetary policy action at a measured pace. Compared with the rise in short-term interest rates, long-term interest rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth.

Many businesses enjoyed their widest profit margins on record, propelled largely by productivity gains. The labor market firmed as employment increased and the unemployment rate dropped from 5.5% to 5.0% during the reporting period.(2) Personal income rose, and hiring rebounded in many industries, bolstered by healthy business spending. However, late in the period consumer sentiment fell amid concerns about rising energy costs.

(1) Please see Franklin MidCap Value Fund's report for an overview covering the period since the Fund's inception on July 1, 2005, through October 31, 2005.

(2) Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


                                                               Annual Report | 3

In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a one-year total return of +6.45%, while the broader Standard & Poor's 500 Composite Index (S&P 500) and the technology-heavy NASDAQ Composite Index returned +8.71% and +8.14%.(3)

(3) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2005. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


4 | Annual Report

FRANKLIN BALANCE SHEET INVESTMENT FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Balance Sheet Investment Fund seeks high total return, of which capital appreciation and income are components, by investing most of its assets in securities of companies that we believe are undervalued in the marketplace at the time of purchase and have the potential for capital appreciation.

We are pleased to bring you Franklin Balance Sheet Investment Fund's annual report for the fiscal year ended October 31, 2005.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Franklin Balance Sheet Investment Fund - Class A posted a +16.93% cumulative total return for the year under review. The Fund outperformed its benchmark, the Russell 2000(R) Value Index, which posted a +13.04% total return for the same period.1 Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

(1) Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 58.


                                                               Annual Report | 5

PORTFOLIO BREAKDOWN
Franklin Balance Sheet Investment Fund Based on Total Net
Assets as of 10/31/05

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Life & Health Insurance                        7.4%

Transportation                                 6.3%

Producer Manufacturing                         6.0%

Property-Casualty Insurance                    5.8%

Finance, Rental & Leasing                      5.7%

Process Industries                             5.7%

Consumer Durables                              5.5%

Non-Energy Minerals                            5.5%

Retail Trade                                   4.7%

Utilities                                      4.5%

Consumer Services                              3.4%

Specialty Insurance                            2.7%

Energy Minerals                                2.5%

Financial Conglomerates                        2.5%

Industrial Services                            2.5%

Consumer Non-Durables                          2.3%

Other                                          6.9%

Short-Term Investments & Other Net Assets     20.1%

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value when we have reasonable confidence that book value should increase over several years. Book value per share is a given company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. We define "low price-to-book value" as the lowest two deciles (20%) of our investable universe, which we derive from a proprietary database for screening purposes. This strategy is not aimed at trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

MANAGER'S DISCUSSION

Franklin Balance Sheet Investment Fund closed to new investors on May 1, 2002, and remained closed throughout the year ended October 31, 2005. Existing shareholders, however, can continue to make additional investments.

We identified five new investment opportunities during the year ended October 31, 2005: Aspen Insurance Holdings, a Bermuda-based property insurance and reinsurance provider; Hudson City Bancorp, a thrift that specializes in jumbo mortgages; MBIA, a financial guarantor active in municipal credit enhancement and structured finance; Premium Standard Farms, a vertically integrated provider of pork products; and Watson Pharmaceuticals, primarily a generic drug manufacturer. We also added to several existing positions, including some that had declined in price on disappointing results or forecasts. The largest additions were in Corn Products, Freddie Mac, IPC Holdings, Kellwood and OfficeMax. In each case we believed we were taking advantage of negative market perceptions to add to or establish positions in a manner consistent with our stated investment strategy, and in the expectation of positive future returns. In the single instance of OfficeMax, we later changed course and exited the position. Cash invested during the period totaled $144 million.

Portfolio sales totaled $367 million. We reduced several positions, mostly in response to price appreciation, and including some that were among the strongest contributors to performance during the year. We eliminated two positions, Toys R Us, which was bought out by an investor group, and a small preferred stock position in Price Legacy that was retired. We also exited Federated Department Stores, Hutchinson Technologies, J.G. Boswell, Shaw Group and, as already noted, OfficeMax. We had made these investments in accordance with our stated investment strategy and the results were consistent with our expectations.


6 | Annual Report

Fund holdings that were major contributors to performance during the period included Peabody Energy, a coal producer (+147%); Prudential Financial, a financial services firm specializing in life insurance and savings products (+59%); and homebuilder Pulte Homes (+38%). Also, several positions detracted from Fund performance, including Tecumseh Products, a manufacturer of compressors, engines and pumps (-53%); IPC Holdings, a property catastrophe reinsurer (-33%); and Handleman, a distributor of prerecorded music (-44%).

Thank you for your continued participation in Franklin Balance Sheet Investment Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/ Bruce C. Baughman

Bruce C. Baughman, CPA
Lead Portfolio Manager

William J.  Lippman
Donald  Taylor,  CPA
Margaret McGee

Portfolio Management Team
Franklin Balance Sheet Investment Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
Franklin Balance Sheet Investment Fund 10/31/05

----------------------------------------------------------
COMPANY                                        % OF TOTAL
SECTOR/INDUSTRY                                NET ASSETS
----------------------------------------------------------
Peabody Energy Corp.                                 2.5%
   ENERGY MINERALS
----------------------------------------------------------
Prudential Financial Inc.                            2.2%
   FINANCIAL CONGLOMERATES
----------------------------------------------------------
CIT Group Inc.                                       2.1%
   FINANCE, RENTAL & LEASING
----------------------------------------------------------
Freddie Mac                                          2.1%
   FINANCE, RENTAL & LEASING
----------------------------------------------------------
Pulte Homes Inc.                                     2.1%
   CONSUMER DURABLES
----------------------------------------------------------
Bunge Ltd.                                           2.0%
   PROCESS INDUSTRIES
----------------------------------------------------------
Aztar Corp.                                          1.8%
   CONSUMER SERVICES
----------------------------------------------------------
Old Republic International Corp.                     1.7%
   PROPERTY-CASUALTY INSURANCE
----------------------------------------------------------
American National Insurance Co.                      1.6%
   LIFE & HEALTH INSURANCE
----------------------------------------------------------
Nucor Corp.                                          1.5%
   NON-ENERGY MINERALS
----------------------------------------------------------


                                                               Annual Report | 7

PERFORMANCE SUMMARY AS OF 10/31/05

FRANKLIN BALANCE SHEET INVESTMENT FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------
CLASS A (SYMBOL: FRBSX)                        CHANGE   10/31/05   10/31/04
----------------------------------------------------------------------------
Net Asset Value (NAV)                         +$ 7.71    $ 61.66    $ 53.95
----------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
----------------------------------------------------------------------------
Dividend Income                    $ 0.4300
----------------------------------------------------------------------------
Short-Term Capital Gain            $ 0.0626
----------------------------------------------------------------------------
Long-Term Capital Gain             $ 0.8470
----------------------------------------------------------------------------
       TOTAL                       $ 1.3396
----------------------------------------------------------------------------
CLASS B (SYMBOL: FBSBX)                        CHANGE   10/31/05   10/31/04
----------------------------------------------------------------------------
Net Asset Value (NAV)                         +$ 7.54    $ 60.67    $ 53.13
----------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
----------------------------------------------------------------------------
Dividend Income                    $ 0.0162
----------------------------------------------------------------------------
Short-Term Capital Gain            $ 0.0626
----------------------------------------------------------------------------
Long-Term Capital Gain             $ 0.8470
----------------------------------------------------------------------------
       TOTAL                       $ 0.9258
----------------------------------------------------------------------------
CLASS C (SYMBOL: FCBSX)                        CHANGE   10/31/05   10/31/04
----------------------------------------------------------------------------
Net Asset Value (NAV)                         +$ 7.57    $ 60.75    $ 53.18
----------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
----------------------------------------------------------------------------
Short-Term Capital Gain            $ 0.0626
----------------------------------------------------------------------------
Long-Term Capital Gain             $ 0.8470
----------------------------------------------------------------------------
       TOTAL                       $ 0.9096
----------------------------------------------------------------------------
CLASS R (SYMBOL: FBSRX)                        CHANGE   10/31/05   10/31/04
----------------------------------------------------------------------------
Net Asset Value (NAV)                         +$ 7.64    $ 61.33    $ 53.69
----------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
----------------------------------------------------------------------------
Dividend Income                    $ 0.3011
----------------------------------------------------------------------------
Short-Term Capital Gain            $ 0.0626
----------------------------------------------------------------------------
Long-Term Capital Gain             $ 0.8470
----------------------------------------------------------------------------
       TOTAL                       $ 1.2107
----------------------------------------------------------------------------


8 | Annual Report

---------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FBSAX)                  CHANGE   10/31/05   10/31/04
---------------------------------------------------------------------------
Net Asset Value (NAV)                         +$ 7.76    $ 61.81    $ 54.05
---------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
---------------------------------------------------------------------------
Dividend Income                    $ 0.5389
---------------------------------------------------------------------------
Short-Term Capital Gain            $ 0.0626
---------------------------------------------------------------------------
Long-Term Capital Gain             $ 0.8470
---------------------------------------------------------------------------
       TOTAL                       $ 1.4485
---------------------------------------------------------------------------

Franklin Balance Sheet Investment Fund paid distributions derived from long-term capital gains of 84.70 cents ($0.8470) per share in December 2004. The Fund designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3)(C).


                                                               Annual Report | 9

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------
CLASS A                                1-YEAR     5-YEAR          10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return(1)             +16.93%    +99.19%         +251.40%
-------------------------------------------------------------------------------
Average Annual Total Return(2)         +10.21%    +13.43%          +12.72%
-------------------------------------------------------------------------------
Value of $10,000 Investment(3)        $11,021    $18,775          $33,116
-------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)    +14.57%    +14.27%          +12.63%
-------------------------------------------------------------------------------
CLASS B                                1-YEAR     3-YEAR    INCEPTION (3/1/01)
-------------------------------------------------------------------------------
Cumulative Total Return(1)             +16.03%    +70.56%          +75.70%
-------------------------------------------------------------------------------
Average Annual Total Return(2)         +12.03%    +18.77%          +12.55%
-------------------------------------------------------------------------------
Value of $10,000 Investment(3)        $11,203    $16,756          $17,370
-------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)    +16.63%    +20.19%          +13.25%
-------------------------------------------------------------------------------
CLASS C                                1-YEAR     3-YEAR    INCEPTION (3/1/01)
-------------------------------------------------------------------------------
Cumulative Total Return(1)             +16.04%    +70.57%          +75.79%
-------------------------------------------------------------------------------
Average Annual Total Return(2)         +15.04%    +19.48%          +12.84%
-------------------------------------------------------------------------------
Value of $10,000 Investment(3)        $11,504    $17,057          $17,579
-------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)    +19.64%    +20.88%          +13.54%
-------------------------------------------------------------------------------
CLASS R                                1-YEAR     3-YEAR    INCEPTION (1/1/02)
-------------------------------------------------------------------------------
Cumulative Total Return(1)             +16.62%    +73.24%          +60.20%
-------------------------------------------------------------------------------
Average Annual Total Return(2)         +15.62%    +20.10%          +13.10%
-------------------------------------------------------------------------------
Value of $10,000 Investment(3)        $11,562    $17,324          $16,020
-------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)    +20.23%    +21.50%          +13.95%
-------------------------------------------------------------------------------
ADVISOR CLASS(5)                       1-YEAR     5-YEAR          10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return(1)             +17.20%   +101.33%         +255.18%
-------------------------------------------------------------------------------
Average Annual Total Return(2)         +17.20%    +15.02%          +13.51%
-------------------------------------------------------------------------------
Value of $10,000 Investment(3)        $11,720    $20,133          $35,518
-------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)    +21.86%    +15.88%          +13.42%
-------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (11/1/95-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     FRANKLIN BALANCE SHEET
                         INVESTMENT FUND           RUSSELL 2000
      DATE                  CLASS A               VALUE INDEX(6)         CPI(6)
   ----------------------------------------------------------------------------
    11/1/1995               $ 9,424                   $10,000           $10,000
   11/30/1995               $ 9,750                   $10,397           $ 9,993
   12/31/1995               $ 9,977                   $10,720           $ 9,987
    1/31/1996               $10,025                   $10,791           $10,046
    2/29/1996               $10,096                   $10,960           $10,078
    3/31/1996               $10,347                   $11,190           $10,130
    4/30/1996               $10,613                   $11,495           $10,169
    5/31/1996               $10,819                   $11,786           $10,189
    6/30/1996               $10,721                   $11,647           $10,195
    7/31/1996               $10,466                   $11,028           $10,215
    8/31/1996               $10,811                   $11,506           $10,234
    9/30/1996               $10,906                   $11,820           $10,267
   10/31/1996               $11,019                   $11,958           $10,299
   11/30/1996               $11,458                   $12,601           $10,319
   12/31/1996               $11,723                   $13,010           $10,319
    1/31/1997               $12,155                   $13,210           $10,351
    2/28/1997               $12,357                   $13,335           $10,384
    3/31/1997               $12,121                   $12,978           $10,410
    4/30/1997               $12,064                   $13,169           $10,423
    5/31/1997               $12,802                   $14,217           $10,416
    6/30/1997               $13,517                   $14,936           $10,429
    7/31/1997               $14,060                   $15,563           $10,442
    8/31/1997               $14,135                   $15,810           $10,462
    9/30/1997               $15,068                   $16,862           $10,488
   10/31/1997               $14,640                   $16,403           $10,514
   11/30/1997               $14,561                   $16,583           $10,507
   12/31/1997               $14,768                   $17,145           $10,494
    1/31/1998               $14,742                   $16,835           $10,514
    2/28/1998               $15,618                   $17,853           $10,534
    3/31/1998               $16,211                   $18,577           $10,553
    4/30/1998               $16,427                   $18,669           $10,573
    5/31/1998               $16,215                   $18,008           $10,592
    6/30/1998               $16,091                   $17,906           $10,605
    7/31/1998               $15,227                   $16,504           $10,618
    8/31/1998               $13,593                   $13,919           $10,631
    9/30/1998               $13,909                   $14,705           $10,644
   10/31/1998               $14,180                   $15,142           $10,670
   11/30/1998               $14,389                   $15,551           $10,670
   12/31/1998               $14,678                   $16,039           $10,664
    1/31/1999               $14,511                   $15,675           $10,690
    2/28/1999               $13,703                   $14,605           $10,703
    3/31/1999               $13,232                   $14,484           $10,735
    4/30/1999               $14,098                   $15,807           $10,813
    5/31/1999               $14,643                   $16,292           $10,813
    6/30/1999               $15,560                   $16,882           $10,813
    7/31/1999               $15,354                   $16,482           $10,846
    8/31/1999               $14,631                   $15,879           $10,872
    9/30/1999               $14,183                   $15,562           $10,924
   10/31/1999               $14,033                   $15,250           $10,943
   11/30/1999               $14,305                   $15,329           $10,950
   12/31/1999               $14,453                   $15,800           $10,950
    1/31/2000               $14,007                   $15,387           $10,982
    2/29/2000               $14,348                   $16,328           $11,047
    3/31/2000               $14,572                   $16,404           $11,139
    4/30/2000               $14,738                   $16,501           $11,145
    5/31/2000               $14,553                   $16,250           $11,158
    6/30/2000               $14,982                   $16,724           $11,217
    7/31/2000               $15,372                   $17,282           $11,243
    8/31/2000               $16,053                   $18,054           $11,243
    9/30/2000               $16,301                   $17,952           $11,301
   10/31/2000               $16,626                   $17,888           $11,321
   11/30/2000               $16,425                   $17,524           $11,327
   12/31/2000               $17,411                   $19,407           $11,321
    1/31/2001               $18,099                   $19,943           $11,392
    2/28/2001               $18,197                   $19,915           $11,438
    3/31/2001               $17,752                   $19,596           $11,464
    4/30/2001               $18,632                   $20,503           $11,509
    5/31/2001               $19,668                   $21,030           $11,561
    6/30/2001               $19,991                   $21,876           $11,581
    7/31/2001               $19,903                   $21,385           $11,548
    8/31/2001               $20,084                   $21,311           $11,548
    9/30/2001               $17,923                   $18,959           $11,601
   10/31/2001               $18,448                   $19,454           $11,561
   11/30/2001               $19,370                   $20,852           $11,542
   12/31/2001               $20,493                   $22,129           $11,496
    1/31/2002               $20,503                   $22,422           $11,522
    2/28/2002               $20,964                   $22,559           $11,568
    3/31/2002               $21,795                   $24,248           $11,633
    4/30/2002               $22,097                   $25,102           $11,698
    5/31/2002               $21,666                   $24,272           $11,698
    6/30/2002               $21,543                   $23,734           $11,705
    7/31/2002               $19,939                   $20,208           $11,718
    8/31/2002               $19,831                   $20,118           $11,757
    9/30/2002               $18,647                   $18,681           $11,776
   10/31/2002               $18,975                   $18,962           $11,796
   11/30/2002               $19,800                   $20,475           $11,796
   12/31/2002               $19,271                   $19,600           $11,770
    1/31/2003               $18,829                   $19,048           $11,822
    2/28/2003               $18,159                   $18,408           $11,913
    3/31/2003               $18,331                   $18,605           $11,984
    4/30/2003               $19,427                   $20,372           $11,958
    5/31/2003               $20,502                   $22,452           $11,939
    6/30/2003               $20,825                   $22,832           $11,952
    7/31/2003               $21,620                   $23,971           $11,965
    8/31/2003               $22,383                   $24,882           $12,010
    9/30/2003               $22,087                   $24,596           $12,049
   10/31/2003               $23,625                   $26,602           $12,036
   11/30/2003               $24,056                   $27,623           $12,004
   12/31/2003               $24,971                   $28,622           $11,991
    1/31/2004               $25,302                   $29,611           $12,049
    2/29/2004               $26,021                   $30,185           $12,115
    3/31/2004               $26,309                   $30,602           $12,193
    4/30/2004               $25,438                   $29,020           $12,232
    5/31/2004               $25,848                   $29,370           $12,303
    6/30/2004               $27,212                   $30,862           $12,342
    7/31/2004               $26,756                   $29,443           $12,323
    8/31/2004               $26,703                   $29,732           $12,329
    9/30/2004               $27,722                   $30,908           $12,355
   10/31/2004               $28,320                   $31,388           $12,420
   11/30/2004               $30,551                   $34,173           $12,427
   12/31/2004               $31,290                   $34,989           $12,381
    1/31/2005               $30,715                   $33,635           $12,407
    2/28/2005               $31,741                   $34,303           $12,479
    3/31/2005               $31,300                   $33,597           $12,576
    4/30/2005               $29,974                   $31,864           $12,661
    5/31/2005               $31,300                   $33,807           $12,648
    6/30/2005               $32,219                   $35,302           $12,655
    7/31/2005               $33,975                   $37,311           $12,713
    8/31/2005               $33,551                   $36,455           $12,778
    9/30/2005               $33,696                   $36,394           $12,934
   10/31/2005               $33,116                   $35,480           $12,960

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                           10/31/05
------------------------------------------
1-Year                             +10.21%
------------------------------------------
5-Year                             +13.43%
------------------------------------------
10-Year                            +12.72%
------------------------------------------

CLASS B (3/1/01-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     FRANKLIN BALANCE SHEET
                         INVESTMENT FUND           RUSSELL 2000
      DATE                  CLASS B               VALUE INDEX(6)         CPI(6)
   ----------------------------------------------------------------------------
     3/1/2001               $10,000                   $10,000           $10,000
    3/31/2001               $ 9,755                   $ 9,840           $10,023
    4/30/2001               $10,231                   $10,295           $10,063
    5/31/2001               $10,793                   $10,560           $10,108
    6/30/2001               $10,964                   $10,985           $10,125
    7/31/2001               $10,905                   $10,738           $10,097
    8/31/2001               $10,999                   $10,701           $10,097
    9/30/2001               $ 9,810                   $ 9,520           $10,142
   10/31/2001               $10,091                   $ 9,768           $10,108
   11/30/2001               $10,587                   $10,470           $10,091
   12/31/2001               $11,193                   $11,111           $10,051
    1/31/2002               $11,193                   $11,259           $10,074
    2/28/2002               $11,437                   $11,327           $10,114
    3/31/2002               $11,884                   $12,176           $10,171
    4/30/2002               $12,041                   $12,604           $10,228
    5/31/2002               $11,800                   $12,188           $10,228
    6/30/2002               $11,724                   $11,918           $10,233
    7/31/2002               $10,844                   $10,147           $10,245
    8/31/2002               $10,779                   $10,102           $10,279
    9/30/2002               $10,130                   $ 9,380           $10,296
   10/31/2002               $10,301                   $ 9,521           $10,313
   11/30/2002               $10,743                   $10,281           $10,313
   12/31/2002               $10,449                   $ 9,842           $10,290
    1/31/2003               $10,202                   $ 9,565           $10,336
    2/28/2003               $ 9,834                   $ 9,243           $10,415
    3/31/2003               $ 9,919                   $ 9,342           $10,478
    4/30/2003               $10,508                   $10,229           $10,455
    5/31/2003               $11,080                   $11,274           $10,438
    6/30/2003               $11,250                   $11,465           $10,449
    7/31/2003               $11,669                   $12,037           $10,461
    8/31/2003               $12,077                   $12,494           $10,501
    9/30/2003               $11,910                   $12,351           $10,535
   10/31/2003               $12,730                   $13,358           $10,523
   11/30/2003               $12,951                   $13,870           $10,495
   12/31/2003               $13,437                   $14,372           $10,484
    1/31/2004               $13,603                   $14,869           $10,535
    2/29/2004               $13,985                   $15,157           $10,592
    3/31/2004               $14,130                   $15,366           $10,660
    4/30/2004               $13,651                   $14,572           $10,694
    5/31/2004               $13,862                   $14,748           $10,757
    6/30/2004               $14,586                   $15,497           $10,791
    7/31/2004               $14,330                   $14,784           $10,774
    8/31/2004               $14,292                   $14,929           $10,779
    9/30/2004               $14,831                   $15,520           $10,802
   10/31/2004               $15,142                   $15,761           $10,859
   11/30/2004               $16,322                   $17,159           $10,865
   12/31/2004               $16,707                   $17,569           $10,825
    1/31/2005               $16,388                   $16,889           $10,848
    2/28/2005               $16,927                   $17,225           $10,910
    3/31/2005               $16,683                   $16,870           $10,995
    4/30/2005               $15,965                   $16,000           $11,069
    5/31/2005               $16,663                   $16,976           $11,058
    6/30/2005               $17,138                   $17,726           $11,064
    7/31/2005               $18,062                   $18,735           $11,115
    8/31/2005               $17,824                   $18,305           $11,172
    9/30/2005               $17,891                   $18,275           $11,308
   10/31/2005               $17,370                   $17,816           $11,331

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS B                           10/31/05
------------------------------------------
1-Year                             +12.03%
------------------------------------------
3-Year                             +18.77%
------------------------------------------
Since Inception (3/1/01)           +12.55%
------------------------------------------


                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C                           10/31/05
------------------------------------------
1-Year                             +15.04%
------------------------------------------
3-Year                             +19.48%
------------------------------------------
Since Inception (3/1/01)           +12.84%
------------------------------------------

CLASS C (3/1/01-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     FRANKLIN BALANCE SHEET
                         INVESTMENT FUND           RUSSELL 2000
      DATE                 CLASS C                VALUE INDEX(6)         CPI(6)
   ----------------------------------------------------------------------------
     3/1/2001               $10,000                   $10,000           $10,000
    3/31/2001               $ 9,758                   $ 9,840           $10,023
    4/30/2001               $10,231                   $10,295           $10,063
    5/31/2001               $10,790                   $10,560           $10,108
    6/30/2001               $10,966                   $10,985           $10,125
    7/31/2001               $10,912                   $10,738           $10,097
    8/31/2001               $11,004                   $10,701           $10,097
    9/30/2001               $ 9,816                   $ 9,520           $10,142
   10/31/2001               $10,094                   $ 9,768           $10,108
   11/30/2001               $10,593                   $10,470           $10,091
   12/31/2001               $11,197                   $11,111           $10,051
    1/31/2002               $11,197                   $11,259           $10,074
    2/28/2002               $11,442                   $11,327           $10,114
    3/31/2002               $11,889                   $12,176           $10,171
    4/30/2002               $12,049                   $12,604           $10,228
    5/31/2002               $11,804                   $12,188           $10,228
    6/30/2002               $11,731                   $11,918           $10,233
    7/31/2002               $10,849                   $10,147           $10,245
    8/31/2002               $10,784                   $10,102           $10,279
    9/30/2002               $10,135                   $ 9,380           $10,296
   10/31/2002               $10,306                   $ 9,521           $10,313
   11/30/2002               $10,748                   $10,281           $10,313
   12/31/2002               $10,455                   $ 9,842           $10,290
    1/31/2003               $10,206                   $ 9,565           $10,336
    2/28/2003               $ 9,853                   $ 9,243           $10,415
    3/31/2003               $ 9,926                   $ 9,342           $10,478
    4/30/2003               $10,515                   $10,229           $10,455
    5/31/2003               $11,086                   $11,274           $10,438
    6/30/2003               $11,256                   $11,465           $10,449
    7/31/2003               $11,678                   $12,037           $10,461
    8/31/2003               $12,082                   $12,494           $10,501
    9/30/2003               $11,915                   $12,351           $10,535
   10/31/2003               $12,736                   $13,358           $10,523
   11/30/2003               $12,959                   $13,870           $10,495
   12/31/2003               $13,445                   $14,372           $10,484
    1/31/2004               $13,611                   $14,869           $10,535
    2/29/2004               $13,989                   $15,157           $10,592
    3/31/2004               $14,135                   $15,366           $10,660
    4/30/2004               $13,656                   $14,572           $10,694
    5/31/2004               $13,870                   $14,748           $10,757
    6/30/2004               $14,593                   $15,497           $10,791
    7/31/2004               $14,337                   $14,784           $10,774
    8/31/2004               $14,300                   $14,929           $10,779
    9/30/2004               $14,838                   $15,520           $10,802
   10/31/2004               $15,149                   $15,761           $10,859
   11/30/2004               $16,331                   $17,159           $10,865
   12/31/2004               $16,717                   $17,569           $10,825
    1/31/2005               $16,396                   $16,889           $10,848
    2/28/2005               $16,934                   $17,225           $10,910
    3/31/2005               $16,691                   $16,870           $10,995
    4/30/2005               $15,973                   $16,000           $11,069
    5/31/2005               $16,671                   $16,976           $11,058
    6/30/2005               $17,148                   $17,726           $11,064
    7/31/2005               $18,071                   $18,735           $11,115
    8/31/2005               $17,834                   $18,305           $11,172
    9/30/2005               $17,900                   $18,275           $11,308
   10/31/2005               $17,579                   $17,816           $11,331

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS R                           10/31/05
------------------------------------------
1-Year                             +15.62%
------------------------------------------
3-Year                             +20.10%
------------------------------------------
Since Inception (1/1/02)           +13.10%
------------------------------------------

CLASS R (1/1/02-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     FRANKLIN BALANCE SHEET
                         INVESTMENT FUND           RUSSELL 2000
      DATE                 CLASS R                VALUE INDEX(6)         CPI(6)
   ----------------------------------------------------------------------------
     1/1/2002               $10,000                   $10,000           $10,000
    1/31/2002               $10,013                   $10,133           $10,023
    2/28/2002               $10,238                   $10,194           $10,062
    3/31/2002               $10,643                   $10,958           $10,119
    4/30/2002               $10,789                   $11,344           $10,175
    5/31/2002               $10,576                   $10,968           $10,175
    6/30/2002               $10,511                   $10,726           $10,181
    7/31/2002               $ 9,724                   $ 9,132           $10,192
    8/31/2002               $ 9,669                   $ 9,091           $10,226
    9/30/2002               $ 9,090                   $ 8,442           $10,243
   10/31/2002               $ 9,248                   $ 8,569           $10,260
   11/30/2002               $ 9,649                   $ 9,253           $10,260
   12/31/2002               $ 9,388                   $ 8,857           $10,238
    1/31/2003               $ 9,170                   $ 8,608           $10,283
    2/28/2003               $ 8,843                   $ 8,319           $10,362
    3/31/2003               $ 8,929                   $ 8,408           $10,424
    4/30/2003               $ 9,461                   $ 9,206           $10,402
    5/31/2003               $ 9,982                   $10,146           $10,385
    6/30/2003               $10,139                   $10,318           $10,396
    7/31/2003               $10,520                   $10,833           $10,407
    8/31/2003               $10,893                   $11,244           $10,447
    9/30/2003               $10,746                   $11,115           $10,481
   10/31/2003               $11,492                   $12,021           $10,470
   11/30/2003               $11,697                   $12,483           $10,441
   12/31/2003               $12,140                   $12,934           $10,430
    1/31/2004               $12,297                   $13,382           $10,481
    2/29/2004               $12,645                   $13,641           $10,538
    3/31/2004               $12,780                   $13,829           $10,606
    4/30/2004               $12,354                   $13,114           $10,640
    5/31/2004               $12,550                   $13,272           $10,702
    6/30/2004               $13,211                   $13,947           $10,736
    7/31/2004               $12,985                   $13,305           $10,719
    8/31/2004               $12,957                   $13,436           $10,724
    9/30/2004               $13,451                   $13,967           $10,747
   10/31/2004               $13,737                   $14,184           $10,804
   11/30/2004               $14,814                   $15,443           $10,809
   12/31/2004               $15,172                   $15,812           $10,770
    1/31/2005               $14,887                   $15,200           $10,792
    2/28/2005               $15,384                   $15,502           $10,855
    3/31/2005               $15,167                   $15,183           $10,939
    4/30/2005               $14,519                   $14,400           $11,013
    5/31/2005               $15,159                   $15,278           $11,002
    6/30/2005               $15,600                   $15,953           $11,007
    7/31/2005               $16,447                   $16,861           $11,058
    8/31/2005               $16,238                   $16,474           $11,115
    9/30/2005               $16,306                   $16,447           $11,251
   10/31/2005               $16,020                   $16,034           $11,273


12 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
ADVISOR CLASS(5)                  10/31/05
------------------------------------------
1-Year                             +17.20%
------------------------------------------
5-Year                             +15.02%
------------------------------------------
10-Year                            +13.51%
------------------------------------------

ADVISOR CLASS (11/1/95-10/31/05)(5)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     FRANKLIN BALANCE SHEET
                         INVESTMENT FUND           RUSSELL 2000
      DATE               ADVISOR CLASS            VALUE INDEX(6)         CPI(6)
   ----------------------------------------------------------------------------
    11/1/1995                $10,000                    $10,000          $10,000
   11/30/1995                $10,345                    $10,397          $ 9,993
   12/31/1995                $10,586                    $10,720          $ 9,987
    1/31/1996                $10,638                    $10,791          $10,046
    2/29/1996                $10,713                    $10,960          $10,078
    3/31/1996                $10,979                    $11,190          $10,130
    4/30/1996                $11,262                    $11,495          $10,169
    5/31/1996                $11,480                    $11,786          $10,189
    6/30/1996                $11,377                    $11,647          $10,195
    7/31/1996                $11,105                    $11,028          $10,215
    8/31/1996                $11,472                    $11,506          $10,234
    9/30/1996                $11,572                    $11,820          $10,267
   10/31/1996                $11,693                    $11,958          $10,299
   11/30/1996                $12,158                    $12,601          $10,319
   12/31/1996                $12,440                    $13,010          $10,319
    1/31/1997                $12,899                    $13,210          $10,351
    2/28/1997                $13,113                    $13,335          $10,384
    3/31/1997                $12,863                    $12,978          $10,410
    4/30/1997                $12,802                    $13,169          $10,423
    5/31/1997                $13,586                    $14,217          $10,416
    6/30/1997                $14,344                    $14,936          $10,429
    7/31/1997                $14,920                    $15,563          $10,442
    8/31/1997                $14,999                    $15,810          $10,462
    9/30/1997                $15,990                    $16,862          $10,488
   10/31/1997                $15,536                    $16,403          $10,514
   11/30/1997                $15,452                    $16,583          $10,507
   12/31/1997                $15,672                    $17,145          $10,494
    1/31/1998                $15,644                    $16,835          $10,514
    2/28/1998                $16,573                    $17,853          $10,534
    3/31/1998                $17,202                    $18,577          $10,553
    4/30/1998                $17,432                    $18,669          $10,573
    5/31/1998                $17,207                    $18,008          $10,592
    6/30/1998                $17,076                    $17,906          $10,605
    7/31/1998                $16,159                    $16,504          $10,618
    8/31/1998                $14,425                    $13,919          $10,631
    9/30/1998                $14,760                    $14,705          $10,644
   10/31/1998                $15,048                    $15,142          $10,670
   11/30/1998                $15,270                    $15,551          $10,670
   12/31/1998                $15,576                    $16,039          $10,664
    1/31/1999                $15,399                    $15,675          $10,690
    2/28/1999                $14,541                    $14,605          $10,703
    3/31/1999                $14,042                    $14,484          $10,735
    4/30/1999                $14,961                    $15,807          $10,813
    5/31/1999                $15,539                    $16,292          $10,813
    6/30/1999                $16,512                    $16,882          $10,813
    7/31/1999                $16,294                    $16,482          $10,846
    8/31/1999                $15,526                    $15,879          $10,872
    9/30/1999                $15,051                    $15,562          $10,924
   10/31/1999                $14,892                    $15,250          $10,943
   11/30/1999                $15,180                    $15,329          $10,950
   12/31/1999                $15,337                    $15,800          $10,950
    1/31/2000                $14,864                    $15,387          $10,982
    2/29/2000                $15,226                    $16,328          $11,047
    3/31/2000                $15,464                    $16,404          $11,139
    4/30/2000                $15,640                    $16,501          $11,145
    5/31/2000                $15,444                    $16,250          $11,158
    6/30/2000                $15,898                    $16,724          $11,217
    7/31/2000                $16,313                    $17,282          $11,243
    8/31/2000                $17,035                    $18,054          $11,243
    9/30/2000                $17,298                    $17,952          $11,301
   10/31/2000                $17,643                    $17,888          $11,321
   11/30/2000                $17,430                    $17,524          $11,327
   12/31/2000                $18,476                    $19,407          $11,321
    1/31/2001                $19,207                    $19,943          $11,392
    2/28/2001                $19,311                    $19,915          $11,438
    3/31/2001                $18,844                    $19,596          $11,464
    4/30/2001                $19,778                    $20,503          $11,509
    5/31/2001                $20,883                    $21,030          $11,561
    6/30/2001                $21,227                    $21,876          $11,581
    7/31/2001                $21,139                    $21,385          $11,548
    8/31/2001                $21,336                    $21,311          $11,548
    9/30/2001                $19,043                    $18,959          $11,601
   10/31/2001                $19,601                    $19,454          $11,561
   11/30/2001                $20,586                    $20,852          $11,542
   12/31/2001                $21,780                    $22,129          $11,496
    1/31/2002                $21,790                    $22,422          $11,522
    2/28/2002                $22,291                    $22,559          $11,568
    3/31/2002                $23,182                    $24,248          $11,633
    4/30/2002                $23,509                    $25,102          $11,698
    5/31/2002                $23,051                    $24,272          $11,698
    6/30/2002                $22,926                    $23,734          $11,705
    7/31/2002                $21,219                    $20,208          $11,718
    8/31/2002                $21,116                    $20,118          $11,757
    9/30/2002                $19,861                    $18,681          $11,776
   10/31/2002                $20,210                    $18,962          $11,796
   11/30/2002                $21,094                    $20,475          $11,796
   12/31/2002                $20,531                    $19,600          $11,770
    1/31/2003                $20,066                    $19,048          $11,822
    2/28/2003                $19,357                    $18,408          $11,913
    3/31/2003                $19,540                    $18,605          $11,984
    4/30/2003                $20,714                    $20,372          $11,958
    5/31/2003                $21,866                    $22,452          $11,939
    6/30/2003                $22,215                    $22,832          $11,952
    7/31/2003                $23,067                    $23,971          $11,965
    8/31/2003                $23,887                    $24,882          $12,010
    9/30/2003                $23,577                    $24,596          $12,049
   10/31/2003                $25,222                    $26,602          $12,036
   11/30/2003                $25,687                    $27,623          $12,004
   12/31/2003                $26,674                    $28,622          $11,991
    1/31/2004                $27,022                    $29,611          $12,049
    2/29/2004                $27,801                    $30,185          $12,115
    3/31/2004                $28,115                    $30,602          $12,193
    4/30/2004                $27,184                    $29,020          $12,232
    5/31/2004                $27,633                    $29,370          $12,303
    6/30/2004                $29,096                    $30,862          $12,342
    7/31/2004                $28,608                    $29,443          $12,323
    8/31/2004                $28,558                    $29,732          $12,329
    9/30/2004                $29,657                    $30,908          $12,355
   10/31/2004                $30,307                    $31,388          $12,420
   11/30/2004                $32,697                    $34,173          $12,427
   12/31/2004                $33,497                    $34,989          $12,381
    1/31/2005                $32,882                    $33,635          $12,407
    2/28/2005                $33,991                    $34,303          $12,479
    3/31/2005                $33,526                    $33,597          $12,576
    4/30/2005                $32,112                    $31,864          $12,661
    5/31/2005                $33,543                    $33,807          $12,648
    6/30/2005                $34,532                    $35,302          $12,655
    7/31/2005                $36,422                    $37,311          $12,713
    8/31/2005                $35,974                    $36,455          $12,778
    9/30/2005                $36,141                    $36,394          $12,934
   10/31/2005                $35,518                    $35,480          $12,960

ENDNOTES

INVESTING IN SMALLER COMPANIES INVOLVES ADDITIONAL RISKS, AS THE PRICE OF SUCH SECURITIES CAN BE VOLATILE, PARTICULARLY OVER THE SHORT TERM. INVESTORS SHOULD EXPECT FLUCTUATION IN THE VALUE OF THEIR INVESTMENT, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 1/2/01, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Effective 3/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/28/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +84.04% and +13.96%.

(6) Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.


                                                              Annual Report | 13

YOUR FUND'S EXPENSES

FRANKLIN BALANCE SHEET INVESTMENT FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                       VALUE 4/30/05     VALUE 10/31/05    PERIOD* 4/30/05-10/31/05
----------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,104.80                $4.88
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,020.57                $4.69
----------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,100.50                $8.89
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,016.74                $8.54
----------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,100.50                $8.89
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,016.74                $8.54
----------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,103.50                $6.26
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,019.26                $6.01
----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,106.10                $3.61
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,021.78                $3.47
----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.92%; B: 1.68%; C: 1.68%; R: 1.18%; and Advisor: 0.68%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 15

FRANKLIN LARGE CAP VALUE FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Large Cap Value Fund seeks long-term capital appreciation by investing at least 80% of its net assets in large capitalization companies that we believe are undervalued. Large capitalization companies are those with market capitalizations that are similar in size at the time of purchase to those in the Russell 1000(R) Index.(1)

This annual report for Franklin Large Cap Value Fund covers the fiscal year ended October 31, 2005.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Franklin Large Cap Value Fund - Class A posted a +5.42% cumulative total return for the year under review. The Fund underperformed its benchmark, the Russell 1000 Value Index, which posted an +11.86% total return for the same period.(2) Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. You can find the Fund's long-term performance data in the Performance Summary beginning on page 20.

(1) The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000(R) Index, which represent approximately 92% of total market capitalization in the Russell 3000 Index.

(2) Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 67.


16 | Annual Report

INVESTMENT STRATEGY

The Fund seeks to maintain a diversified portfolio of large-capitalization stocks that are attractively valued relative to the overall market, the company's industry group or the company's historical valuation. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature. We believe this contrarian approach will provide favorable returns for our shareholders over time.

MANAGER'S DISCUSSION

Several stocks were contributors to Fund performance, most notably in the energy sector. Energy stocks rose sharply in the year under review, benefiting from record high energy prices and refining margins. The two biggest contributors to the Fund's positive performance for the year were energy minerals stocks:
ConocoPhillips, an integrated oil company, and Occidental Petroleum, an exploration and production company. ConocoPhillips and Occidental Petroleum increased earnings per share from continuing operations 71% and 50% during the first nine months of 2005. Strong earnings and cash flows realized by the companies enabled them to enhance shareholder value by raising their dividends, lowering their debt and increasing their energy reserves with the aid of acquisitions. Investment bank Lehman Brothers Holdings had the third largest positive impact on returns. Lehman's earnings per share from continuing operations advanced 36% through the first nine months of its fiscal year 2005, as the company achieved solid results in both investment banking and capital markets operations. Lehman has grown its book value per share by 16.6% over the past four quarters. Each of the stocks mentioned above surged more than 43% during the period under review.

PORTFOLIO BREAKDOWN
Franklin Large Cap Value Fund
Based on Total Net Assets as of 10/31/05

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Producer Manufacturing                         15.7%

Energy Minerals                                 9.0%

Consumer Non-Durables                           7.2%

Major Banks                                     6.7%

Technology Services                             6.0%

Consumer Services                               5.4%

Process Industries                              5.2%

Health Technology                               4.8%

Property-Casualty Insurance                     4.5%

Finance, Rental & Leasing                       3.5%

Financial Conglomerates                         3.4%

Investment Managers                             3.3%

Multi-Line Insurance                            2.9%

Investment Banks & Brokers                      2.8%

Regional Banks                                  2.7%

Other                                           7.9%

Short-Term Investments & Other Net Assets       9.0%


                                                              Annual Report | 17

TOP 10 EQUITY HOLDINGS
Franklin Large Cap Value Fund
10/31/05

----------------------------------------------------------------------
COMPANY                                                    % OF TOTAL
SECTOR/INDUSTRY                                            NET ASSETS
----------------------------------------------------------------------
Freddie Mac                                                      3.5%
   FINANCE, RENTAL & LEASING
----------------------------------------------------------------------
Bank of America Corp.                                            3.5%
   MAJOR BANKS
----------------------------------------------------------------------
ConocoPhillips                                                   3.4%
   ENERGY MINERALS
----------------------------------------------------------------------
International Business Machines Corp.                            3.4%
   TECHNOLOGY SERVICES
----------------------------------------------------------------------
Citigroup Inc.                                                   3.4%
   FINANCIAL CONGLOMERATES
----------------------------------------------------------------------
Procter & Gamble Co.                                             3.3%
   CONSUMER NON-DURABLES
----------------------------------------------------------------------
Mellon Financial Corp.                                           3.2%
   INVESTMENT MANAGERS
----------------------------------------------------------------------
Wachovia Corp.                                                   3.2%
   MAJOR BANKS
----------------------------------------------------------------------
3M Co.                                                           3.2%
   PRODUCER MANUFACTURING
----------------------------------------------------------------------
Gannett Co. Inc.                                                 3.2%
   CONSUMER SERVICES
----------------------------------------------------------------------

The Fund also had some detractors from performance this fiscal year. Newspaper publisher Gannett had the largest negative impact on returns. Gannett's stock fell 23% despite reporting higher earnings per share from continuing operations for the first nine months of the year, as earnings estimates for 2005 and 2006 declined due to slowing advertising demand. In addition, Gannett's share price might be under pressure due to expectations that more advertising dollars would be spent on the Internet and less on traditional media such as newspapers. Pharmaceutical company Pfizer had the second-largest negative impact on returns. The stock dropped 23% for a variety of reasons. Results were hurt by lower sales for the company's painkilling drug Celebrex due to safety concerns. Also weighing on the shares was uncertainty over a lawsuit challenging the validity of the patent covering the company's cholesterol-lowering drug Lipitor, which is Pfizer's biggest contributor to revenues. Finally, the share price fell in October when the company reported disappointing earnings results and withdrew earnings guidance for 2006. The third-largest detractor was Lexmark International, a printing products manufacturer. Lexmark's stock fell sharply in October after the company announced that third-quarter earnings would be well short of expectations. Slower growth and increased competition in the industry contributed to weaker-than-expected results. Given the long-term challenges the company faces, we sold our position in Lexmark by period-end.

We added seven new stocks to the portfolio: BP, an international integrated oil company; Ambac Financial Group, a credit guarantor of municipal bonds and structured financial obligations; Chubb, a property and casualty insurer; Georgia Pacific, a forest products and consumer tissue company; Illinois Tool Works, a maker of engineered and specialty equipment used in the manufacturing process for a variety of industries; 3M, a diversified health care, consumer and industrial products manufacturer; and Microsoft, the world's largest software company.

In addition to our sale of Lexmark, we sold seven other positions that either met our price targets or had changes in their fundamentals: Verizon Communications, a telecommunications service provider; Cendant, a travel and real estate services company; Sara Lee, a manufacturer of food and other consumer products; Federated Department Stores, the operator of Macy's and other department stores; Fannie Mae, a government sponsored mortgage company; St. Paul Travelers Companies, a property and casualty insurer; and Principal Financial Group, a life and health insurer with extensive operations in retirement services.


18 | Annual Report

Thank you for your continued participation in Franklin Large Cap Value Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]


/s/ Stephen T. Madonna

Stephen T. Madonna, CFA
Lead Portfolio Manager

William J. Lippman
Bruce C. Baughman, CPA
Donald Taylor, CPA
Margaret McGee

Portfolio Management Team
Franklin Large Cap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 19

PERFORMANCE SUMMARY AS OF 10/31/05

FRANKLIN LARGE CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------
CLASS A (SYMBOL: FLVAX)                        CHANGE   10/31/05   10/31/04
----------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.65   $  14.66   $  14.01
----------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
----------------------------------------------------------------------------
Dividend Income                     $ 0.0794
----------------------------------------------------------------------------
Long-Term Capital Gain              $ 0.0297
----------------------------------------------------------------------------
       TOTAL                        $ 0.1091
----------------------------------------------------------------------------
CLASS B (SYMBOL: FBLCX)                        CHANGE   10/31/05   10/31/04
----------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.62   $  14.47   $  13.85
----------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
----------------------------------------------------------------------------
Dividend Income                     $ 0.0024
----------------------------------------------------------------------------
Long-Term Capital Gain              $ 0.0297
----------------------------------------------------------------------------
       TOTAL                        $ 0.0321
----------------------------------------------------------------------------
CLASS C (SYMBOL: FLCVX)                        CHANGE   10/31/05   10/31/04
----------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.62   $  14.47   $  13.85
----------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
----------------------------------------------------------------------------
Long-Term Capital Gain              $ 0.0297
----------------------------------------------------------------------------
CLASS R (SYMBOL: FLCRX)                        CHANGE   10/31/05   10/31/04
----------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.63   $  14.56   $  13.93
----------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
----------------------------------------------------------------------------
Dividend Income                     $ 0.0633
----------------------------------------------------------------------------
Long-Term Capital Gain              $ 0.0297
----------------------------------------------------------------------------
       TOTAL                        $ 0.0930
----------------------------------------------------------------------------

Franklin Large Cap Value Fund paid distributions derived from long-term capital gains of 2.97 cents ($0.0297) per share in December 2004. The Fund designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3)(C).


20 | Annual Report

PERFORMANCE(1)

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------
CLASS A                                  1-YEAR     5-YEAR  INCEPTION (6/1/00)
-------------------------------------------------------------------------------
Cumulative Total Return(2)               +5.42%    +37.16%         +52.52%
-------------------------------------------------------------------------------
Average Annual Total Return(3)           -0.61%     +5.27%          +6.93%
-------------------------------------------------------------------------------
Value of $10,000 Investment(4)        $  9,939   $ 12,926        $ 14,376
-------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(5)      +1.02%     +6.59%          +7.19%
-------------------------------------------------------------------------------
CLASS B                                 1-YEAR     5-YEAR   INCEPTION (6/1/00)
-------------------------------------------------------------------------------
Cumulative Total Return(2)               +4.71%    +32.79%         +47.53%
-------------------------------------------------------------------------------
Average Annual Total Return(3)           +0.71%     +5.52%          +7.31%
-------------------------------------------------------------------------------
Value of $10,000 Investment(4)        $ 10,071   $ 13,079        $ 14,653
-------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(5)      +2.58%     +6.87%          +7.60%
-------------------------------------------------------------------------------
CLASS C                                 1-YEAR     5-YEAR   INCEPTION (6/1/00)
-------------------------------------------------------------------------------
Cumulative Total Return(2)               +4.69%    +32.78%         +47.52%
-------------------------------------------------------------------------------
Average Annual Total Return(3)           +3.69%     +5.83%          +7.44%
-------------------------------------------------------------------------------
Value of $10,000 Investment(4)        $ 10,369   $ 13,278        $ 14,752
-------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(5)      +5.56%     +7.17%          +7.73%
-------------------------------------------------------------------------------
CLASS R                                  1-YEAR     3-YEAR  INCEPTION (8/1/02)
-------------------------------------------------------------------------------
Cumulative Total Return(2)               +5.19%    +41.73%         +40.79%
-------------------------------------------------------------------------------
Average Annual Total Return(3)           +4.19%    +12.33%         +11.10%
-------------------------------------------------------------------------------
Value of $10,000 Investment(4)        $ 10,419   $ 14,173        $ 14,079
-------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(5)      +6.05%    +16.06%         +11.71%
-------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 21

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                           10/31/05
------------------------------------------
1-Year                              -0.61%
------------------------------------------
5-Year                              +5.27%
------------------------------------------
Since Inception (6/1/00)            +6.93%
------------------------------------------

CLASS A (6/1/00-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   FRANKLIN LARGE CAP
                       VALUE FUND        RUSSELL 1000 VALUE
      DATE              CLASS A               INDEX(6)            CPI(6)
   ----------      ------------------    ------------------      -------
     6/1/2000            $ 9,425               $10,000           $10,000
    6/30/2000            $ 9,001               $ 9,543           $10,052
    7/31/2000            $ 9,067               $ 9,662           $10,076
    8/31/2000            $ 9,623               $10,200           $10,076
    9/30/2000            $ 9,925               $10,294           $10,128
   10/31/2000            $10,481               $10,546           $10,146
   11/30/2000            $10,189               $10,155           $10,152
   12/31/2000            $11,147               $10,664           $10,146
    1/31/2001            $11,393               $10,705           $10,210
    2/28/2001            $11,355               $10,407           $10,251
    3/31/2001            $11,355               $10,039           $10,274
    4/30/2001            $11,878               $10,532           $10,315
    5/31/2001            $12,343               $10,768           $10,362
    6/30/2001            $12,030               $10,529           $10,379
    7/31/2001            $12,077               $10,507           $10,350
    8/31/2001            $11,783               $10,086           $10,350
    9/30/2001            $11,080               $ 9,376           $10,397
   10/31/2001            $11,071               $ 9,296           $10,362
   11/30/2001            $11,631               $ 9,836           $10,344
   12/31/2001            $12,002               $10,068           $10,303
    1/31/2002            $11,819               $ 9,990           $10,327
    2/28/2002            $11,867               $10,006           $10,367
    3/31/2002            $12,233               $10,479           $10,426
    4/30/2002            $12,050               $10,120           $10,484
    5/31/2002            $12,194               $10,171           $10,484
    6/30/2002            $11,414               $ 9,587           $10,490
    7/31/2002            $10,422               $ 8,696           $10,501
    8/31/2002            $10,518               $ 8,761           $10,536
    9/30/2002            $ 9,237               $ 7,787           $10,554
   10/31/2002            $10,094               $ 8,364           $10,571
   11/30/2002            $10,692               $ 8,891           $10,571
   12/31/2002            $10,139               $ 8,505           $10,548
    1/31/2003            $ 9,926               $ 8,299           $10,595
    2/28/2003            $ 9,752               $ 8,078           $10,676
    3/31/2003            $ 9,790               $ 8,091           $10,741
    4/30/2003            $10,479               $ 8,803           $10,717
    5/31/2003            $11,157               $ 9,372           $10,700
    6/30/2003            $11,254               $ 9,489           $10,711
    7/31/2003            $11,361               $ 9,630           $10,723
    8/31/2003            $11,477               $ 9,780           $10,764
    9/30/2003            $11,487               $ 9,685           $10,799
   10/31/2003            $12,020               $10,277           $10,787
   11/30/2003            $12,146               $10,417           $10,758
   12/31/2003            $12,770               $11,059           $10,746
    1/31/2004            $13,013               $11,253           $10,799
    2/29/2004            $13,364               $11,494           $10,857
    3/31/2004            $13,276               $11,394           $10,927
    4/30/2004            $13,140               $11,115           $10,962
    5/31/2004            $13,227               $11,229           $11,026
    6/30/2004            $13,422               $11,494           $11,061
    7/31/2004            $13,247               $11,332           $11,044
    8/31/2004            $13,461               $11,493           $11,050
    9/30/2004            $13,510               $11,671           $11,073
   10/31/2004            $13,636               $11,866           $11,131
   11/30/2004            $14,055               $12,465           $11,137
   12/31/2004            $14,483               $12,883           $11,096
    1/31/2005            $14,228               $12,654           $11,120
    2/28/2005            $14,365               $13,074           $11,184
    3/31/2005            $14,247               $12,894           $11,271
    4/30/2005            $13,963               $12,663           $11,347
    5/31/2005            $14,228               $12,968           $11,335
    6/30/2005            $14,120               $13,110           $11,341
    7/31/2005            $14,551               $13,489           $11,394
    8/31/2005            $14,404               $13,431           $11,452
    9/30/2005            $14,483               $13,619           $11,592
   10/31/2005            $14,376               $13,273           $11,615

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS B                           10/31/05
------------------------------------------
1-Year                              +0.71%
------------------------------------------
5-Year                              +5.52%
------------------------------------------
Since Inception (6/1/00)            +7.31%
------------------------------------------

CLASS B (6/1/00-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   FRANKLIN LARGE CAP
                       VALUE FUND        RUSSELL 1000 VALUE
      DATE              CLASS B               INDEX(6)            CPI(6)
   ----------      ------------------    ------------------      -------
     6/1/2000            $10,000               $10,000           $10,000
    6/30/2000            $ 9,550               $ 9,543           $10,052
    7/31/2000            $ 9,610               $ 9,662           $10,076
    8/31/2000            $10,200               $10,200           $10,076
    9/30/2000            $10,520               $10,294           $10,128
   10/31/2000            $11,110               $10,546           $10,146
   11/30/2000            $10,790               $10,155           $10,152
   12/31/2000            $11,803               $10,664           $10,146
    1/31/2001            $12,064               $10,705           $10,210
    2/28/2001            $12,004               $10,407           $10,251
    3/31/2001            $11,994               $10,039           $10,274
    4/30/2001            $12,547               $10,532           $10,315
    5/31/2001            $13,020               $10,768           $10,362
    6/30/2001            $12,688               $10,529           $10,379
    7/31/2001            $12,738               $10,507           $10,350
    8/31/2001            $12,416               $10,086           $10,350
    9/30/2001            $11,662               $ 9,376           $10,397
   10/31/2001            $11,652               $ 9,296           $10,362
   11/30/2001            $12,235               $ 9,836           $10,344
   12/31/2001            $12,611               $10,068           $10,303
    1/31/2002            $12,418               $ 9,990           $10,327
    2/28/2002            $12,459               $10,006           $10,367
    3/31/2002            $12,835               $10,479           $10,426
    4/30/2002            $12,631               $10,120           $10,484
    5/31/2002            $12,784               $10,171           $10,484
    6/30/2002            $11,961               $ 9,587           $10,490
    7/31/2002            $10,914               $ 8,696           $10,501
    8/31/2002            $11,016               $ 8,761           $10,536
    9/30/2002            $ 9,664               $ 7,787           $10,554
   10/31/2002            $10,558               $ 8,364           $10,571
   11/30/2002            $11,178               $ 8,891           $10,571
   12/31/2002            $10,604               $ 8,505           $10,548
    1/31/2003            $10,371               $ 8,299           $10,595
    2/28/2003            $10,177               $ 8,078           $10,676
    3/31/2003            $10,218               $ 8,091           $10,741
    4/30/2003            $10,930               $ 8,803           $10,717
    5/31/2003            $11,631               $ 9,372           $10,700
    6/30/2003            $11,723               $ 9,489           $10,711
    7/31/2003            $11,825               $ 9,630           $10,723
    8/31/2003            $11,947               $ 9,780           $10,764
    9/30/2003            $11,947               $ 9,685           $10,799
   10/31/2003            $12,496               $10,277           $10,787
   11/30/2003            $12,618               $10,417           $10,758
   12/31/2003            $13,266               $11,059           $10,746
    1/31/2004            $13,510               $11,253           $10,799
    2/29/2004            $13,866               $11,494           $10,857
    3/31/2004            $13,764               $11,394           $10,927
    4/30/2004            $13,612               $11,115           $10,962
    5/31/2004            $13,693               $11,229           $11,026
    6/30/2004            $13,896               $11,494           $11,061
    7/31/2004            $13,703               $11,332           $11,044
    8/31/2004            $13,917               $11,493           $11,050
    9/30/2004            $13,957               $11,671           $11,073
   10/31/2004            $14,090               $11,866           $11,131
   11/30/2004            $14,507               $12,465           $11,137
   12/31/2004            $14,936               $12,883           $11,096
    1/31/2005            $14,671               $12,654           $11,120
    2/28/2005            $14,804               $13,074           $11,184
    3/31/2005            $14,671               $12,894           $11,271
    4/30/2005            $14,376               $12,663           $11,347
    5/31/2005            $14,641               $12,968           $11,335
    6/30/2005            $14,518               $13,110           $11,341
    7/31/2005            $14,957               $13,489           $11,394
    8/31/2005            $14,794               $13,431           $11,452
    9/30/2005            $14,875               $13,619           $11,592
   10/31/2005            $14,653               $13,273           $11,615


22 | Annual Report

CLASS C (6/1/00-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   FRANKLIN LARGE CAP
                       VALUE FUND        RUSSELL 1000 VALUE
      DATE              CLASS C               INDEX(6)            CPI(6)
   ----------      ------------------    ------------------      -------
     6/1/2000            $10,000               $10,000           $10,000
    6/30/2000            $ 9,550               $ 9,543           $10,052
    7/31/2000            $ 9,610               $ 9,662           $10,076
    8/31/2000            $10,200               $10,200           $10,076
    9/30/2000            $10,520               $10,294           $10,128
   10/31/2000            $11,110               $10,546           $10,146
   11/30/2000            $10,800               $10,155           $10,152
   12/31/2000            $11,814               $10,664           $10,146
    1/31/2001            $12,066               $10,705           $10,210
    2/28/2001            $12,006               $10,407           $10,251
    3/31/2001            $11,996               $10,039           $10,274
    4/30/2001            $12,549               $10,532           $10,315
    5/31/2001            $13,022               $10,768           $10,362
    6/30/2001            $12,690               $10,529           $10,379
    7/31/2001            $12,740               $10,507           $10,350
    8/31/2001            $12,418               $10,086           $10,350
    9/30/2001            $11,664               $ 9,376           $10,397
   10/31/2001            $11,643               $ 9,296           $10,362
   11/30/2001            $12,227               $ 9,836           $10,344
   12/31/2001            $12,609               $10,068           $10,303
    1/31/2002            $12,416               $ 9,990           $10,327
    2/28/2002            $12,456               $10,006           $10,367
    3/31/2002            $12,832               $10,479           $10,426
    4/30/2002            $12,639               $10,120           $10,484
    5/31/2002            $12,782               $10,171           $10,484
    6/30/2002            $11,959               $ 9,587           $10,490
    7/31/2002            $10,922               $ 8,696           $10,501
    8/31/2002            $11,014               $ 8,761           $10,536
    9/30/2002            $ 9,662               $ 7,787           $10,554
   10/31/2002            $10,556               $ 8,364           $10,571
   11/30/2002            $11,176               $ 8,891           $10,571
   12/31/2002            $10,611               $ 8,505           $10,548
    1/31/2003            $10,377               $ 8,299           $10,595
    2/28/2003            $10,194               $ 8,078           $10,676
    3/31/2003            $10,225               $ 8,091           $10,741
    4/30/2003            $10,927               $ 8,803           $10,717
    5/31/2003            $11,629               $ 9,372           $10,700
    6/30/2003            $11,720               $ 9,489           $10,711
    7/31/2003            $11,832               $ 9,630           $10,723
    8/31/2003            $11,944               $ 9,780           $10,764
    9/30/2003            $11,944               $ 9,685           $10,799
   10/31/2003            $12,494               $10,277           $10,787
   11/30/2003            $12,616               $10,417           $10,758
   12/31/2003            $13,267               $11,059           $10,746
    1/31/2004            $13,511               $11,253           $10,799
    2/29/2004            $13,867               $11,494           $10,857
    3/31/2004            $13,765               $11,394           $10,927
    4/30/2004            $13,613               $11,115           $10,962
    5/31/2004            $13,694               $11,229           $11,026
    6/30/2004            $13,898               $11,494           $11,061
    7/31/2004            $13,694               $11,332           $11,044
    8/31/2004            $13,918               $11,493           $11,050
    9/30/2004            $13,959               $11,671           $11,073
   10/31/2004            $14,091               $11,866           $11,131
   11/30/2004            $14,498               $12,465           $11,137
   12/31/2004            $14,935               $12,883           $11,096
    1/31/2005            $14,670               $12,654           $11,120
    2/28/2005            $14,803               $13,074           $11,184
    3/31/2005            $14,670               $12,894           $11,271
    4/30/2005            $14,374               $12,663           $11,347
    5/31/2005            $14,629               $12,968           $11,335
    6/30/2005            $14,517               $13,110           $11,341
    7/31/2005            $14,956               $13,489           $11,394
    8/31/2005            $14,792               $13,431           $11,452
    9/30/2005            $14,874               $13,619           $11,592
   10/31/2005            $14,752               $13,273           $11,615

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C                           10/31/05
------------------------------------------
1-Year                              +3.69%
------------------------------------------
5-Year                              +5.83%
------------------------------------------
Since Inception (6/1/00)            +7.44%
------------------------------------------

CLASS R (8/1/02-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   FRANKLIN LARGE CAP
                       VALUE FUND        RUSSELL 1000 VALUE
      DATE              CLASS R               INDEX(6)            CPI(6)
   ----------      ------------------    ------------------      -------
     8/1/2002            $10,000               $10,000           $10,000
    8/31/2002            $10,351               $10,076           $10,033
    9/30/2002            $ 9,081               $ 8,955           $10,050
   10/31/2002            $ 9,935               $ 9,619           $10,067
   11/30/2002            $10,512               $10,225           $10,067
   12/31/2002            $ 9,983               $ 9,781           $10,044
    1/31/2003            $ 9,762               $ 9,544           $10,089
    2/28/2003            $ 9,590               $ 9,289           $10,167
    3/31/2003            $ 9,638               $ 9,305           $10,228
    4/30/2003            $10,308               $10,124           $10,205
    5/31/2003            $10,958               $10,777           $10,189
    6/30/2003            $11,054               $10,912           $10,200
    7/31/2003            $11,168               $11,075           $10,211
    8/31/2003            $11,273               $11,247           $10,250
    9/30/2003            $11,282               $11,137           $10,283
   10/31/2003            $11,799               $11,819           $10,272
   11/30/2003            $11,933               $11,979           $10,244
   12/31/2003            $12,550               $12,718           $10,233
    1/31/2004            $12,780               $12,941           $10,283
    2/29/2004            $13,126               $13,219           $10,339
    3/31/2004            $13,039               $13,103           $10,405
    4/30/2004            $12,896               $12,783           $10,439
    5/31/2004            $12,982               $12,913           $10,500
    6/30/2004            $13,184               $13,218           $10,533
    7/31/2004            $13,001               $13,032           $10,516
    8/31/2004            $13,213               $13,217           $10,522
    9/30/2004            $13,261               $13,422           $10,544
   10/31/2004            $13,386               $13,645           $10,600
   11/30/2004            $13,780               $14,335           $10,605
   12/31/2004            $14,205               $14,815           $10,566
    1/31/2005            $13,954               $14,552           $10,589
    2/28/2005            $14,090               $15,035           $10,650
    3/31/2005            $13,963               $14,828           $10,733
    4/30/2005            $13,683               $14,563           $10,805
    5/31/2005            $13,945               $14,913           $10,794
    6/30/2005            $13,838               $15,077           $10,800
    7/31/2005            $14,264               $15,513           $10,850
    8/31/2005            $14,109               $15,445           $10,905
    9/30/2005            $14,196               $15,662           $11,038
   10/31/2005            $14,079               $15,264           $11,061


AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS R                           10/31/05
------------------------------------------
1-Year                              +4.19%
------------------------------------------
3-Year                             +12.33%
------------------------------------------
Since Inception (8/1/02)           +11.10%
------------------------------------------


                                                              Annual Report | 23

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKETS AS A WHOLE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6) Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.


24 | Annual Report

YOUR FUND'S EXPENSES

FRANKLIN LARGE CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 25

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 4/30/05     VALUE 10/31/05   PERIOD* 4/30/05-10/31/05
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,029.50               $ 6.80
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,018.50               $ 6.77
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,026.20               $10.06
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,015.27               $10.01
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,026.20               $10.06
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,015.27               $10.01
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,029.00               $ 7.57
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,017.74               $ 7.53
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.33%; B: 1.97%; C: 1.97%; and R: 1.48%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


26 | Annual Report

FRANKLIN MICROCAP VALUE FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin MicroCap Value Fund seeks high total return by investing at least 80% of its net assets in securities of companies with market capitalizations under $400 million at the time of purchase, and which we believe are undervalued in the marketplace.

We are pleased to bring you Franklin MicroCap Value Fund's annual report for the fiscal year ended October 31, 2005.

-------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Franklin MicroCap Value Fund - Class A posted a +16.45% cumulative total return for the year under review. The Fund outperformed its benchmark, the Russell 2000 Value Index, which posted a +13.04% total return for the same period.1 Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. You can find the Fund's long-term performance data in the Performance Summary beginning on page 30.

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies at low price-to-book ratios, where we have reasonable confidence that book value will increase over several years. As a general rule, we limit purchases to companies with market capitalizations of less than $400 million, which we define as "microcap." Book value per share is a company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. This strategy is not aimed at trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

(1) Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 71.


                                                              Annual Report | 27

PORTFOLIO BREAKDOWN
Franklin MicroCap Value Fund
Based on Total Net Assets as of 10/31/05

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Producer Manufacturing                      16.0%

Consumer Non-Durables                       15.8%

Retail Trade                                 6.1%

Industrial Services                          6.0%

Consumer Durables                            5.3%

Property-Casualty Insurance                  5.1%

Process Industries                           3.9%

Transportation                               3.7%

Non-Energy Minerals                          3.4%

Savings Banks                                3.1%

Real Estate Development                      2.6%

Utilities                                    2.0%

Other                                        9.1%

Short-Term Investments & Other Net Assets   17.9%

MANAGER'S DISCUSSION

Franklin MicroCap Value Fund closed to new investors (with the exception of select retirement accounts) on January 14, 2004, and remained closed throughout the year ended October 31, 2005. At that point short-term investments and other net assets (cash) totaled 17.9% of total net assets. Our preference is to be fully invested at all times so long as we adhere to our investment strategy as we deploy the cash. We cannot project how long it will take to reach that objective.

We identified eight new investment opportunities during the year: American Italian Pasta, a dry pasta producer and distributor; Coast Distribution System, a supplier of accessories for recreational vehicles and pleasure boats; CoolBrands International, a frozen desserts marketer; Handleman, a distributor of prerecorded music; Haverty Furniture, a furniture retailer; Monarch Cement; Premium Standard Farms, a vertically integrated provider of pork products; and SEMCO Energy, a gas distribution utility with service territories in Michigan and Alaska. We also added to several existing positions, including Alamo Group, Alliance One International, Hardinge, Mercer International, Petroleum Helicopters, Proliance International, Seneca Foods and Tandy Brands Accessories. Cash deployed into new and existing holdings totaled $48.2 million.

Proceeds from portfolio sales totaled $59.1 million. Sales were primarily in response to price appreciation. Certain positions were closed out entirely:
Art's Way Manufacturing, D & K Healthcare Resources, Edelbrock, First Commonwealth Financial, Matrix Services, Powell Industries, Steel Technologies and Stelmar Shipping. Of these, First Commonwealth, Powell and Steel Technologies were small positions we could not add to because of valuation. D & K, Edelbrock and Stelmar were takeovers. We had made these investments in accordance with our stated investment strategy and the results were consistent with our expectations.

Positions that contributed most positively to Fund performance for the Fund's fiscal year included Gehl, RTI International Metals, Hardinge, Aleris International, Healthcare Services Group, Delta Apparel, CIRCOR International, Village Super Market and Premium Standard Farms. Holding periods tend to be long in our Fund, as reflected by our portfolio turnover rate, and performance tends not to be driven by recently established positions. Premium Standard Farms was an exception in that regard. The D & K Healthcare Resources and Stelmar Shipping takeovers that were completed during the year were also among the top contributors, as was the buyout of Haggar, which was announced but not completed during the period.


28 | Annual Report

Several positions detracted from Fund performance, the worst being Alliance One International. Alliance One was created by the merger of two of the three dominant global tobacco leaf processors, DIMON and Standard Commercial, both long-time holdings in the Fund. The merger took place against a backdrop of difficult trading conditions related to shifts in leaf sourcing from Zimbabwe and the U.S. to Brazil and other regions, and the merger itself triggered a costly debt refunding. In addition, a large, low-quality crop in Brazil and a strong Brazilian real hampered operating results. We added to our position recently in the expectation that conditions should improve, and that the capacity consolidation following the merger should free up cash to pay down debt.

Thank you for your continued participation in Franklin MicroCap Value Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/ Bruce C. Baughman

Bruce C. Baughman, CPA
Lead Portfolio Manager

William J. Lippman
Donald Taylor, CPA
Margaret McGee

Portfolio Management Team
Franklin MicroCap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
Franklin MicroCap Value Fund
10/31/05

------------------------------------------------------------------------------
COMPANY                                                            % OF TOTAL
SECTOR/INDUSTRY                                                    NET ASSETS
------------------------------------------------------------------------------
Hardinge Inc.                                                            3.5%
  PRODUCER MANUFACTURING
------------------------------------------------------------------------------
Petroleum Helicopters Inc.                                               3.0%
  INDUSTRIAL SERVICES
------------------------------------------------------------------------------
Seneca Foods Corp.                                                       2.7%
  CONSUMER NON-DURABLES
------------------------------------------------------------------------------
Premium Standard Farms Inc.                                              2.7%
  CONSUMER NON-DURABLES
------------------------------------------------------------------------------
Haggar Corp.                                                             2.7%
  CONSUMER NON-DURABLES
------------------------------------------------------------------------------
Aleris International Inc.                                                2.5%
  NON-ENERGY MINERALS
------------------------------------------------------------------------------
RTI International Metals Inc.                                            2.4%
  PRODUCER MANUFACTURING
------------------------------------------------------------------------------
Delta Apparel Inc.                                                       2.3%
  CONSUMER NON-DURABLES
------------------------------------------------------------------------------
Layne Christensen Co.                                                    2.1%
  INDUSTRIAL SERVICES
------------------------------------------------------------------------------
International Shipholding Corp.                                          1.9%
  TRANSPORTATION
------------------------------------------------------------------------------


                                                              Annual Report | 29

PERFORMANCE SUMMARY AS OF 10/31/05

FRANKLIN MICROCAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRMCX)                           CHANGE    10/31/05   10/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$3.67      $38.15     $34.48
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
--------------------------------------------------------------------------------
Dividend Income                        $0.0460
--------------------------------------------------------------------------------
Short-Term Capital Gain                $0.0832
--------------------------------------------------------------------------------
Long-Term Capital Gain                 $1.6975
--------------------------------------------------------------------------------
     TOTAL                             $1.8267
--------------------------------------------------------------------------------

Franklin MicroCap Value Fund paid distributions derived from long-term capital gains of $1.6975 per share in December 2004. The Fund designates such distributions as capital gain dividends per Internal Revenue Code Section 852
(b)(3)(C).

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE THE MAXIMUM SALES CHARGE.

--------------------------------------------------------------------------------
CLASS A                                 1-YEAR     5-YEAR   INCEPTION (12/12/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)             +16.45%   +151.64%         +310.94%
--------------------------------------------------------------------------------
Average Annual Total Return(2)          +9.76%    +18.86%          +14.67%
--------------------------------------------------------------------------------
Value of $10,000 Investment(3)        $10,976    $23,719          $38,719
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)    +12.33%    +18.56%          +15.03%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


30 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (12/12/95-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    FRANKLIN MICROCAP
                        VALUE FUND            RUSSELL 2000 VALUE
   DATE                  CLASS A                     INDEX(5)             CPI(5)
-----------         -----------------         ------------------        -------
12/12/1995                $ 9,422                   $10,000             $10,000
12/31/1995                $ 9,560                   $10,190             $ 9,996
 1/31/1996                $ 9,585                   $10,257             $10,055
 2/29/1996                $ 9,856                   $10,418             $10,087
 3/31/1996                $10,629                   $10,637             $10,139
 4/30/1996                $11,139                   $10,927             $10,178
 5/31/1996                $11,429                   $11,204             $10,198
 6/30/1996                $11,416                   $11,072             $10,204
 7/31/1996                $11,082                   $10,483             $10,224
 8/31/1996                $11,246                   $10,938             $10,243
 9/30/1996                $11,499                   $11,236             $10,276
10/31/1996                $11,657                   $11,367             $10,309
11/30/1996                $12,042                   $11,978             $10,328
12/31/1996                $12,152                   $12,367             $10,328
 1/31/1997                $12,515                   $12,557             $10,361
 2/28/1997                $12,735                   $12,676             $10,393
 3/31/1997                $12,489                   $12,336             $10,419
 4/30/1997                $12,204                   $12,518             $10,432
 5/31/1997                $12,917                   $13,514             $10,426
 6/30/1997                $13,571                   $14,198             $10,439
 7/31/1997                $14,070                   $14,794             $10,452
 8/31/1997                $14,466                   $15,029             $10,471
 9/30/1997                $15,885                   $16,029             $10,497
10/31/1997                $15,742                   $15,593             $10,523
11/30/1997                $15,619                   $15,764             $10,517
12/31/1997                $15,520                   $16,298             $10,504
 1/31/1998                $15,375                   $16,003             $10,523
 2/28/1998                $16,066                   $16,971             $10,543
 3/31/1998                $16,917                   $17,659             $10,563
 4/30/1998                $17,712                   $17,746             $10,582
 5/31/1998                $17,449                   $17,118             $10,602
 6/30/1998                $16,979                   $17,021             $10,615
 7/31/1998                $16,336                   $15,688             $10,628
 8/31/1998                $13,881                   $13,231             $10,641
 9/30/1998                $13,853                   $13,978             $10,654
10/31/1998                $14,019                   $14,393             $10,680
11/30/1998                $14,413                   $14,783             $10,680
12/31/1998                $14,471                   $15,247             $10,673
 1/31/1999                $14,598                   $14,901             $10,699
 2/28/1999                $13,879                   $13,883             $10,712
 3/31/1999                $13,392                   $13,769             $10,745
 4/30/1999                $14,179                   $15,026             $10,823
 5/31/1999                $14,891                   $15,487             $10,823
 6/30/1999                $15,220                   $16,048             $10,823
 7/31/1999                $15,415                   $15,667             $10,856
 8/31/1999                $15,056                   $15,095             $10,882
 9/30/1999                $14,014                   $14,793             $10,934
10/31/1999                $13,797                   $14,497             $10,953
11/30/1999                $13,936                   $14,572             $10,960
12/31/1999                $13,895                   $15,020             $10,960
 1/31/2000                $14,417                   $14,627             $10,992
 2/29/2000                $14,637                   $15,521             $11,057
 3/31/2000                $14,751                   $15,594             $11,149
 4/30/2000                $14,213                   $15,686             $11,155
 5/31/2000                $14,286                   $15,447             $11,168
 6/30/2000                $14,816                   $15,898             $11,227
 7/31/2000                $14,995                   $16,428             $11,253
 8/31/2000                $15,908                   $17,162             $11,253
 9/30/2000                $15,867                   $17,065             $11,311
10/31/2000                $15,387                   $17,004             $11,331
11/30/2000                $15,118                   $16,658             $11,337
12/31/2000                $15,572                   $18,448             $11,331
 1/31/2001                $16,987                   $18,957             $11,403
 2/28/2001                $17,411                   $18,931             $11,448
 3/31/2001                $18,132                   $18,627             $11,474
 4/30/2001                $19,030                   $19,490             $11,520
 5/31/2001                $20,768                   $19,991             $11,572
 6/30/2001                $20,938                   $20,795             $11,591
 7/31/2001                $21,429                   $20,329             $11,559
 8/31/2001                $21,489                   $20,258             $11,559
 9/30/2001                $20,200                   $18,022             $11,611
10/31/2001                $20,895                   $18,493             $11,572
11/30/2001                $20,946                   $19,822             $11,552
12/31/2001                $21,999                   $21,035             $11,507
 1/31/2002                $22,614                   $21,314             $11,533
 2/28/2002                $22,748                   $21,444             $11,578
 3/31/2002                $23,996                   $23,050             $11,644
 4/30/2002                $25,048                   $23,861             $11,709
 5/31/2002                $25,360                   $23,072             $11,709
 6/30/2002                $25,155                   $22,561             $11,715
 7/31/2002                $22,766                   $19,209             $11,728
 8/31/2002                $22,632                   $19,124             $11,767
 9/30/2002                $21,456                   $17,758             $11,787
10/31/2002                $21,474                   $18,025             $11,806
11/30/2002                $22,561                   $19,463             $11,806
12/31/2002                $22,881                   $18,632             $11,780
 1/31/2003                $22,749                   $18,107             $11,832
 2/28/2003                $21,813                   $17,499             $11,924
 3/31/2003                $21,709                   $17,685             $11,995
 4/30/2003                $22,172                   $19,365             $11,969
 5/31/2003                $23,392                   $21,343             $11,950
 6/30/2003                $24,318                   $21,704             $11,963
 7/31/2003                $25,595                   $22,787             $11,976
 8/31/2003                $26,635                   $23,652             $12,021
 9/30/2003                $26,994                   $23,381             $12,060
10/31/2003                $28,753                   $25,287             $12,047
11/30/2003                $29,878                   $26,258             $12,015
12/31/2003                $31,215                   $27,208             $12,002
 1/31/2004                $31,649                   $28,148             $12,060
 2/29/2004                $31,794                   $28,693             $12,125
 3/31/2004                $32,816                   $29,090             $12,204
 4/30/2004                $32,478                   $27,586             $12,243
 5/31/2004                $32,488                   $27,919             $12,314
 6/30/2004                $33,472                   $29,337             $12,353
 7/31/2004                $32,835                   $27,988             $12,334
 8/31/2004                $32,440                   $28,263             $12,340
 9/30/2004                $33,096                   $29,381             $12,366
10/31/2004                $33,250                   $29,837             $12,432
11/30/2004                $35,400                   $32,485             $12,438
12/31/2004                $36,213                   $33,260             $12,392
 1/31/2005                $36,152                   $31,973             $12,418
 2/28/2005                $37,248                   $32,608             $12,490
 3/31/2005                $36,385                   $31,937             $12,588
 4/30/2005                $35,533                   $30,290             $12,672
 5/31/2005                $36,243                   $32,137             $12,659
 6/30/2005                $37,167                   $33,558             $12,666
 7/31/2005                $39,521                   $35,468             $12,725
 8/31/2005                $39,196                   $34,653             $12,790
 9/30/2005                $39,440                   $34,596             $12,946
10/31/2005                $38,719                   $33,727             $12,972

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------------
CLASS A                                     10/31/05
----------------------------------------------------
1-Year                                       +9.76%
----------------------------------------------------
5-Year                                      +18.86%
----------------------------------------------------
Since Inception (12/12/95)                  +14.67%
----------------------------------------------------

ENDNOTES

THE FUND'S ABILITY TO INVEST IN SMALLER-COMPANY SECURITIES THAT MAY HAVE LIMITED LIQUIDITY INVOLVES RISKS RELATED TO RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. HISTORICALLY, THESE SECURITIES HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum sales charge.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.


                                                              Annual Report | 31

YOUR FUND'S EXPENSES

FRANKLIN MICROCAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


32 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 4/30/05     VALUE 10/31/05   PERIOD* 4/30/05-10/31/05
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,089.70              $ 5.79
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,019.66              $ 5.60
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 33

FRANKLIN MIDCAP VALUE FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin MidCap Value Fund seeks long-term total return by investing at least 80% of net assets in securities of mid-capitalization companies that we believe are undervalued. Mid-capitalization companies are those with market capitalizations that are similar in size at the time of purchase to those in the Russell Midcap(R) Index.(1)

This inaugural annual report for Franklin MidCap Value Fund covers the period from inception on July 1, 2005, through October 31, 2005.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Franklin MidCap Value Fund - Class A had a -2.00% cumulative total return from inception on July 1, 2005, through October 31, 2005. The Fund under-performed its benchmark, the Russell Midcap Value Index, which posted a +2.13% total return for the same period.2 Please note the Fund employs a bottom-up stock selection process and the managers invest in securities without regard to benchmark comparisons. You can find more of the Fund's performance data in the Performance Summary beginning on page 38.

ECONOMIC AND MARKET OVERVIEW

During the period under review, domestic economic expansion was driven by strength across most industries, sectors and regions. Gross domestic product
(GDP) rose during the period, benefiting primarily from increased personal consumption, business investment and federal spending. Slower export growth combined with greater demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied during the period driven largely by rising short-term domestic interest rates, and strong economic growth in the U.S. relative to many of its major trading partners.

(1) The Russell Midcap Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 26% of total market capitalization of the Russell 1000 Index.

(2) Source: Standard & Poor's Micropal. The Russell Midcap Value Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 79.


34 | Annual Report

Oil prices increased after the hurricanes and ended the period about where they began. Despite rising commodity prices, inflation remained relatively contained for the 12 months ended October 31, 2005, as measured by the 2.1% rise for the core Consumer Price Index (CPI).3 With this inflation picture, the Federal Reserve Board raised the federal funds target rate from 3.25% to 3.75%, and said it would continue to undertake appropriate monetary policy action at a measured pace.

Many businesses enjoyed their widest profit margins on record, propelled largely by productivity gains. The labor market firmed as employment increased and the unemployment rate hovered around 5.0% during the reporting period.3 Personal income rose, and hiring rebounded in many industries, bolstered by healthy business spending. However, late in the period consumer sentiment fell amid concerns about rising energy costs.

In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a four-month total return of +2.31%, while the broader Standard & Poor's 500 Composite Index (S&P 500) and the technology-heavy NASDAQ Composite Index returned +1.88% and +3.33%.(4)

INVESTMENT STRATEGY

Our goal is to invest in mid-capitalization companies that we determine are currently undervalued. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature. In addition, the Fund will invest in companies with valuable intangibles not reflected in the stock price. This strategy is not aimed at trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the position for several years.

(3) Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

(4) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

PORTFOLIO BREAKDOWN
Franklin MidCap Value Fund
Based on Total Net Assets as of 10/31/05

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Producer Manufacturing                         13.4%

Process Industries                             12.7%

Consumer Durables                               8.6%

Consumer Non-Durables                           8.0%

Property-Casualty Insurance                     7.3%

Transportation                                  6.0%

Specialty Insurance                             5.1%

Health Technology                               4.2%

Life & Health Insurance                         3.6%

Retail Trade                                    2.5%

Regional Banks                                  2.3%

Finance, Rental & Leasing                       2.2%

Utilities                                       2.0%

Other                                           7.5%

Short-Term Investments & Other Net Assets      14.6%


                                                              Annual Report | 35

TOP 10 EQUITY HOLDINGS
Franklin MidCap Value Fund
10/31/05

-----------------------------------------------------------------
COMPANY                                               % OF TOTAL
SECTOR/INDUSTRY                                       NET ASSETS
-----------------------------------------------------------------
J.B. Hunt Transport Services Inc.                           2.6%
   TRANSPORTATION
-----------------------------------------------------------------
Oshkosh Truck Corp.                                         2.5%
   PRODUCER MANUFACTURING
-----------------------------------------------------------------
Autoliv Inc. (Sweden)                                       2.5%
   PRODUCER MANUFACTURING
-----------------------------------------------------------------
Alberto-Culver Co.                                          2.5%
   CONSUMER NON-DURABLES
-----------------------------------------------------------------
McCormick & Co. Inc.                                        2.4%
   CONSUMER NON-DURABLES
-----------------------------------------------------------------
Hillenbrand Industries Inc.                                 2.4%
   HEALTH TECHNOLOGY
-----------------------------------------------------------------
Erie Indemnity Co., A                                       2.4%
   PROPERTY-CASUALTY INSURANCE
-----------------------------------------------------------------
Georgia-Pacific Corp.                                       2.3%
   PROCESS INDUSTRIES
-----------------------------------------------------------------
Dover Corp.                                                 2.3%
   PRODUCER MANUFACTURING
-----------------------------------------------------------------
Mercantile Bankshares Corp.                                 2.3%
   REGIONAL BANKS
-----------------------------------------------------------------

MANAGER'S DISCUSSION

Since the Fund's inception on July 1, 2005, holdings that benefited Fund performance came from a variety of sectors. ENSCO International, a contract driller, gained from increasing utilization and higher day rates and was one of the best performers during the period, posting a 28% return. Non-energy minerals was one of the Fund's top performing sectors during this period, and was led by Nucor's 32% gain, buoyed by higher steel prices. Shares of W.W. Grainger, an industrial distributor, rose 23%, benefiting from market expansion and cost reduction initiatives.

Several Fund holdings declined during the four-month period. The finance sector underperformed, particularly shares of Montpelier Re Holdings, a Bermuda-based reinsurance provider for the global insurance market. The stock tumbled 41% in the wake of widespread damage by Hurricanes Katrina and Rita. Lexmark International, a global printer and inkjet manufacturer, prereleased news of disappointing pricing and soft end-user demand, whereupon the shares fell 36%. Leggett & Platt, a diversified industrial manufacturer well known for its bedding components, also reported disappointing results that drove its shares down 24%.

The Fund was launched with $2 million and experienced significant net inflows, ending the period with just over $15.5 million. We used the proceeds to invest in 52 positions that fit our value criteria. As cash flows entered the Fund, we selectively avoided adding to positions already in the portfolio. Although valuations of some of the existing positions were cheap enough to continue holding, in our view they did not justify additional purchases. By period-end, the Fund's largest sector concentration was in finance, followed by producer manufacturing and process industries.(5)

We are excited about the potential for investors to profit from the Fund's distinct focus on inexpensive mid-cap securities. Over the past 10 years, mid-cap value stocks have delivered higher returns than small- and large-capitalization value stocks, with relatively lower or comparable volatility.(6)

(5) The finance sector comprises finance, rental and leasing; life and health insurance; property-casualty insurance; regional banks; and specialty insurance in the SOI.

(6) Source: Standard & Poor's Micropal. For the 10-year period ended October 31, 2005, Russell Midcap Value Index versus Russell 1000 Value Index (large cap) and the Russell 2000 Value Index (small cap).


36 | Annual Report

Thank you for your participation in Franklin MidCap Value Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/ William J. Lippman

William J. Lippman
Lead Portfolio Manager

Sam Kerner, CFA
Bruce C. Baughman, CPA
Margaret McGee
Donald G. Taylor, CPA
Stephen T. Madonna, CFA

Portfolio Management Team
Franklin MidCap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
SAM KERNER has been on the portfolio management team for Franklin MidCap Value Fund since August 2005. He also serves as a research analyst for other funds managed by Franklin Advisory Services.

Mr. Kerner joined Franklin Templeton Investments in 1996. He has co-managed three funds for Franklin Advisers, Inc. In addition, he helped support the large cap value and balanced strategies. As a dedicated analyst, Mr. Kerner has specialized in the analysis of real estate, tobacco, beverage, supermarket, drugstore, packaged food and passive electronic component securities. Prior to that, Mr. Kerner focused on credit analysis of industrial, insurance and finance companies for Franklin's money market research team. He also conducted European macroeconomic analysis for the Templeton global equity group's chief investment officer.

Mr. Kerner earned a B.A. in English, with a minor in Latin American studies, from Tufts University. He is a Chartered Financial Analyst (CFA) Charterholder.
--------------------------------------------------------------------------------


                                                              Annual Report | 37

PERFORMANCE SUMMARY AS OF 10/31/05

FRANKLIN MIDCAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: N/A)               CHANGE           10/31/05            7/1/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)              -$ 0.20             $ 9.80           $ 10.00
--------------------------------------------------------------------------------
CLASS C (SYMBOL: N/A)               CHANGE           10/31/05            7/1/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)              -$ 0.22             $ 9.78           $ 10.00
--------------------------------------------------------------------------------
CLASS R (SYMBOL: N/A)               CHANGE           10/31/05            7/1/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)              -$ 0.20             $ 9.80           $ 10.00
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)         CHANGE           10/31/05            7/1/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)              -$ 0.19             $ 9.81           $ 10.00
--------------------------------------------------------------------------------


38 | Annual Report

PERFORMANCE(1)

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------
CLASS A                                                     INCEPTION (7/1/05)
------------------------------------------------------------------------------
Cumulative Total Return(2)                                          -2.00%
------------------------------------------------------------------------------
Aggregate Total Return(3)                                           -7.63%
------------------------------------------------------------------------------
Value of $10,000 Investment(4)                                    $ 9,237
------------------------------------------------------------------------------
Aggregate Total Return (9/30/05)(3), (5)                            -4.52%
------------------------------------------------------------------------------
CLASS C                                                     INCEPTION (7/1/05)
------------------------------------------------------------------------------
Cumulative Total Return(2)                                          -2.20%
------------------------------------------------------------------------------
Aggregate Total Return(3)                                           -3.18%
------------------------------------------------------------------------------
Value of $10,000 Investment(4)                                    $ 9,682
------------------------------------------------------------------------------
Aggregate Total Return (9/30/05)(3), (5)                            +0.20%
------------------------------------------------------------------------------
CLASS R                                                     INCEPTION (7/1/05)
------------------------------------------------------------------------------
Cumulative Total Return(2)                                          -2.00%
------------------------------------------------------------------------------
Aggregate Total Return(3)                                           -2.98%
------------------------------------------------------------------------------
Value of $10,000 Investment(4)                                    $ 9,702
------------------------------------------------------------------------------
Aggregate Total Return (9/30/05)(3), (5)                            +0.30%
------------------------------------------------------------------------------
ADVISOR CLASS                                               INCEPTION (7/1/05)
------------------------------------------------------------------------------
Cumulative Total Return(2)                                          -1.90%
------------------------------------------------------------------------------
Aggregate Total Return(3)                                           -1.90%
------------------------------------------------------------------------------
Value of $10,000 Investment(4)                                    $ 9,810
------------------------------------------------------------------------------
Aggregate Total Return (9/30/05)(3), (5)                            +1.40%
------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 39

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. HISTORICALLY, MIDSIZE COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. MIDSIZE COMPANIES MAY BE MORE SUSCEPTIBLE TO PARTICULAR ECONOMIC EVENTS OR COMPETITIVE FACTORS THAN ARE LARGER, MORE BROADLY DIVERSIFIED COMPANIES. IN ADDITION, THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1) The Fund's manager and administrator have agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund. If the manager and administrator had not taken this action, the Fund's total returns would have been lower. The manager and administrator may end this arrangement at any time.

(2) Cumulative total return represents the change in value of an investment since inception and does not include a sales charge.

(3) Aggregate total return represents the change in value of an investment over the periods indicated and includes any applicable maximum sales charge. Because the Fund has existed for less than one year, average annual total returns are not provided.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund since inception and include any applicable maximum sales charge.

(5) In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.


40 | Annual Report

YOUR FUND'S EXPENSES

FRANKLIN MIDCAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 41

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------
                                                 BEGINNING                        EXPENSES PAID DURING PERIOD*
                                               ACCOUNT VALUE          ENDING         ACTUAL 7/1/05-10/31/05
                                               ACTUAL 7/1/05      ACCOUNT VALUE           HYPOTHETICAL
CLASS A                                    HYPOTHETICAL 4/30/05      10/31/05           4/30/05-10/31/05
--------------------------------------------------------------------------------------------------------------
Actual                                            $ 1,000           $   980.00              $  4.63
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $ 1,000           $ 1,018.15              $  7.12
--------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------
Actual                                            $ 1,000           $   978.00              $  6.78
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $ 1,000           $ 1,014.87              $ 10.41
--------------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------------
Actual                                            $ 1,000           $   980.00              $  5.13
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $ 1,000           $ 1,017.39              $  7.88
--------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------
Actual                                            $ 1,000           $   981.00              $  3.48
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $ 1,000           $ 1,019.91              $  5.35
--------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.40%; C: 2.05%; R: 1.55% and Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical) to reflect the one-half year period. For actual expenses, the multiplier is 122/365 to reflect the number of days since commencement of operations.


42 | Annual Report

FRANKLIN SMALL CAP VALUE FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small Cap Value Fund seeks long-term total return by investing at least 80% of net assets in the securities of small-capitalization companies that we believe are undervalued. Small-capitalization companies are those with market capitalizations less than $2.5 billion at the time of purchase.

This annual report for Franklin Small Cap Value Fund covers the fiscal year ended October 31, 2005.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Franklin Small Cap Value Fund - Class A posted a +15.46% cumulative total return for the year under review. The Fund's performance was comparable to the Russell 2500 Value Index's +15.64% total return and outperformed the Russell 2000 Value Index's +13.04% total return for the same period.(1) We replaced the Russell 2000 Value Index with the Russell 2500 Value Index as the Fund's benchmark because we believe the composition of the Russell 2500 Value Index better reflects the Fund's investments. Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. You can find the Fund's long-term performance data in the Performance Summary beginning on page 46.

INVESTMENT STRATEGY

We seek to invest in small-capitalization companies that we determine are selling below their underlying worth. We manage a diversified portfolio of companies we believe are fundamentally sound, purchased at what we believe are attractive prices, often when they are out of favor with other investors. Portfolio securities are selected without regard to benchmark comparisons and are based on several criteria, such as low price relative to earnings, book value or cash flow. We also consider stocks with recent sharp price declines that have the potential for good long-term earnings or that possess valuable intangibles not reflected in the stock price.

(1) Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The indices are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 87.


                                                              Annual Report | 43

PORTFOLIO BREAKDOWN
Franklin Small Cap Value Fund
Based on Total Net Assets as of 10/31/05

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Producer Manufacturing                              19.6%

Process Industries                                   9.6%

Retail Trade                                         8.8%

Consumer Durables                                    8.2%

Industrial Services                                  5.4%

Energy Minerals                                      5.4%

Transportation                                       5.3%

Property-Casualty Insurance                          5.2%

Non-Energy Minerals                                  3.6%

Consumer Non-Durables                                3.5%

Electronic Technology                                3.0%

Consumer Services                                    2.4%

Life & Health Insurance                              2.0%

Other                                                9.8%

Short-Term Investments & Other Net Assets            8.2%

MANAGER'S DISCUSSION

During the year under review, Fund performance was aided significantly by the energy minerals sector. Energy stocks rose sharply in the period, benefiting from record high energy prices and refining margins. The portfolio's three coal holdings were the major contributors to the Fund's return during the period:
Peabody Energy (+146%), Arch Coal (+138%) and Consol Energy (+74%). Another top performer was oilfield services company Global Industries, which rose 89% during the Fund's fiscal year, largely due to higher oil prices.

Despite the Fund's solid performance, several stocks negatively impacted the Fund's return during the reporting period. The consumer durables sector underperformed, including gift distributor Russ Berrie (-34%) and furniture manufacturer Hooker Furniture (-33%). Lower earnings reports, including a 30-cent loss for the second quarter of 2005, hurt Russ Berrie's performance. Hooker Furniture's stock performed poorly during the period due to lower-than-expected second quarter earnings and declining revenues, as a result of a shift toward a larger mix of imported products and lukewarm demand for domestic collections. Another weak performer was reinsurance company Montpelier Re Holdings, suffering from significant hurricane losses and subsequent credit rating downgrades.

The Fund experienced significant net inflows during its fiscal year, and we used the proceeds to invest in 19 new positions. Consistent with our value strategy, examples of a few attractively valued additions were Mine Safety Appliances, a global manufacturer of products designed to protect workers' health and safety; Kennametal, a manufacturer and distributor of metalworking tools for the mining and oil industries; Regis, an operator and franchiser of hair and retail product salons; and Genesee & Wyoming, a short-line and regional freight railroad operator. We also added significantly to several existing positions we believed were attractively valued: Briggs & Stratton, Graco, Mueller Industries and Westlake Chemical.


44 | Annual Report

During the year, eight positions were eliminated from the portfolio. One was due to a takeover. Archipelago Holdings announced in April that the New York Stock Exchange had bid for the company at a 59% premium over the prior day's closing price. We decided to sell our Archipelago shares as open-market prices exceeded our fair valuation of the shares. The remaining liquidations from the Fund's portfolio included stocks that had reached our price targets or where the companies' fundamentals deteriorated.

Another notable takeover during the period was announced in August. York International was bid for by Johnson Controls at a 35% premium over the prior day's closing price.

Thank you for your continued participation in Franklin Small Cap Value Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/ William J. Lippman

William J. Lippman
Lead Portfolio Manager

Bruce C. Baughman, CPA
Donald Taylor, CPA
Margaret McGee

Portfolio Management Team
Franklin Small Cap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
Franklin Small Cap Value Fund
10/31/05

----------------------------------------------------------------
COMPANY                                              % OF TOTAL
SECTOR/INDUSTRY                                      NET ASSETS
----------------------------------------------------------------
York International Corp.                                   2.3%
   PRODUCER MANUFACTURING
----------------------------------------------------------------
Peabody Energy Corp.                                       2.1%
   ENERGY MINERALS
----------------------------------------------------------------
Thor Industries Inc.                                       1.7%
   CONSUMER DURABLES
----------------------------------------------------------------
Graco Inc.                                                 1.7%
   PRODUCER MANUFACTURING
----------------------------------------------------------------
Mine Safety Appliances Co.                                 1.6%
   PROCESS INDUSTRIES
----------------------------------------------------------------
Reliance Steel & Aluminum Co.                              1.6%
   NON-ENERGY MINERALS
----------------------------------------------------------------
Regis Corp.                                                1.6%
   RETAIL TRADE
----------------------------------------------------------------
Arch Coal Inc.                                             1.5%
   ENERGY MINERALS
----------------------------------------------------------------
Steel Dynamics Inc.                                        1.5%
   NON-ENERGY MINERALS
----------------------------------------------------------------
Wabash National Corp.                                      1.5%
   PRODUCER MANUFACTURING
----------------------------------------------------------------


                                                              Annual Report | 45

PERFORMANCE SUMMARY AS OF 10/31/05

FRANKLIN SMALL CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------
CLASS A (SYMBOL: FRVLX)                       CHANGE   10/31/05   10/31/04
---------------------------------------------------------------------------
Net Asset Value (NAV)                         +$5.04   $  39.41   $  34.37
---------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
---------------------------------------------------------------------------
Dividend Income                    $ 0.2617
---------------------------------------------------------------------------
CLASS B (SYMBOL: FBVAX)                       CHANGE   10/31/05   10/31/04
---------------------------------------------------------------------------
Net Asset Value (NAV)                         +$4.80   $  38.00   $  33.20
---------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
---------------------------------------------------------------------------
Dividend Income                    $ 0.0800
---------------------------------------------------------------------------
CLASS C (SYMBOL: FRVFX)                       CHANGE   10/31/05   10/31/04
---------------------------------------------------------------------------
Net Asset Value (NAV)                         +$4.77   $  37.63   $  32.86
---------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
---------------------------------------------------------------------------
Dividend Income                    $ 0.0642
---------------------------------------------------------------------------
CLASS R (SYMBOL: FVFRX)                       CHANGE   10/31/05   10/31/04
---------------------------------------------------------------------------
Net Asset Value (NAV)                         +$4.98   $  39.22   $  34.24
---------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
---------------------------------------------------------------------------
Dividend Income                    $ 0.2462
---------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FVADX)                 CHANGE   10/31/05   10/31/04
---------------------------------------------------------------------------
Net Asset Value (NAV)                         +$5.21   $  40.42   $  35.21
---------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
---------------------------------------------------------------------------
Dividend Income                    $ 0.3581
---------------------------------------------------------------------------


46 | Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
CLASS A                                  1-YEAR     5-YEAR  INCEPTION (3/11/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)              +15.46%    +90.88%         +176.79%
--------------------------------------------------------------------------------
Average Annual Total Return(2)           +8.82%    +12.47%          +10.45%
--------------------------------------------------------------------------------
Value of $10,000 Investment(3)        $ 10,882   $ 17,993        $  26,079
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)     +14.20%    +13.58%          +10.92%
--------------------------------------------------------------------------------
CLASS B                                  1-YEAR     5-YEAR   INCEPTION (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)              +14.68%    +84.75%         +107.73%
--------------------------------------------------------------------------------
Average Annual Total Return(2)          +10.68%    +12.82%          +11.29%
--------------------------------------------------------------------------------
Value of $10,000 Investment(3)        $ 11,068   $ 18,275        $  20,773
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)     +16.40%    +13.96%          +11.99%
--------------------------------------------------------------------------------
CLASS C                                  1-YEAR     5-YEAR   INCEPTION (9/3/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)              +14.69%    +84.74%         +139.10%
--------------------------------------------------------------------------------
Average Annual Total Return(2)          +13.69%    +13.06%           +9.99%
--------------------------------------------------------------------------------
Value of $10,000 Investment(3)        $ 11,369   $ 18,474        $  23,910
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)     +19.37%    +14.19%          +10.48%
--------------------------------------------------------------------------------
CLASS R                                  1-YEAR     3-YEAR   INCEPTION (8/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return(1)              +15.24%    +78.27%          +69.10%
--------------------------------------------------------------------------------
Average Annual Total Return(2)          +14.24%    +21.25%          +17.55%
--------------------------------------------------------------------------------
Value of $10,000 Investment(3)        $ 11,424   $ 17,827        $  16,910
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)     +19.97%    +24.61%          +19.27%
--------------------------------------------------------------------------------
ADVISOR CLASS(5)                         1-YEAR     5-YEAR  INCEPTION (3/11/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)              +15.84%    +94.21%         +188.13%
--------------------------------------------------------------------------------
Average Annual Total Return(2)          +15.84%    +14.20%          +11.60%
--------------------------------------------------------------------------------
Value of $10,000 Investment(3)        $ 11,584   $ 19,421        $  28,813
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)     +21.60%    +15.33%          +12.08%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 47

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                           10/31/05
------------------------------------------
1-Year                              +8.82%
------------------------------------------
5-Year                             +12.47%
------------------------------------------
Since Inception (3/11/96)          +10.45%
------------------------------------------

CLASS A (3/11/96-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 FRANKLIN SMALL CAP
                     VALUE FUND         RUSSELL 2000     RUSSELL 2500
      DATE            CLASS A          VALUE INDEX(6)   VALUE INDEX(6)    CPI(6)
   ----------    ------------------    --------------   --------------   -------
    3/11/1996          $ 9,422             $10,000          $10,000      $10,000
    3/31/1996          $ 9,541             $10,135          $10,121      $10,033
    4/30/1996          $10,025             $10,412          $10,322      $10,072
    5/31/1996          $10,295             $10,676          $10,491      $10,091
    6/30/1996          $10,088             $10,550          $10,432      $10,098
    7/31/1996          $ 9,717             $ 9,989          $ 9,931      $10,117
    8/31/1996          $10,308             $10,422          $10,399      $10,136
    9/30/1996          $10,629             $10,707          $10,755      $10,169
   10/31/1996          $10,806             $10,831          $10,936      $10,201
   11/30/1996          $11,581             $11,414          $11,582      $10,220
   12/31/1996          $12,171             $11,784          $11,834      $10,220
    1/31/1997          $12,680             $11,965          $12,137      $10,252
    2/28/1997          $12,757             $12,079          $12,272      $10,285
    3/31/1997          $12,298             $11,755          $11,930      $10,310
    4/30/1997          $12,182             $11,928          $12,160      $10,323
    5/31/1997          $13,317             $12,877          $13,008      $10,317
    6/30/1997          $14,163             $13,529          $13,620      $10,330
    7/31/1997          $15,215             $14,097          $14,364      $10,343
    8/31/1997          $15,673             $14,321          $14,438      $10,362
    9/30/1997          $16,641             $15,273          $15,316      $10,388
   10/31/1997          $15,931             $14,858          $14,864      $10,414
   11/30/1997          $15,764             $15,020          $15,181      $10,407
   12/31/1997          $15,746             $15,530          $15,750      $10,394
    1/31/1998          $15,485             $15,249          $15,481      $10,414
    2/28/1998          $16,196             $16,170          $16,440      $10,433
    3/31/1998          $16,756             $16,826          $17,253      $10,452
    4/30/1998          $16,697             $16,910          $17,242      $10,472
    5/31/1998          $15,635             $16,311          $16,699      $10,491
    6/30/1998          $14,899             $16,219          $16,635      $10,504
    7/31/1998          $13,310             $14,948          $15,572      $10,517
    8/31/1998          $10,906             $12,607          $13,127      $10,530
    9/30/1998          $11,127             $13,319          $13,895      $10,542
   10/31/1998          $11,713             $13,715          $14,515      $10,568
   11/30/1998          $11,818             $14,086          $14,983      $10,568
   12/31/1998          $12,006             $14,528          $15,447      $10,562
    1/31/1999          $11,868             $14,198          $15,002      $10,588
    2/28/1999          $10,722             $13,229          $14,233      $10,600
    3/31/1999          $10,820             $13,120          $14,211      $10,633
    4/30/1999          $11,901             $14,317          $15,614      $10,710
    5/31/1999          $12,294             $14,757          $15,933      $10,710
    6/30/1999          $12,995             $15,292          $16,488      $10,710
    7/31/1999          $12,654             $14,929          $16,173      $10,742
    8/31/1999          $12,183             $14,383          $15,552      $10,768
    9/30/1999          $11,390             $14,095          $15,063      $10,819
   10/31/1999          $11,318             $13,813          $15,078      $10,839
   11/30/1999          $11,423             $13,885          $15,161      $10,845
   12/31/1999          $11,907             $14,312          $15,678      $10,845
    1/31/2000          $10,932             $13,937          $15,025      $10,877
    2/29/2000          $11,187             $14,789          $15,285      $10,942
    3/31/2000          $12,176             $14,859          $16,409      $11,032
    4/30/2000          $12,438             $14,946          $16,403      $11,039
    5/31/2000          $12,752             $14,718          $16,373      $11,051
    6/30/2000          $12,412             $15,148          $16,312      $11,109
    7/31/2000          $12,549             $15,653          $16,666      $11,135
    8/31/2000          $13,473             $16,353          $17,539      $11,135
    9/30/2000          $13,427             $16,260          $17,435      $11,193
   10/31/2000          $13,663             $16,203          $17,424      $11,213
   11/30/2000          $13,263             $15,873          $17,203      $11,219
   12/31/2000          $14,553             $17,578          $18,937      $11,213
    1/31/2001          $15,353             $18,063          $19,201      $11,283
    2/28/2001          $15,660             $18,038          $19,040      $11,329
    3/31/2001          $15,535             $17,749          $18,563      $11,354
    4/30/2001          $16,565             $18,571          $19,619      $11,399
    5/31/2001          $17,096             $19,048          $20,222      $11,451
    6/30/2001          $16,615             $19,815          $20,416      $11,470
    7/31/2001          $16,359             $19,370          $20,281      $11,438
    8/31/2001          $16,129             $19,303          $20,106      $11,438
    9/30/2001          $13,681             $17,172          $17,874      $11,490
   10/31/2001          $14,764             $17,621          $18,256      $11,451
   11/30/2001          $15,611             $18,887          $19,662      $11,432
   12/31/2001          $16,754             $20,043          $20,781      $11,387
    1/31/2002          $16,616             $20,309          $20,972      $11,412
    2/28/2002          $17,220             $20,433          $21,233      $11,457
    3/31/2002          $18,644             $21,963          $22,549      $11,522
    4/30/2002          $19,123             $22,736          $22,934      $11,586
    5/31/2002          $18,650             $21,984          $22,558      $11,586
    6/30/2002          $17,927             $21,498          $21,762      $11,593
    7/31/2002          $15,424             $18,304          $19,243      $11,606
    8/31/2002          $15,371             $18,222          $19,346      $11,644
    9/30/2002          $13,853             $16,921          $17,763      $11,664
   10/31/2002          $14,556             $17,175          $18,018      $11,683
   11/30/2002          $15,391             $18,546          $19,332      $11,683
   12/31/2002          $15,141             $17,753          $18,729      $11,657
    1/31/2003          $14,306             $17,254          $18,164      $11,709
    2/28/2003          $13,846             $16,674          $17,717      $11,799
    3/31/2003          $13,853             $16,852          $17,836      $11,870
    4/30/2003          $15,042             $18,452          $19,452      $11,844
    5/31/2003          $16,245             $20,336          $21,251      $11,825
    6/30/2003          $16,607             $20,681          $21,632      $11,838
    7/31/2003          $16,725             $21,712          $22,572      $11,851
    8/31/2003          $17,487             $22,537          $23,480      $11,896
    9/30/2003          $16,994             $22,278          $23,314      $11,934
   10/31/2003          $18,525             $24,095          $25,094      $11,921
   11/30/2003          $18,979             $25,020          $26,118      $11,889
   12/31/2003          $20,037             $25,925          $27,144      $11,876
    1/31/2004          $20,136             $26,821          $28,023      $11,934
    2/29/2004          $20,799             $27,341          $28,592      $11,999
    3/31/2004          $21,029             $27,719          $28,821      $12,076
    4/30/2004          $20,405             $26,285          $27,312      $12,115
    5/31/2004          $20,688             $26,603          $27,861      $12,186
    6/30/2004          $21,943             $27,954          $28,968      $12,224
    7/31/2004          $21,358             $26,669          $27,802      $12,205
    8/31/2004          $21,010             $26,930          $28,151      $12,211
    9/30/2004          $22,225             $27,995          $29,039      $12,237
   10/31/2004          $22,587             $28,430          $29,565      $12,302
   11/30/2004          $24,604             $30,953          $31,983      $12,308
   12/31/2004          $25,008             $31,692          $33,001      $12,263
    1/31/2005          $24,571             $30,466          $31,939      $12,289
    2/28/2005          $25,815             $31,071          $32,737      $12,360
    3/31/2005          $25,080             $30,431          $32,300      $12,456
    4/30/2005          $23,803             $28,861          $31,092      $12,540
    5/31/2005          $24,975             $30,622          $32,817      $12,527
    6/30/2005          $25,550             $31,976          $34,020      $12,534
    7/31/2005          $27,218             $33,795          $35,842      $12,592
    8/31/2005          $27,112             $33,019          $35,190      $12,656
    9/30/2005          $26,927             $32,965          $35,229      $12,811
   10/31/2005          $26,079             $32,137          $34,190      $12,836

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS B                           10/31/05
------------------------------------------
1-Year                             +10.68%
------------------------------------------
5-Year                             +12.82%
------------------------------------------
Since Inception (1/1/99)           +11.29%
------------------------------------------

CLASS B (1/1/99-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 FRANKLIN SMALL CAP
                     VALUE FUND         RUSSELL 2000     RUSSELL 2500
      DATE            CLASS B          VALUE INDEX(6)   VALUE INDEX(6)    CPI(6)
   ----------    ------------------    --------------   --------------   -------
     1/1/1999          $10,000             $10,000          $10,000      $10,000
    1/31/1999          $ 9,880             $ 9,773          $ 9,712      $10,024
    2/28/1999          $ 8,925             $ 9,106          $ 9,214      $10,037
    3/31/1999          $ 9,007             $ 9,031          $ 9,200      $10,067
    4/30/1999          $ 9,891             $ 9,855          $10,108      $10,140
    5/31/1999          $10,213             $10,158          $10,314      $10,140
    6/30/1999          $10,786             $10,526          $10,674      $10,140
    7/31/1999          $10,502             $10,276          $10,470      $10,171
    8/31/1999          $10,098             $ 9,900          $10,068      $10,195
    9/30/1999          $ 9,438             $ 9,702          $ 9,751      $10,244
   10/31/1999          $ 9,373             $ 9,508          $ 9,761      $10,262
   11/30/1999          $ 9,454             $ 9,558          $ 9,814      $10,268
   12/31/1999          $ 9,853             $ 9,851          $10,149      $10,268
    1/31/2000          $ 9,040             $ 9,594          $ 9,727      $10,299
    2/29/2000          $ 9,247             $10,180          $ 9,895      $10,360
    3/31/2000          $10,060             $10,228          $10,623      $10,445
    4/30/2000          $10,262             $10,288          $10,619      $10,451
    5/31/2000          $10,524             $10,131          $10,600      $10,464
    6/30/2000          $10,235             $10,427          $10,560      $10,519
    7/31/2000          $10,344             $10,775          $10,789      $10,543
    8/31/2000          $11,097             $11,256          $11,354      $10,543
    9/30/2000          $11,053             $11,193          $11,287      $10,598
   10/31/2000          $11,244             $11,153          $11,280      $10,616
   11/30/2000          $10,911             $10,926          $11,136      $10,622
   12/31/2000          $11,969             $12,100          $12,259      $10,616
    1/31/2001          $12,619             $12,434          $12,430      $10,683
    2/28/2001          $12,859             $12,417          $12,326      $10,726
    3/31/2001          $12,751             $12,217          $12,017      $10,750
    4/30/2001          $13,591             $12,783          $12,701      $10,793
    5/31/2001          $14,017             $13,112          $13,091      $10,842
    6/30/2001          $13,613             $13,639          $13,217      $10,860
    7/31/2001          $13,400             $13,333          $13,129      $10,830
    8/31/2001          $13,204             $13,287          $13,016      $10,830
    9/30/2001          $11,196             $11,820          $11,571      $10,879
   10/31/2001          $12,074             $12,129          $11,819      $10,842
   11/30/2001          $12,762             $13,001          $12,729      $10,824
   12/31/2001          $13,684             $13,797          $13,453      $10,781
    1/31/2002          $13,564             $13,980          $13,577      $10,805
    2/28/2002          $14,049             $14,065          $13,746      $10,848
    3/31/2002          $15,206             $15,118          $14,598      $10,909
    4/30/2002          $15,588             $15,650          $14,847      $10,970
    5/31/2002          $15,195             $15,133          $14,603      $10,970
    6/30/2002          $14,600             $14,798          $14,088      $10,976
    7/31/2002          $12,549             $12,599          $12,457      $10,988
    8/31/2002          $12,500             $12,543          $12,524      $11,025
    9/30/2002          $11,261             $11,647          $11,499      $11,043
   10/31/2002          $11,823             $11,822          $11,664      $11,062
   11/30/2002          $12,500             $12,766          $12,515      $11,062
   12/31/2002          $12,287             $12,220          $12,125      $11,037
    1/31/2003          $11,600             $11,876          $11,759      $11,086
    2/28/2003          $11,223             $11,477          $11,470      $11,171
    3/31/2003          $11,223             $11,600          $11,547      $11,239
    4/30/2003          $12,183             $12,701          $12,593      $11,214
    5/31/2003          $13,149             $13,998          $13,757      $11,196
    6/30/2003          $13,433             $14,235          $14,004      $11,208
    7/31/2003          $13,520             $14,945          $14,612      $11,220
    8/31/2003          $14,131             $15,513          $15,200      $11,263
    9/30/2003          $13,722             $15,335          $15,093      $11,300
   10/31/2003          $14,955             $16,586          $16,245      $11,287
   11/30/2003          $15,315             $17,222          $16,908      $11,257
   12/31/2003          $16,155             $17,845          $17,572      $11,245
    1/31/2004          $16,226             $18,462          $18,141      $11,300
    2/29/2004          $16,755             $18,820          $18,510      $11,361
    3/31/2004          $16,925             $19,080          $18,658      $11,434
    4/30/2004          $16,417             $18,093          $17,681      $11,470
    5/31/2004          $16,635             $18,312          $18,036      $11,538
    6/30/2004          $17,634             $19,242          $18,753      $11,574
    7/31/2004          $17,154             $18,357          $17,998      $11,556
    8/31/2004          $16,865             $18,537          $18,224      $11,562
    9/30/2004          $17,830             $19,270          $18,799      $11,586
   10/31/2004          $18,114             $19,570          $19,139      $11,647
   11/30/2004          $19,718             $21,306          $20,705      $11,653
   12/31/2004          $20,035             $21,815          $21,364      $11,611
    1/31/2005          $19,669             $20,971          $20,676      $11,635
    2/28/2005          $20,653             $21,387          $21,193      $11,702
    3/31/2005          $20,057             $20,947          $20,910      $11,794
    4/30/2005          $19,029             $19,866          $20,128      $11,873
    5/31/2005          $19,953             $21,078          $21,245      $11,861
    6/30/2005          $20,401             $22,010          $22,024      $11,867
    7/31/2005          $21,719             $23,263          $23,203      $11,922
    8/31/2005          $21,621             $22,729          $22,781      $11,983
    9/30/2005          $21,468             $22,691          $22,806      $12,129
   10/31/2005          $20,773             $22,121          $22,133      $12,154


48 | Annual Report

CLASS C (9/3/96-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 FRANKLIN SMALL CAP
                     VALUE FUND         RUSSELL 2000     RUSSELL 2500
      DATE            CLASS C          VALUE INDEX(6)   VALUE INDEX(6)    CPI(6)
   ----------    ------------------    --------------   --------------   -------
     9/3/1996          $10,000             $10,000          $10,000      $10,000
    9/30/1996          $10,341             $10,273          $10,343      $10,032
   10/31/1996          $10,507             $10,392          $10,516      $10,064
   11/30/1996          $11,255             $10,951          $11,138      $10,083
   12/31/1996          $11,810             $11,307          $11,380      $10,083
    1/31/1997          $12,304             $11,481          $11,671      $10,114
    2/28/1997          $12,367             $11,590          $11,801      $10,146
    3/31/1997          $11,916             $11,279          $11,472      $10,172
    4/30/1997          $11,798             $11,445          $11,693      $10,184
    5/31/1997          $12,892             $12,356          $12,509      $10,178
    6/30/1997          $13,706             $12,981          $13,098      $10,191
    7/31/1997          $14,713             $13,526          $13,813      $10,203
    8/31/1997          $15,151             $13,741          $13,884      $10,223
    9/30/1997          $16,076             $14,654          $14,728      $10,248
   10/31/1997          $15,388             $14,256          $14,293      $10,273
   11/30/1997          $15,213             $14,412          $14,599      $10,267
   12/31/1997          $15,189             $14,901          $15,146      $10,254
    1/31/1998          $14,936             $14,631          $14,887      $10,273
    2/28/1998          $15,611             $15,516          $15,810      $10,292
    3/31/1998          $16,141             $16,145          $16,591      $10,312
    4/30/1998          $16,078             $16,225          $16,581      $10,331
    5/31/1998          $15,043             $15,650          $16,058      $10,350
    6/30/1998          $14,330             $15,562          $15,997      $10,362
    7/31/1998          $12,797             $14,343          $14,975      $10,375
    8/31/1998          $10,475             $12,097          $12,624      $10,388
    9/30/1998          $10,689             $12,780          $13,362      $10,401
   10/31/1998          $11,245             $13,159          $13,958      $10,426
   11/30/1998          $11,339             $13,516          $14,408      $10,426
   12/31/1998          $11,515             $13,939          $14,854      $10,420
    1/31/1999          $11,376             $13,623          $14,427      $10,445
    2/28/1999          $10,272             $12,693          $13,687      $10,458
    3/31/1999          $10,360             $12,588          $13,666      $10,490
    4/30/1999          $11,388             $13,737          $15,015      $10,566
    5/31/1999          $11,756             $14,160          $15,321      $10,566
    6/30/1999          $12,422             $14,672          $15,855      $10,566
    7/31/1999          $12,092             $14,324          $15,552      $10,598
    8/31/1999          $11,629             $13,800          $14,956      $10,623
    9/30/1999          $10,868             $13,525          $14,485      $10,674
   10/31/1999          $10,792             $13,254          $14,499      $10,693
   11/30/1999          $10,887             $13,323          $14,579      $10,699
   12/31/1999          $11,337             $13,732          $15,076      $10,699
    1/31/2000          $10,405             $13,373          $14,448      $10,731
    2/29/2000          $10,640             $14,190          $14,698      $10,795
    3/31/2000          $11,579             $14,257          $15,779      $10,884
    4/30/2000          $11,820             $14,341          $15,773      $10,890
    5/31/2000          $12,118             $14,122          $15,745      $10,903
    6/30/2000          $11,782             $14,535          $15,686      $10,960
    7/31/2000          $11,908             $15,019          $16,027      $10,985
    8/31/2000          $12,778             $15,691          $16,866      $10,985
    9/30/2000          $12,727             $15,602          $16,766      $11,043
   10/31/2000          $12,943             $15,546          $16,756      $11,062
   11/30/2000          $12,562             $15,230          $16,543      $11,068
   12/31/2000          $13,780             $16,866          $18,210      $11,062
    1/31/2001          $14,529             $17,332          $18,465      $11,132
    2/28/2001          $14,808             $17,308          $18,309      $11,176
    3/31/2001          $14,681             $17,030          $17,851      $11,202
    4/30/2001          $15,645             $17,819          $18,867      $11,246
    5/31/2001          $16,134             $18,277          $19,446      $11,297
    6/30/2001          $15,677             $19,012          $19,633      $11,316
    7/31/2001          $15,430             $18,586          $19,502      $11,284
    8/31/2001          $15,201             $18,521          $19,334      $11,284
    9/30/2001          $12,885             $16,477          $17,188      $11,335
   10/31/2001          $13,894             $16,907          $17,556      $11,297
   11/30/2001          $14,687             $18,122          $18,907      $11,278
   12/31/2001          $15,747             $19,232          $19,984      $11,233
    1/31/2002          $15,614             $19,487          $20,168      $11,259
    2/28/2002          $16,172             $19,606          $20,419      $11,303
    3/31/2002          $17,504             $21,074          $21,684      $11,367
    4/30/2002          $17,942             $21,816          $22,054      $11,430
    5/31/2002          $17,485             $21,094          $21,692      $11,430
    6/30/2002          $16,806             $20,627          $20,927      $11,437
    7/31/2002          $14,446             $17,562          $18,505      $11,449
    8/31/2002          $14,395             $17,484          $18,604      $11,488
    9/30/2002          $12,962             $16,235          $17,082      $11,507
   10/31/2002          $13,615             $16,480          $17,326      $11,526
   11/30/2002          $14,389             $17,795          $18,590      $11,526
   12/31/2002          $14,148             $17,034          $18,010      $11,500
    1/31/2003          $13,361             $16,555          $17,467      $11,551
    2/28/2003          $12,930             $15,998          $17,038      $11,640
    3/31/2003          $12,917             $16,169          $17,152      $11,710
    4/30/2003          $14,021             $17,705          $18,705      $11,685
    5/31/2003          $15,131             $19,513          $20,435      $11,666
    6/30/2003          $15,461             $19,843          $20,802      $11,678
    7/31/2003          $15,563             $20,833          $21,706      $11,691
    8/31/2003          $16,267             $21,624          $22,579      $11,736
    9/30/2003          $15,798             $21,376          $22,419      $11,774
   10/31/2003          $17,212             $23,119          $24,131      $11,761
   11/30/2003          $17,625             $24,007          $25,116      $11,729
   12/31/2003          $18,595             $24,875          $26,103      $11,716
    1/31/2004          $18,672             $25,735          $26,948      $11,774
    2/29/2004          $19,287             $26,233          $27,495      $11,837
    3/31/2004          $19,484             $26,596          $27,715      $11,914
    4/30/2004          $18,894             $25,221          $26,264      $11,952
    5/31/2004          $19,147             $25,525          $26,792      $12,022
    6/30/2004          $20,296             $26,822          $27,856      $12,060
    7/31/2004          $19,744             $25,589          $26,735      $12,041
    8/31/2004          $19,414             $25,840          $27,070      $12,047
    9/30/2004          $20,524             $26,862          $27,925      $12,072
   10/31/2004          $20,848             $27,279          $28,430      $12,136
   11/30/2004          $22,694             $29,700          $30,755      $12,142
   12/31/2004          $23,059             $30,408          $31,734      $12,098
    1/31/2005          $22,639             $29,232          $30,713      $12,123
    2/28/2005          $23,770             $29,813          $31,481      $12,193
    3/31/2005          $23,084             $29,199          $31,060      $12,289
    4/30/2005          $21,902             $27,693          $29,899      $12,371
    5/31/2005          $22,963             $29,382          $31,558      $12,359
    6/30/2005          $23,478             $30,681          $32,715      $12,365
    7/31/2005          $24,997             $32,427          $34,467      $12,422
    8/31/2005          $24,883             $31,682          $33,840      $12,486
    9/30/2005          $24,705             $31,630          $33,877      $12,638
   10/31/2005          $23,910             $30,835          $32,878      $12,664

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C                           10/31/05
------------------------------------------
1-Year                             +13.69%
------------------------------------------
5-Year                             +13.06%
------------------------------------------
Since Inception (9/3/96)            +9.99%
------------------------------------------

CLASS R (8/1/02-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 FRANKLIN SMALL CAP
                     VALUE FUND         RUSSELL 2000     RUSSELL 2500
      DATE            CLASS R          VALUE INDEX(6)   VALUE INDEX(6)    CPI(6)
   ----------    ------------------    --------------   --------------   -------
     8/1/2002          $10,000             $10,000          $10,000      $10,000
    8/31/2002          $10,021             $ 9,956          $10,054      $10,033
    9/30/2002          $ 9,027             $ 9,244          $ 9,231      $10,050
   10/31/2002          $ 9,485             $ 9,383          $ 9,363      $10,067
   11/30/2002          $10,029             $10,132          $10,046      $10,067
   12/31/2002          $ 9,862             $ 9,699          $ 9,733      $10,044
    1/31/2003          $ 9,318             $ 9,426          $ 9,439      $10,089
    2/28/2003          $ 9,018             $ 9,109          $ 9,207      $10,167
    3/31/2003          $ 9,018             $ 9,207          $ 9,269      $10,228
    4/30/2003          $ 9,794             $10,081          $10,108      $10,205
    5/31/2003          $10,574             $11,111          $11,043      $10,189
    6/30/2003          $10,805             $11,299          $11,242      $10,200
    7/31/2003          $10,882             $11,862          $11,730      $10,211
    8/31/2003          $11,379             $12,313          $12,202      $10,250
    9/30/2003          $11,058             $12,172          $12,115      $10,283
   10/31/2003          $12,051             $13,164          $13,041      $10,272
   11/30/2003          $12,347             $13,669          $13,573      $10,244
   12/31/2003          $13,033             $14,164          $14,106      $10,233
    1/31/2004          $13,093             $14,653          $14,563      $10,283
    2/29/2004          $13,525             $14,937          $14,858      $10,339
    3/31/2004          $13,671             $15,144          $14,977      $10,405
    4/30/2004          $13,260             $14,361          $14,193      $10,439
    5/31/2004          $13,444             $14,534          $14,478      $10,500
    6/30/2004          $14,258             $15,272          $15,054      $10,533
    7/31/2004          $13,877             $14,570          $14,448      $10,516
    8/31/2004          $13,650             $14,713          $14,629      $10,522
    9/30/2004          $14,438             $15,295          $15,091      $10,544
   10/31/2004          $14,674             $15,533          $15,364      $10,600
   11/30/2004          $15,981             $16,911          $16,620      $10,605
   12/31/2004          $16,236             $17,315          $17,149      $10,566
    1/31/2005          $15,952             $16,645          $16,598      $10,589
    2/28/2005          $16,758             $16,975          $17,012      $10,650
    3/31/2005          $16,279             $16,626          $16,785      $10,733
    4/30/2005          $15,448             $15,768          $16,157      $10,805
    5/31/2005          $16,206             $16,730          $17,054      $10,794
    6/30/2005          $16,577             $17,470          $17,679      $10,800
    7/31/2005          $17,655             $18,464          $18,626      $10,850
    8/31/2005          $17,587             $18,040          $18,287      $10,905
    9/30/2005          $17,466             $18,010          $18,307      $11,038
   10/31/2005          $16,910             $17,558          $17,767      $11,061

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS R                           10/31/05
------------------------------------------
1-Year                             +14.24%
------------------------------------------
3-Year                             +21.25%
------------------------------------------
Since Inception (8/1/02)           +17.55%
------------------------------------------


                                                              Annual Report | 49

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
ADVISOR CLASS(5)                  10/31/05
------------------------------------------
1-Year                             +15.84%
------------------------------------------
5-Year                             +14.20%
------------------------------------------
Since Inception (3/11/96)          +11.60%
------------------------------------------

ADVISOR CLASS (3/11/96-10/31/05)(5)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 FRANKLIN SMALL CAP
                     VALUE FUND         RUSSELL 2000     RUSSELL 2500
      DATE         ADVISOR CLASS       VALUE INDEX(6)   VALUE INDEX(6)    CPI(6)
   ----------    ------------------    --------------   --------------   -------
    3/11/1996          $10,000             $10,000          $10,000      $10,000
    3/31/1996          $10,127             $10,135          $10,121      $10,033
    4/30/1996          $10,640             $10,412          $10,322      $10,072
    5/31/1996          $10,927             $10,676          $10,491      $10,091
    6/30/1996          $10,707             $10,550          $10,432      $10,098
    7/31/1996          $10,312             $ 9,989          $ 9,931      $10,117
    8/31/1996          $10,940             $10,422          $10,399      $10,136
    9/30/1996          $11,281             $10,707          $10,755      $10,169
   10/31/1996          $11,469             $10,831          $10,936      $10,201
   11/30/1996          $12,291             $11,414          $11,582      $10,220
   12/31/1996          $12,918             $11,784          $11,834      $10,220
    1/31/1997          $13,573             $11,965          $12,137      $10,252
    2/28/1997          $13,656             $12,079          $12,272      $10,285
    3/31/1997          $13,169             $11,755          $11,930      $10,310
    4/30/1997          $13,045             $11,928          $12,160      $10,323
    5/31/1997          $14,267             $12,877          $13,008      $10,317
    6/30/1997          $15,175             $13,529          $13,620      $10,330
    7/31/1997          $16,316             $14,097          $14,364      $10,343
    8/31/1997          $16,814             $14,321          $14,438      $10,362
    9/30/1997          $17,859             $15,273          $15,316      $10,388
   10/31/1997          $17,098             $14,858          $14,864      $10,414
   11/30/1997          $16,925             $15,020          $15,181      $10,407
   12/31/1997          $16,911             $15,530          $15,750      $10,394
    1/31/1998          $16,646             $15,249          $15,481      $10,414
    2/28/1998          $17,407             $16,170          $16,440      $10,433
    3/31/1998          $18,015             $16,826          $17,253      $10,452
    4/30/1998          $17,958             $16,910          $17,242      $10,472
    5/31/1998          $16,820             $16,311          $16,699      $10,491
    6/30/1998          $16,031             $16,219          $16,635      $10,504
    7/31/1998          $14,326             $14,948          $15,572      $10,517
    8/31/1998          $11,748             $12,607          $13,127      $10,530
    9/30/1998          $11,993             $13,319          $13,895      $10,542
   10/31/1998          $12,622             $13,715          $14,515      $10,568
   11/30/1998          $12,740             $14,086          $14,983      $10,568
   12/31/1998          $12,949             $14,528          $15,447      $10,562
    1/31/1999          $12,802             $14,198          $15,002      $10,588
    2/28/1999          $11,573             $13,229          $14,233      $10,600
    3/31/1999          $11,685             $13,120          $14,211      $10,633
    4/30/1999          $12,858             $14,317          $15,614      $10,710
    5/31/1999          $13,280             $14,757          $15,933      $10,710
    6/30/1999          $14,045             $15,292          $16,488      $10,710
    7/31/1999          $13,680             $14,929          $16,173      $10,742
    8/31/1999          $13,167             $14,383          $15,552      $10,768
    9/30/1999          $12,317             $14,095          $15,063      $10,819
   10/31/1999          $12,247             $13,813          $15,078      $10,839
   11/30/1999          $12,366             $13,885          $15,161      $10,845
   12/31/1999          $12,893             $14,312          $15,678      $10,845
    1/31/2000          $11,840             $13,937          $15,025      $10,877
    2/29/2000          $12,120             $14,789          $15,285      $10,942
    3/31/2000          $13,195             $14,859          $16,409      $11,032
    4/30/2000          $13,483             $14,946          $16,403      $11,039
    5/31/2000          $13,834             $14,718          $16,373      $11,051
    6/30/2000          $13,462             $15,148          $16,312      $11,109
    7/31/2000          $13,616             $15,653          $16,666      $11,135
    8/31/2000          $14,620             $16,353          $17,539      $11,135
    9/30/2000          $14,578             $16,260          $17,435      $11,193
   10/31/2000          $14,838             $16,203          $17,424      $11,213
   11/30/2000          $14,410             $15,873          $17,203      $11,219
   12/31/2000          $15,823             $17,578          $18,937      $11,213
    1/31/2001          $16,694             $18,063          $19,201      $11,283
    2/28/2001          $17,025             $18,038          $19,040      $11,329
    3/31/2001          $16,897             $17,749          $18,563      $11,354
    4/30/2001          $18,023             $18,571          $19,619      $11,399
    5/31/2001          $18,607             $19,048          $20,222      $11,451
    6/30/2001          $18,084             $19,815          $20,416      $11,470
    7/31/2001          $17,816             $19,370          $20,281      $11,438
    8/31/2001          $17,570             $19,303          $20,106      $11,438
    9/30/2001          $14,912             $17,172          $17,874      $11,490
   10/31/2001          $16,089             $17,621          $18,256      $11,451
   11/30/2001          $17,020             $18,887          $19,662      $11,432
   12/31/2001          $18,265             $20,043          $20,781      $11,387
    1/31/2002          $18,123             $20,309          $20,972      $11,412
    2/28/2002          $18,787             $20,433          $21,233      $11,457
    3/31/2002          $20,347             $21,963          $22,549      $11,522
    4/30/2002          $20,878             $22,736          $22,934      $11,586
    5/31/2002          $20,368             $21,984          $22,558      $11,586
    6/30/2002          $19,584             $21,498          $21,762      $11,593
    7/31/2002          $16,850             $18,304          $19,243      $11,606
    8/31/2002          $16,801             $18,222          $19,346      $11,644
    9/30/2002          $15,148             $16,921          $17,763      $11,664
   10/31/2002          $15,918             $17,175          $18,018      $11,683
   11/30/2002          $16,836             $18,546          $19,332      $11,683
   12/31/2002          $16,568             $17,753          $18,729      $11,657
    1/31/2003          $15,657             $17,254          $18,164      $11,709
    2/28/2003          $15,162             $16,674          $17,717      $11,799
    3/31/2003          $15,176             $16,852          $17,836      $11,870
    4/30/2003          $16,482             $18,452          $19,452      $11,844
    5/31/2003          $17,804             $20,336          $21,251      $11,825
    6/30/2003          $18,200             $20,681          $21,632      $11,838
    7/31/2003          $18,341             $21,712          $22,572      $11,851
    8/31/2003          $19,182             $22,537          $23,480      $11,896
    9/30/2003          $18,645             $22,278          $23,314      $11,934
   10/31/2003          $20,333             $24,095          $25,094      $11,921
   11/30/2003          $20,835             $25,020          $26,118      $11,889
   12/31/2003          $22,001             $25,925          $27,144      $11,876
    1/31/2004          $22,113             $26,821          $28,023      $11,934
    2/29/2004          $22,855             $27,341          $28,592      $11,999
    3/31/2004          $23,109             $27,719          $28,821      $12,076
    4/30/2004          $22,432             $26,285          $27,312      $12,115
    5/31/2004          $22,750             $26,603          $27,861      $12,186
    6/30/2004          $24,135             $27,954          $28,968      $12,224
    7/31/2004          $23,499             $26,669          $27,802      $12,205
    8/31/2004          $23,124             $26,930          $28,151      $12,211
    9/30/2004          $24,466             $27,995          $29,039      $12,237
   10/31/2004          $24,876             $28,430          $29,565      $12,302
   11/30/2004          $27,102             $30,953          $31,983      $12,308
   12/31/2004          $27,554             $31,692          $33,001      $12,263
    1/31/2005          $27,076             $30,466          $31,939      $12,289
    2/28/2005          $28,460             $31,071          $32,737      $12,360
    3/31/2005          $27,662             $30,431          $32,300      $12,456
    4/30/2005          $26,257             $28,861          $31,092      $12,540
    5/31/2005          $27,561             $30,622          $32,817      $12,527
    6/30/2005          $28,196             $31,976          $34,020      $12,534
    7/31/2005          $30,043             $33,795          $35,842      $12,592
    8/31/2005          $29,936             $33,019          $35,190      $12,656
    9/30/2005          $29,751             $32,965          $35,229      $12,811
   10/31/2005          $28,813             $32,137          $34,190      $12,836

ENDNOTES

THE FUND'S INVESTMENTS IN SMALL- OR NEWER-COMPANY STOCKS INVOLVE SPECIAL RISKS AS SUCH STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. IN ADDITION, SMALLER COMPANIES OFTEN HAVE RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +123.06% and +9.51%.

(6) Source: Standard & Poor's Micropal. The Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.


50 | Annual Report

YOUR FUND'S EXPENSES

FRANKLIN SMALL CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 51

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 4/30/05     VALUE 10/31/05   PERIOD* 4/30/05-10/31/05
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,095.60              $ 6.92
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,018.60              $ 6.67
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,091.70              $10.33
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,015.32              $ 9.96
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,091.70              $10.33
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,015.32              $ 9.96
--------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,094.60              $ 7.71
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,017.85              $ 7.43
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,097.50              $ 5.08
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,020.37              $ 4.89
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.31%; B: 1.96%; C: 1.96%; R: 1.46%; and Advisor: 0.96%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


52 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                   ------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
CLASS A                                                    2005            2004            2003            2002            2001
                                                   ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $     53.95     $      45.47     $     37.01     $     37.21     $     34.83
                                                   ------------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ....................          0.34             0.33            0.13            0.25            0.77

   Net realized and unrealized gains (losses) ..          8.71             8.63            8.83            0.87            2.95
                                                   ------------------------------------------------------------------------------
Total from investment operations ...............          9.05             8.96            8.96            1.12            3.72
                                                   ------------------------------------------------------------------------------
Less distributions from:

   Net investment income .......................         (0.43)           (0.17)          (0.25)          (0.15)          (0.73)

   Net realized gains ..........................         (0.91)           (0.31)          (0.25)          (1.17)          (0.61)
                                                   ------------------------------------------------------------------------------
Total distributions ............................         (1.34)           (0.48)          (0.50)          (1.32)          (1.34)
                                                   ------------------------------------------------------------------------------
Redemption fees ................................            --(c)            --(c)           --              --              --
                                                   ------------------------------------------------------------------------------
Net asset value, end of year ...................   $     61.66     $      53.95     $     45.47     $     37.01     $     37.21
                                                   ==============================================================================

Total return(b) ................................         16.93%           19.87%          24.51%           2.85%          10.96%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 4,164,516     $  3,716,567     $ 3,031,714     $ 2,333,862     $ 1,491,457

Ratios to average net assets:

   Expenses ....................................          0.91%            0.91%           1.00%           0.92%           0.96%

   Net investment income .......................          0.57%            0.67%           0.35%           0.63%           2.14%

Portfolio turnover rate ........................          3.91%            7.03%          13.36%          10.59%          26.69%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 53

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONTINUED)

                                                   ---------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
CLASS B                                                    2005            2004            2003            2002         2001(d)
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $     53.13     $      44.97     $     36.64     $     37.04     $     37.26
                                                   ---------------------------------------------------------------------------------
Income from investment operations:

   Net investment income (loss)(a) .............         (0.11)           (0.06)          (0.15)          (0.08)           0.28

   Net realized and unrealized gains (losses)             8.58             8.53            8.74            0.91            0.06
                                                   ---------------------------------------------------------------------------------
Total from investment operations ...............          8.47             8.47            8.59            0.83            0.34
                                                   ---------------------------------------------------------------------------------
Less distributions from:

   Net investment income .......................         (0.02)              --           (0.01)          (0.06)          (0.56)

   Net realized gains ..........................         (0.91)           (0.31)          (0.25)          (1.17)             --
                                                   ---------------------------------------------------------------------------------
Total distributions ............................         (0.93)           (0.31)          (0.26)          (1.23)          (0.56)
                                                   ---------------------------------------------------------------------------------
Redemption fees ................................            --(c)            --(c)           --              --              --
                                                   ---------------------------------------------------------------------------------
Net asset value, end of year ...................   $     60.67     $      53.13     $     44.97     $     36.64     $     37.04
                                                   =================================================================================
Total return(b) ................................         16.03%           18.94%          23.58%           2.08%           0.91%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $   122,795     $    114,891     $   103,877     $    89,241     $    20,982

Ratios to average net assets:

   Expenses ....................................          1.67%            1.69%           1.75%           1.67%           1.71%(e)

   Net investment income (loss) ................         (0.19)%          (0.11)%         (0.40)%         (0.12)%          0.73%(e)

Portfolio turnover rate ........................          3.91%            7.03%          13.36%          10.59%          26.69%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   For the period March 1, 2001 (effective date) to October 31, 2001.

(e)   Annualized.


54 | See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONTINUED)

                                                   ---------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
CLASS C                                                    2005            2004            2003            2002         2001(d)
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $     53.18     $      45.01     $     36.67     $     37.06     $     37.26
                                                   ---------------------------------------------------------------------------------
Income from investment operations:

   Net investment income (loss)(a) .............         (0.11)           (0.06)          (0.15)          (0.08)           0.33

   Net realized and unrealized gains (losses)             8.59             8.54            8.74            0.92            0.02
                                                   ---------------------------------------------------------------------------------
Total from investment operations ...............          8.48             8.48            8.59            0.84            0.35
                                                   ---------------------------------------------------------------------------------
Less distributions from:

   Net investment income .......................            --               --              --           (0.06)          (0.55)

   Net realized gains ..........................         (0.91)           (0.31)          (0.25)          (1.17)             --
                                                   ---------------------------------------------------------------------------------
Total distributions ............................         (0.91)           (0.31)          (0.25)          (1.23)          (0.55)
                                                   ---------------------------------------------------------------------------------
Redemption fees ................................            --(c)            --(c)           --              --              --
                                                   ---------------------------------------------------------------------------------
Net asset value, end of year ...................   $     60.75     $      53.18     $     45.01     $     36.67     $     37.06
                                                   =================================================================================

Total return(b) ................................         16.04%           18.95%          23.57%           2.10%           0.94%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $   135,939     $    129,399     $   127,925     $   118,219     $    29,920

Ratios to average net assets:

   Expenses ....................................          1.67%            1.69%           1.75%           1.67%           1.71%(e)

   Net investment income (loss) ................         (0.19)%          (0.11)%         (0.40)%         (0.12)%          0.85%(e)

Portfolio turnover rate ........................          3.91%            7.03%          13.36%          10.59%          26.69%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   For the period March 1, 2001 (effective date) to October 31, 2001.

(e)   Annualized.


                         Annual Report | See notes to financial statements. | 55

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONTINUED)

                                                      ----------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
CLASS R                                                     2005           2004          2003       2002(d)
                                                      ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............    $    53.69     $    45.30     $   36.92    $    39.98
                                                      ----------------------------------------------------------

Income from investment operations:

   Net investment income(a) ......................          0.18           0.20          0.03          0.07

   Net realized and unrealized gains (losses) ....          8.67           8.59          8.82         (3.07)
                                                      ----------------------------------------------------------
Total from investment operations .................          8.85           8.79          8.85         (3.00)
                                                      ----------------------------------------------------------

Less distributions from:

   Net investment income .........................         (0.30)         (0.09)        (0.22)        (0.06)

   Net realized gains ............................         (0.91)         (0.31)        (0.25)           --
                                                      ----------------------------------------------------------
Total distributions ..............................         (1.21)         (0.40)        (0.47)        (0.06)
                                                      ----------------------------------------------------------
Redemption fees ..................................            --(c)          --(c)         --            --
                                                      ----------------------------------------------------------
Net asset value, end of year .....................    $    61.33     $    53.69     $   45.30    $    36.92
                                                      ==========================================================

Total return(b) ..................................         16.62%         19.55%        24.26%        (7.53)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................    $   30,810     $   21,020     $  13,336    $    7,754

Ratios to average net assets:

   Expenses ......................................          1.17%          1.19%         1.25%         1.17%(e)

   Net investment income .........................          0.31%          0.39%         0.10%         0.38%(e)

Portfolio turnover rate ..........................          3.91%          7.03%        13.36%        10.59%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   For the period January 1, 2002 (effective date) to October 31, 2002.

(e)   Annualized.


56 | See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONTINUED)

                                                      ----------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                               2005           2004          2003          2002     2001(d)
                                                      ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............    $    54.05     $    45.54     $    37.06   $    37.21   $   37.26
                                                      ----------------------------------------------------------------------

Income from investment operations:

   Net investment income(a) ......................          0.46           0.44           0.23         0.31        0.60

   Net realized and unrealized gains (losses) ....          8.75           8.65           8.83         0.91       (0.02)
                                                      ----------------------------------------------------------------------
Total from investment operations .................          9.21           9.09           9.06         1.22        0.58
                                                      ----------------------------------------------------------------------

Less distributions from:

   Net investment income .........................         (0.54)         (0.27)         (0.33)       (0.20)      (0.63)

   Net realized gains ............................         (0.91)         (0.31)         (0.25)       (1.17)         --
                                                      ----------------------------------------------------------------------
Total distributions ..............................         (1.45)         (0.58)         (0.58)       (1.37)      (0.63)
                                                      ----------------------------------------------------------------------
Redemption fees ..................................            --(c)          --(c)          --           --          --
                                                      ----------------------------------------------------------------------
Net asset value, end of year .....................    $    61.81     $    54.05     $    45.54   $    37.06   $   37.21
                                                      ======================================================================

Total return(b) ..................................         17.20%         20.17%         24.80%        3.11%       1.56%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................    $  260,209     $   26,701     $   22,189   $   15,193   $     571

Ratios to average net assets:

   Expenses ......................................          0.67%          0.69%          0.75%        0.67%       0.71%(e)

   Net investment income .........................          0.81%          0.89%          0.60%        0.88%       1.55%(e)

Portfolio turnover rate ..........................          3.91%          7.03%         13.36%       10.59%      26.69%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   For the period March 1, 2001 (effective date) to October 31, 2001.

(e)   Annualized.


                         Annual Report | See notes to financial statements. | 57

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005

--------------------------------------------------------------------------------------------------------------
      FRANKLIN BALANCE SHEET INVESTMENT FUND                        COUNTRY        SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
      CLOSED END MUTUAL FUNDS 1.2%
      Apollo Investment Corp. ...............................    United States      200,000     $    3,736,000
  (a) Emerging Markets Telecommunications Fund Inc. .........    United States      250,000          2,727,500
      H & Q Healthcare Investors Fund .......................    United States      150,000          2,695,500
      John Hancock Bank & Thrift Opportunity Fund ...........    United States    1,650,000         15,493,500
      Latin America Equity Fund Inc. ........................    United States      222,015          6,416,233
      Mexico Fund Inc. ......................................       Mexico          620,800         17,382,400
      New Ireland Fund Inc. .................................       Ireland         135,000          2,963,250
      Petroleum & Resources Corp. ...........................    United States      150,000          4,719,000
                                                                                                --------------
      TOTAL CLOSED END MUTUAL FUNDS (COST $38,030,843) ......                                       56,133,383
                                                                                                --------------

      COMMON STOCKS 78.6%
      COMMERCIAL SERVICES 0.9%
      Kelly Services Inc., A ................................    United States    1,506,800         41,708,224
                                                                                                --------------

      CONSUMER DURABLES 5.5%
      D.R. Horton Inc. ......................................    United States    2,200,000         67,518,000
      Hasbro Inc. ...........................................    United States    1,800,000         33,912,000
      Lennar Corp., A .......................................    United States      480,000         26,678,400
      Lennar Corp., B .......................................    United States       48,000          2,479,200
      M.D.C. Holdings Inc. ..................................    United States      471,900         32,372,340
      Pulte Homes Inc. ......................................    United States    2,600,000         98,254,000
                                                                                                --------------
                                                                                                   261,213,940
                                                                                                --------------

      CONSUMER NON-DURABLES 2.3%
      Alliance One International Inc. .......................    United States    2,504,200          6,235,458
      Kellwood Co. ..........................................    United States      751,700         16,469,747
      Premium Standard Farms Inc. ...........................    United States    1,000,000         17,070,000
      Russell Corp. .........................................    United States    1,630,000         22,053,900
  (a) Tommy Hilfiger Corp. ..................................    United States    2,600,000         41,860,000
      Universal Corp. .......................................    United States      125,000          4,680,000
                                                                                                --------------
                                                                                                   108,369,105
                                                                                                --------------

      CONSUMER SERVICES 3.4%
(a,b) Aztar Corp. ...........................................    United States    2,800,000         84,196,000
(a,b) Champps Entertainment Inc. ............................    United States      920,000          6,633,200
  (a) La Quinta Corp. .......................................    United States    2,482,300         20,727,205
  (a) Vail Resorts Inc. .....................................    United States    1,525,000         51,087,500
                                                                                                --------------
                                                                                                   162,643,905
                                                                                                --------------

      DISTRIBUTION SERVICES 0.9%
      Applied Industrial Technologies Inc. ..................    United States      937,500         30,890,625
      Handleman Co. .........................................    United States    1,000,000         11,900,000
                                                                                                ---------------
                                                                                                    42,790,625
                                                                                                ---------------

      ELECTRONIC TECHNOLOGY 1.4%
  (a) ESCO Technologies Inc. ................................    United States    1,236,800         53,503,968
  (a) FSI International Inc. ................................    United States      600,000          2,310,000
  (a) Standard Microsystems Corp. ...........................    United States      376,700         10,649,309
                                                                                                ---------------
                                                                                                    66,463,277
                                                                                                ---------------


58 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

--------------------------------------------------------------------------------------------------------------
      FRANKLIN BALANCE SHEET INVESTMENT FUND                        COUNTRY         SHARES          VALUE
--------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      ENERGY MINERALS 2.5%
      Peabody Energy Corp. ..................................    United States    1,497,000     $  117,005,520
                                                                                                --------------

      FINANCE/RENTAL/LEASING 5.7%
      CIT Group Inc. ........................................    United States    2,210,000        101,063,300
(a,b) Dollar Thrifty Automotive Group Inc. ..................    United States    1,800,000         67,860,000
      Freddie Mac ...........................................    United States    1,640,000        100,614,000
                                                                                                --------------
                                                                                                   269,537,300
                                                                                                --------------

      FINANCIAL CONGLOMERATES 2.5%
      Principal Financial Group Inc. ........................    United States      225,000         11,166,750
      Prudential Financial Inc. .............................    United States    1,450,000        105,545,500
                                                                                                --------------
                                                                                                   116,712,250
                                                                                                --------------

      HEALTH TECHNOLOGY 1.0%
  (a) Watson Pharmaceuticals Inc. ...........................    United States    1,350,000         46,656,000
                                                                                                --------------

      INDUSTRIAL SERVICES 2.5%
  (a) Global Industries Ltd. ................................    United States      280,000          3,558,800
  (a) Hanover Compressor Co. ................................    United States    1,500,000         19,290,000
  (a) Offshore Logistics Inc. ...............................    United States      900,000         30,600,000
  (a) Petroleum Helicopters Inc. ............................    United States       77,500          2,491,625
  (a) Petroleum Helicopters Inc., non-voting ................    United States      152,000          4,614,720
  (a) Quanta Services Inc. ..................................    United States    1,450,000         16,660,500
  (a) Universal Compression Holdings Inc. ...................    United States      850,000         30,302,500
(a,b) Xanser Corp. ..........................................    United States    2,800,000          8,036,000
                                                                                                --------------
                                                                                                   115,554,145
                                                                                                --------------

      LIFE/HEALTH INSURANCE 7.4%
      American National Insurance Co. .......................    United States      647,500         76,359,675
      Amerus Group Co. ......................................    United States      325,000         19,214,000
      Assurant Inc. .........................................    United States      825,700         31,541,740
      FBL Financial Group Inc., A ...........................    United States      525,000         16,369,500
      Genworth Financial Inc., A ............................    United States    1,600,000         50,704,000
      Kansas City Life Insurance Co. ........................    United States      222,789         11,362,239
      Manulife Financial Corp. ..............................       Canada          500,000         26,105,000
      MetLife Inc. ..........................................    United States      401,000         19,813,410
      National Western Life Insurance Co., A ................    United States      150,000         30,376,500
      Presidential Life Corp. ...............................    United States      515,000          9,743,800
      StanCorp Financial Group Inc. .........................    United States      600,000         55,260,000
                                                                                                --------------
                                                                                                   346,849,864
                                                                                                --------------

      NON-ENERGY MINERALS 5.5%
  (a) Chaparral Steel .......................................    United States      800,000         19,984,000
      Nucor Corp. ...........................................    United States    1,160,000         69,426,000
      Reliance Steel & Aluminum Co. .........................    United States    1,155,900         65,909,418
      Texas Industries Inc. .................................    United States      800,000         39,680,000
      United States Steel Corp. .............................    United States    1,702,200         62,181,366
                                                                                                --------------
                                                                                                   257,180,784
                                                                                                --------------


                                                              Annual Report | 59

FRANKLIN VALUE INVESTORS TRUST

--------------------------------------------------------------------------------------------------------------
      FRANKLIN BALANCE SHEET INVESTMENT FUND                        COUNTRY        SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      PROCESS INDUSTRIES 5.7%
      Bunge Ltd. ............................................    United States    1,812,000     $   94,115,280
      Corn Products International Inc. ......................    United States    2,467,600         58,753,556
(a,b) Delta Woodside Industries Inc. ........................    United States      555,000            485,625
      MeadWestvaco Corp. ....................................    United States      900,000         23,598,000
      Monsanto Co. ..........................................    United States      835,000         52,613,350
  (a) PolyOne Corp. .........................................    United States    1,400,000          8,078,000
      Westlake Chemical Corp. ...............................    United States    1,046,900         30,464,790
                                                                                                --------------
                                                                                                   268,108,601
                                                                                                --------------

      PRODUCER MANUFACTURING 5.9%
      A.O. Smith Corp. ......................................    United States      893,600         28,934,768
      CNH Global NV .........................................     Netherlands     1,605,000         29,949,300
      Insteel Industries Inc. ...............................    United States      150,000          2,388,000
      Lennox International Inc. .............................    United States      900,000         25,101,000
      Mueller Industries Inc. ...............................    United States      659,400         18,159,876
      Oshkosh Truck Corp. ...................................    United States      960,000         41,817,600
      Superior Industries International Inc. ................    United States      300,000          6,105,000
  (b) Tecumseh Products Co., A ..............................    United States      778,900         15,679,257
  (b) Tecumseh Products Co., B ..............................    United States      300,000          5,715,000
      Timken Co. ............................................    United States    1,315,000         37,293,400
      Trinity Industries Inc. ...............................    United States    1,806,900         68,752,545
                                                                                                --------------
                                                                                                   279,895,746
                                                                                                --------------

      PROPERTY-CASUALTY INSURANCE 5.8%
      Aspen Insurance Holdings Ltd. .........................    United States      154,300          3,732,517
      E-L Financial Corp. Ltd. ..............................       Canada          104,666         38,318,911
      IPC Holdings Ltd. .....................................    United States    1,773,800         46,704,154
      Midland Co. ...........................................    United States      385,000         14,541,450
      Montpelier Re Holdings Ltd. ...........................       Bermuda          10,000            201,000
      Old Republic International Corp. ......................    United States    3,100,000         80,321,000
      RLI Corp. .............................................    United States      489,400         26,305,250
      Selective Insurance Group Inc. ........................    United States      650,000         35,691,500
      St. Paul Travelers Cos. Inc. ..........................    United States      575,000         25,892,250
                                                                                                --------------
                                                                                                   271,708,032
                                                                                                --------------

      REGIONAL BANKS 0.1%
      UMB Financial Corp. ...................................    United States       93,400          6,255,932
                                                                                                --------------

      RETAIL TRADE 4.7%
  (a) Big Lots Inc. .........................................    United States    2,250,000         26,032,500
      Cato Corp., A .........................................    United States      450,000          8,991,000
  (a) Charming Shoppes Inc. .................................    United States    4,425,000         49,560,000
      Dillard's Inc., A .....................................    United States    1,500,000         31,065,000
      Fred's Inc. ...........................................    United States      400,000          5,960,000
  (b) Haverty Furniture Cos. Inc. ...........................    United States      920,000         11,260,800
  (a) Saks Inc. .............................................    United States    1,750,000         31,762,500
  (b) Syms Corp. ............................................    United States    1,430,000         19,476,600
  (a) Zale Corp. ............................................    United States    1,422,400         39,869,872
                                                                                                --------------
                                                                                                   223,978,272
                                                                                                --------------


60 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

--------------------------------------------------------------------------------------------------------------
    FRANKLIN BALANCE SHEET INVESTMENT FUND                          COUNTRY        SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    SAVINGS BANKS 0.5%
    Farmers & Merchants Bank of Long Beach ..................    United States        2,200     $   12,540,000
    First Niagara Financial Group Inc. ......................    United States      100,000          1,473,000
    Hudson City Bancorp Inc. ................................    United States      900,000         10,656,000
                                                                                                --------------
                                                                                                    24,669,000
                                                                                                --------------

    SPECIALTY INSURANCE 2.7%
    MBIA Inc. ...............................................    United States      130,000          7,571,200
    MGIC Investment Corp. ...................................    United States      440,000         26,065,600
    The PMI Group Inc. ......................................    United States    1,250,000         49,850,000
    Radian Group Inc. .......................................    United States      800,000         41,680,000
                                                                                                --------------
                                                                                                   125,166,800
                                                                                                --------------

    TECHNOLOGY SERVICES 0.9%
(a) Intergraph Corp. ........................................    United States      850,000         41,123,000
                                                                                                --------------

    TRANSPORTATION 6.3%
(a) ABX Air Inc. ............................................    United States    1,825,000         14,581,750
(a) Alaska Air Group Inc. ...................................    United States    1,350,600         42,584,417
    Burlington Northern Santa Fe Corp. ......................    United States      599,900         37,229,794
(a) Crowley Maritime Corp. ..................................    United States        4,240          6,063,200
(a) Kansas City Southern ....................................    United States    2,410,000         53,405,600
(a) Mesa Air Group Inc. .....................................    United States      450,000          5,076,000
    Norfolk Southern Corp. ..................................    United States    1,358,600         54,615,720
    Overseas Shipholding Group Inc. .........................    United States      756,000         35,985,600
    Teekay Shipping Corp. ...................................       Bahamas       1,240,000         48,905,600
                                                                                                --------------
                                                                                                   298,447,681
                                                                                                --------------

    UTILITIES 4.5%
    Entergy Corp. ...........................................    United States      790,000         55,868,800
    Northeast Utilities .....................................    United States    1,550,000         28,194,500
    PNM Resources Inc. ......................................    United States    1,863,300         47,234,655
(a) Sierra Pacific Resources ................................    United States    5,010,000         64,879,500
    Xcel Energy Inc. ........................................    United States      878,000         16,093,740
                                                                                                --------------
                                                                                                   212,271,195
                                                                                                --------------
    TOTAL COMMON STOCKS (COST $2,005,498,368) ...............                                    3,704,309,198
                                                                                                --------------

                                                                               ----------------
                                                                               PRINCIPAL AMOUNT
                                                                               ----------------
BONDS (COST $5,526,253) 0.1%
PRODUCER MANUFACTURING 0.1%
Mueller Industries Inc., 6.00%, 11/01/14 ...................    United States   $5,604,000           5,463,900
                                                                                                --------------
TOTAL LONG TERM INVESTMENTS (COST $2,049,055,464) ..........                                     3,765,906,481
                                                                                                --------------


                                                              Annual Report | 61

FRANKLIN VALUE INVESTORS TRUST

-------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN BALANCE SHEET INVESTMENT FUND                                    COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 20.4%
    MONEY FUND (COST $164,534,015) 3.5%
(c) Franklin Institutional Fiduciary Trust Money Market
       Portfolio .......................................................      United States    164,534,015      $   164,534,015
                                                                                                                ---------------


                                                                                             ----------------
                                                                                             PRINCIPAL AMOUNT
                                                                                             ----------------
    REPURCHASE AGREEMENT (COST $798,920,474) 16.9%
(d) Joint Repurchase Agreement, 3.969%, 11/01/05
      (Maturity Value $799,008,555) ....................................      United States   $798,920,474          798,920,474
        ABN AMRO Bank, N.V., New York Branch (Maturity Value $77,719,563)
        Banc of America Securities LLC (Maturity Value $74,899,063)
        Barclays Capital Inc. (Maturity Value $74,899,063)
        Bear, Stearns & Co. Inc. (Maturity Value $56,529,854)
        BNP Paribas Securities Corp. (Maturity Value $74,899,063)
        Deutsche Bank Securities Inc. (Maturity Value $74,899,063)
        Greenwich Capital Markets Inc. (Maturity Value $77,719,563)
        Lehman Brothers Inc. (Maturity Value $59,925,634)
        Merrill Lynch Government Securities Inc. (Maturity Value
         $74,899,063)
        Morgan Stanley & Co. Inc. (Maturity Value $74,899,063)
        UBS Securities LLC (Maturity Value $77,719,563)
          Collateralized by U.S. Government Agency Securities,
            1.75 - 7.125%, 12/15/05 - 5/15/10;
            (e) U.S. Government Agency Discount Notes, 11/01/05 -
                11/14/05; and U.S. Treasury Notes, 2.50 - 6.50%,
                10/31/06 - 9/15/10
                                                                                                                 ---------------
    TOTAL INVESTMENTS (COST $3,012,509,953) 100.3% .....................                                          4,729,360,970
    OTHER ASSETS, LESS LIABILITIES (0.3)% ..............................                                            (15,091,152)
                                                                                                                 ---------------
    NET ASSETS 100.0% ..................................................                                         $4,714,269,818
                                                                                                                 ===============

(a)   Non-income producing.

(b)   See Note 8 regarding holdings of 5% voting securities.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

(d)   See Note 1(c) regarding joint repurchase agreement.

(e) A portion or all of the security is traded on a discount basis with no stated coupon rate.


62 | See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN LARGE CAP VALUE FUND

                                                   -----------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
CLASS A                                                    2005            2004            2003            2002            2001
                                                   -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $      14.01    $      12.40    $      10.48    $      11.66    $      11.12
                                                   -----------------------------------------------------------------------------
Income from investment operations:
   Net investment income(a) ....................           0.13            0.08            0.07            0.07            0.12
   Net realized and unrealized gains (losses) ..           0.63            1.58            1.92           (1.08)           0.50
                                                   -----------------------------------------------------------------------------
Total from investment operations ...............           0.76            1.66            1.99           (1.01)           0.62
                                                   -----------------------------------------------------------------------------
Less distributions from:
   Net investment income .......................          (0.08)          (0.05)          (0.07)          (0.07)          (0.08)
   Net realized gains ..........................          (0.03)             --              --           (0.10)             --
                                                   -----------------------------------------------------------------------------
Total distributions ............................          (0.11)          (0.05)          (0.07)          (0.17)          (0.08)
                                                   -----------------------------------------------------------------------------
Redemption fees ................................             --(c)           --(c)           --              --              --
                                                   -----------------------------------------------------------------------------
Net asset value, end of year ...................   $      14.66    $      14.01    $      12.40    $      10.48    $      11.66
                                                   =============================================================================

Total return(b) ................................           5.42%          13.45%          19.08%          (8.82)%          5.63%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $    156,841    $    127,267    $     59,600    $     32,825    $     23,544
Ratios to average net assets:
   Expenses ....................................           1.29%           1.31%           1.38%           1.42%           1.49%
   Expenses net of waiver and payments by
      affiliate ................................           1.29%           1.31%           1.38%           1.42%           1.25%
   Net investment income .......................           0.91%           0.59%           0.60%           0.64%           0.99%
Portfolio turnover rate ........................          25.33%          21.69%          27.47%          15.33%          29.37%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 63

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN LARGE CAP VALUE FUND (CONTINUED)

                                                   -----------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
CLASS B                                                    2005            2004            2003            2002            2001
                                                   -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $      13.85    $      12.29    $      10.39    $      11.58    $      11.11
                                                   -----------------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)(a) .............           0.04           (0.01)          (0.01)             --            0.05
   Net realized and unrealized gains (losses) ..           0.61            1.58            1.92           (1.07)           0.49
                                                   -----------------------------------------------------------------------------
Total from investment operations ...............           0.65            1.57            1.91           (1.07)           0.54
                                                   -----------------------------------------------------------------------------
Less distributions from:
   Net investment income .......................             --(c)        (0.01)          (0.01)          (0.02)          (0.07)
   Net realized gains ..........................          (0.03)             --              --           (0.10)             --
                                                   -----------------------------------------------------------------------------
Total distributions ............................          (0.03)          (0.01)          (0.01)          (0.12)          (0.07)
                                                   -----------------------------------------------------------------------------
Redemption fees ................................             --(d)           --(d)           --              --              --
                                                   -----------------------------------------------------------------------------
Net asset value, end of year ...................   $      14.47    $      13.85    $      12.29    $      10.39    $      11.58
                                                   =============================================================================

Total return(b) ................................           4.71%          12.76%          18.35%          (9.38)%          4.87%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $     22,072    $     21,794    $     10,865    $      4,975    $      3,251
Ratios to average net assets:
   Expenses ....................................           1.94%           1.96%           2.04%           2.07%           2.10%
   Expenses net of waiver and payments by
      affiliate ................................           1.94%           1.96%           2.04%           2.07%           1.86%
   Net investment income (loss) ................           0.26%          (0.06)%         (0.06)%         (0.01)%          0.38%
Portfolio turnover rate ........................          25.33%          21.69%          27.47%          15.33%          29.37%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   The fund made a dividend distribution of $0.0024.

(d)   Amount is less than $0.01 per share.


64 | See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN LARGE CAP VALUE FUND (CONTINUED)

                                                   -----------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
CLASS C                                                    2005            2004            2003            2002            2001
                                                   -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $      13.85    $      12.28    $      10.39    $      11.57    $      11.11
                                                   -----------------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)(a) .............           0.04           (0.01)          (0.01)             --            0.05
   Net realized and unrealized gains (losses) ..           0.61            1.58            1.91           (1.07)           0.48
                                                   -----------------------------------------------------------------------------
Total from investment operations ...............           0.65            1.57            1.90           (1.07)           0.53
                                                   -----------------------------------------------------------------------------
Less distributions from:
   Net investment income .......................             --              --           (0.01)          (0.01)          (0.07)
   Net realized gains ..........................          (0.03)             --              --           (0.10)             --
                                                   -----------------------------------------------------------------------------
Total distributions ............................          (0.03)             --           (0.01)          (0.11)          (0.07)
                                                   -----------------------------------------------------------------------------
Redemption fees ................................             --(c)           --(c)           --              --              --
                                                   -----------------------------------------------------------------------------
Net asset value, end of year ...................   $      14.47    $      13.85    $      12.28    $      10.39    $      11.57
                                                   =============================================================================

Total return(b) ................................           4.69%          12.78%          18.35%          (9.34)%          4.80%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $     59,929    $     57,966    $     32,592    $     17,738    $     10,648
Ratios to average net assets:
   Expenses ....................................           1.94%           1.96%           2.06%           2.04%           2.13%
   Expenses net of waiver and payments by
      affiliate ................................           1.94%           1.96%           2.06%           2.04%           1.89%
   Net investment income (loss) ................           0.26%          (0.06)%         (0.08)%          0.02%           0.38%
Portfolio turnover rate ........................          25.33%          21.69%          27.47%          15.33%          29.37%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 65

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN LARGE CAP VALUE FUND (CONTINUED)

                                                                   ----------------------------------------------------------------
                                                                                       YEAR ENDED OCTOBER 31,
CLASS R                                                                    2005            2004            2003         2002(d)
                                                                   ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............................    $      13.93    $      12.34    $      10.48    $      10.55
                                                                   ----------------------------------------------------------------
Income from investment operations:
   Net investment income(a) ...................................            0.11            0.06            0.05            0.01
   Net realized and unrealized gains (losses) .................            0.61            1.59            1.90           (0.08)
                                                                   ----------------------------------------------------------------
Total from investment operations ..............................            0.72            1.65            1.95           (0.07)
                                                                   ----------------------------------------------------------------
Less distributions from:
   Net investment income ......................................           (0.06)          (0.06)          (0.09)             --
   Net realized gains .........................................           (0.03)             --              --              --
                                                                   ----------------------------------------------------------------
Total distributions ...........................................           (0.09)          (0.06)          (0.09)             --
                                                                   ----------------------------------------------------------------
Redemption fees ...............................................              --(c)           --(c)           --              --
                                                                   ----------------------------------------------------------------
Net asset value, end of year ..................................    $      14.56    $      13.93    $      12.34    $      10.48
                                                                   ================================================================

Total return(b) ...............................................            5.19%          13.44%          18.77%          (0.66)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................    $      6,896    $      3,414    $        826    $         65
Ratios to average net assets:
   Expenses ...................................................            1.44%           1.46%           1.54%           1.59%(e)
   Net investment income ......................................            0.76%           0.44%           0.44%           0.47%(e)
Portfolio turnover rate .......................................           25.33%          21.69%          27.47%          15.33%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   For the period August 1, 2002 (effective date) to October 31, 2002.

(e)   Annualized.


66 | See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN LARGE CAP VALUE FUND                                                                       SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS 91.0%
      CONSUMER NON-DURABLES 7.2%
      H.J. Heinz Co. ...............................................................................      134,000   $     4,757,000
      Kimberly-Clark Corp. .........................................................................       85,900         4,882,556
      Procter & Gamble Co. .........................................................................      145,000         8,118,550
                                                                                                                    ---------------
                                                                                                                         17,758,106
                                                                                                                    ---------------

      CONSUMER SERVICES 5.4%
      Gannett Co. Inc. .............................................................................      124,000         7,769,840
      McDonald's Corp. .............................................................................      172,000         5,435,200
                                                                                                                    ---------------
                                                                                                                         13,205,040
                                                                                                                    ---------------

      ELECTRONIC TECHNOLOGY 0.7%
      Hewlett-Packard Co. ..........................................................................       57,000         1,598,280
                                                                                                                    ---------------
      ENERGY MINERALS 9.0%
      BP PLC, ADR (United Kingdom) .................................................................      106,200         7,051,680
      ConocoPhillips ...............................................................................      128,000         8,368,640
      Occidental Petroleum Corp. ...................................................................       86,000         6,783,680
                                                                                                                    ---------------
                                                                                                                         22,204,000
                                                                                                                    ---------------

      FINANCE 1.5%
      Ambac Financial Group Inc. ...................................................................       53,000         3,757,170
                                                                                                                    ---------------
      FINANCE/RENTAL/LEASING 3.5%
      Freddie Mac ..................................................................................      142,000         8,711,700
                                                                                                                    ---------------

      FINANCIAL CONGLOMERATES 3.4%
      Citigroup Inc. ...............................................................................      180,000         8,240,400
                                                                                                                    ---------------

      HEALTH TECHNOLOGY 4.8%
      Abbott Laboratories ..........................................................................       56,000         2,410,800
      Becton Dickinson & Co. .......................................................................       85,000         4,313,750
      Pfizer Inc. ..................................................................................      233,000         5,065,420
                                                                                                                    ---------------
                                                                                                                         11,789,970
                                                                                                                    ---------------

      INVESTMENT BANKS/BROKERS 2.8%
      Lehman Brothers Holdings Inc. ................................................................       24,000         2,872,080
      Morgan Stanley ...............................................................................       75,000         4,080,750
                                                                                                                    ---------------
                                                                                                                          6,952,830
                                                                                                                    ---------------

      INVESTMENT MANAGERS 3.3%
      Mellon Financial Corp. .......................................................................      252,000         7,985,880
                                                                                                                    ---------------

      LIFE/HEALTH INSURANCE 1.6%
      MetLife Inc. .................................................................................       81,000         4,002,210
                                                                                                                    ---------------


                                                              Annual Report | 67

FRANKLIN VALUE INVESTORS TRUST

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN LARGE CAP VALUE FUND                                                                       SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      MAJOR BANKS 6.7%
      Bank of America Corp. ........................................................................      195,000   $     8,529,300
      Wachovia Corp. ...............................................................................      158,000         7,982,160
                                                                                                                    ---------------
                                                                                                                         16,511,460
                                                                                                                    ---------------

      MULTI-LINE INSURANCE 2.9%
      American International Group Inc. ............................................................      109,900         7,121,520
                                                                                                                    ---------------
      PROCESS INDUSTRIES 5.2%
      Georgia-Pacific Corp. ........................................................................      180,000         5,855,400
      Praxair Inc. .................................................................................      138,000         6,818,580
                                                                                                                    ---------------
                                                                                                                         12,673,980
                                                                                                                    ---------------

      PRODUCER MANUFACTURING 15.7%
      3M Co. .......................................................................................      105,000         7,977,900
      General Electric Co. .........................................................................      206,000         6,985,460
      Illinois Tool Works Inc. .....................................................................       90,000         7,628,400
      Johnson Controls Inc. ........................................................................       57,000         3,878,850
      Masco Corp. ..................................................................................      198,000         5,643,000
      United Technologies Corp. ....................................................................      128,000         6,563,840
                                                                                                                    ---------------
                                                                                                                         38,677,450
                                                                                                                    ---------------

      PROPERTY-CASUALTY INSURANCE 4.5%
      The Allstate Corp. ...........................................................................       99,000         5,226,210
      The Chubb Corp. ..............................................................................       64,000         5,950,080
                                                                                                                    ---------------
                                                                                                                         11,176,290
                                                                                                                    ---------------

      REGIONAL BANKS 2.7%
      U.S. Bancorp .................................................................................      221,000         6,537,180
                                                                                                                    ---------------

      RETAIL TRADE 1.2%
      TJX Cos. Inc. ................................................................................      138,000         2,971,140
                                                                                                                    ---------------

      SAVINGS BANKS 1.6%
      Washington Mutual Inc. .......................................................................       97,000         3,841,200
                                                                                                                    ---------------
      TECHNOLOGY SERVICES 6.0%
      International Business Machines Corp. ........................................................      101,000         8,269,880
      Microsoft Corp. ..............................................................................      253,000         6,502,100
                                                                                                                    ---------------
                                                                                                                         14,771,980
                                                                                                                    ---------------

      TRANSPORTATION 1.3%
      Burlington Northern Santa Fe Corp. ...........................................................       53,000         3,289,180
                                                                                                                    ---------------
      TOTAL COMMON STOCKS (COST $198,689,257) ......................................................                    223,776,966
                                                                                                                    ---------------


68 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN LARGE CAP VALUE FUND                                                                       SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      SHORT TERM INVESTMENT (COST $24,697,229) 10.1%
      MONEY FUND 10.1%
  (a) Franklin Institutional Fiduciary Trust Money Market Portfolio ................................   24,697,229  $    24,697,229
                                                                                                                   ----------------

      TOTAL INVESTMENTS (COST $223,386,486) 101.1 ..................................................                   248,474,195
      OTHER ASSETS, LESS LIABILITIES (1.1)% ........................................................                    (2,736,006)
                                                                                                                   ----------------
      NET ASSETS 100.0% ............................................................................               $   245,738,189
                                                                                                                   ================

SELECTED PORTFOLIO ABBREVIATIONS:

ADR - American Depository Receipt

(a) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                         Annual Report | See notes to financial statements. | 69

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN MICROCAP VALUE FUND

                                                                 ------------------------------------------------------------------
                                                                                       YEAR ENDED OCTOBER 31,
CLASS A                                                                 2005           2004          2003         2002        2001
                                                                 ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........................    $     34.48    $     30.41   $     24.09   $    24.64   $   18.88
                                                                 ------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)(a) ..........................           0.18           0.05         (0.04)       (0.01)       0.11
   Net realized and unrealized gains (losses) ...............           5.32           4.65          7.80         0.68        6.37
                                                                 ------------------------------------------------------------------
Total from investment operations ............................           5.50           4.70          7.76         0.67        6.48
                                                                 ------------------------------------------------------------------
Less distributions from:
   Net investment income ....................................          (0.05)            --            --        (0.08)      (0.09)
   Net realized gains .......................................          (1.78)         (0.63)        (1.44)       (1.14)      (0.63)
                                                                 ------------------------------------------------------------------
Total distributions .........................................          (1.83)         (0.63)        (1.44)       (1.22)      (0.72)
                                                                 ------------------------------------------------------------------
Redemption fees .............................................             --(c)          --(c)         --           --          --
                                                                 ------------------------------------------------------------------
Net asset value, end of year ................................    $     38.15    $     34.48   $     30.41   $    24.09   $   24.64
                                                                 ==================================================================

Total return(b) .............................................          16.45%         15.64%        33.90%        2.77%      35.80%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................    $   443,037    $   418,464   $   310,995   $  230,562   $ 268,969

Ratios to average net assets:

   Expenses .................................................           1.10%          1.12%         1.23%        1.18%       1.19%

   Net investment income (loss) .............................           0.48%          0.13%        (0.16)%      (0.02)%      0.46%

Portfolio turnover rate .....................................          13.86%         11.38%        13.35%       28.35%      23.62%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.


70 | See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN MICROCAP VALUE FUND                                                                       SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS 79.2%
      COMMERCIAL SERVICES 1.5%
      Courier Corp. ................................................................................      200,000   $     6,550,000
                                                                                                                    ---------------

      COMMUNICATIONS 1.7%
      Atlantic Tele-Network Inc. ...................................................................      225,000         7,436,250
                                                                                                                    ---------------

      CONSUMER DURABLES 5.3%
      Allen Organ Co., B ...........................................................................       94,800         5,711,700
  (a) Baldwin Piano & Organ Co. ....................................................................          100                --
      Bassett Furniture Industries Inc. ............................................................      125,000         2,340,000
  (a) Cavalier Homes Inc. ..........................................................................      432,000         2,674,080
  (a) Chromcraft Revington Inc. ....................................................................      200,000         2,520,000
  (a) Dixie Group Inc. .............................................................................      405,000         5,556,600
      Flexsteel Industries Inc. ....................................................................       82,965         1,211,289
  (a) National R.V. Holdings Inc. ..................................................................      295,000         1,374,700
(a,b) Rockford Corp. ...............................................................................      575,000         1,943,500
                                                                                                                    ---------------
                                                                                                                         23,331,869
                                                                                                                    ---------------

      CONSUMER NON-DURABLES 14.6%
      Alliance One International Inc. ..............................................................    2,180,000         5,428,200
      American Italian Pasta Co., A ................................................................      387,700         2,500,665
      Brown Shoe Co. Inc. ..........................................................................      165,000         5,357,550
(a,b) CoolBrands International Inc. (Canada) .......................................................    3,000,000         6,348,669
  (b) Delta Apparel Inc. ...........................................................................      680,000        10,016,400
  (b) Haggar Corp. .................................................................................      419,035        11,942,497
      Premium Standard Farms Inc. ..................................................................      700,000        11,949,000
(a,b) Seneca Foods Corp., A ........................................................................      256,600         4,562,348
(a,b) Seneca Foods Corp., B ........................................................................      121,500         2,172,420
  (b) Tandy Brands Accessories Inc. ................................................................      394,700         4,625,884
                                                                                                                    ---------------
                                                                                                                         64,903,633
                                                                                                                    ---------------

      DISTRIBUTION SERVICES 0.9%
      Coast Distribution System Inc. ...............................................................       66,800           414,160
  (a) GTSI Corp. ...................................................................................      266,000         2,165,240
      Handleman Co. ................................................................................      115,100         1,369,690
                                                                                                                    ---------------
                                                                                                                          3,949,090
                                                                                                                    ---------------

      ELECTRONIC TECHNOLOGY 1.8%
  (b) Espey Manufacturing & Electronics Corp. ......................................................       78,000         2,761,200
  (a) Ladish Co. Inc. ..............................................................................       70,000         1,399,300
      Printronix Inc. ..............................................................................      130,000         1,855,100
      Sparton Corp. ................................................................................      188,657         1,765,829
                                                                                                                    ---------------
                                                                                                                          7,781,429
                                                                                                                    ---------------

      HEALTH SERVICES 1.6%
      Healthcare Services Group Inc. ...............................................................      390,600         7,280,784
                                                                                                                    ---------------


                                                              Annual Report | 71

FRANKLIN VALUE INVESTORS TRUST

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN MICROCAP VALUE FUND                                                                        SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      INDUSTRIAL SERVICES 6.0%
  (b) Ecology and Environment Inc., A ..............................................................      215,000   $     1,687,750
  (a) Exponent Inc. ................................................................................       77,800         2,242,196
  (a) Layne Christensen Co. ........................................................................      450,000         9,472,500
  (a) Petroleum Helicopters Inc. ...................................................................       17,600           565,840
  (a) Petroleum Helicopters Inc., non-voting .......................................................      413,000        12,538,680
                                                                                                                    ---------------
                                                                                                                         26,506,966
                                                                                                                    ---------------

      NON-ENERGY MINERALS 3.4%
  (a) Aleris International Inc. ....................................................................      430,300        11,170,588
(a,b) Continental Materials Corp. ..................................................................       99,500         2,972,563
      Monarch Cement Co. ...........................................................................       39,644           912,803
                                                                                                                    ---------------
                                                                                                                         15,055,954
                                                                                                                    ---------------

      PROCESS INDUSTRIES 2.2%
(a,b) American Pacific Corp. .......................................................................      659,000         3,704,898
  (a) Mercer International Inc. (Germany) ..........................................................      761,400         5,938,920
                                                                                                                    ---------------
                                                                                                                          9,643,818
                                                                                                                    ---------------

      PRODUCER MANUFACTURING 16.0%
      Alamo Group Inc. .............................................................................      105,000         2,042,250
      Central Steel & Wire Co. .....................................................................        4,095         2,395,575
      CIRCOR International Inc. ....................................................................      247,500         6,972,075
  (a) Gehl Co. .....................................................................................      321,000         7,373,370
      Gibraltar Industries Inc. ....................................................................      357,000         7,229,250
  (b) Hardinge Inc. ................................................................................      925,600        15,457,520
      Insteel Industries Inc. ......................................................................      225,000         3,582,000
(a,b) Nashua Corp. .................................................................................      477,930         3,613,199
  (a) Northwest Pipe Co. ...........................................................................      333,000         7,535,790
  (a) Proliance International Inc. .................................................................      398,800         2,053,820
  (a) RTI International Metals Inc. ................................................................      320,000        10,726,400
      Smith Investment Co. .........................................................................       42,400         2,024,600
                                                                                                                    ---------------
                                                                                                                         71,005,849
                                                                                                                    ---------------

      PROPERTY-CASUALTY INSURANCE 5.1%
(a,b) ACMAT Corp., A ...............................................................................      392,800         5,892,000
      Baldwin & Lyons Inc., B ......................................................................      153,875         3,953,049
  (a) Mercer Insurance Group Inc. ..................................................................       25,000           345,750
  (b) Merchants Group Inc. .........................................................................      190,000         5,605,000
      Safety Insurance Group Inc. ..................................................................       75,500         2,839,555
  (a) United America Indemnity Ltd. ................................................................      217,168         4,176,140
                                                                                                                    ---------------
                                                                                                                         22,811,494
                                                                                                                    ---------------

      REAL ESTATE DEVELOPMENT 2.6%
      Bresler & Reiner Inc. ........................................................................      178,000         6,230,000
      Case Pomeroy & Co. Inc., A ...................................................................          220           335,500
      Case Pomeroy & Co. Inc., cvt., B .............................................................          533           799,500
  (a) Griffin Land & Nurseries Inc. ................................................................      173,000         4,300,780
                                                                                                                    ---------------
                                                                                                                         11,665,780
                                                                                                                    ---------------


72 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

-----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN MICROCAP VALUE FUND                                                                        SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      REAL ESTATE INVESTMENT TRUSTS 1.6%
      Arbor Realty Trust Inc. ......................................................................      270,000   $     7,117,200
                                                                                                                    ---------------

      RETAIL TRADE 6.1%
(a,b) Duckwall-ALCO Stores Inc. ....................................................................      330,000         7,547,100
(a,b) Fresh Brands Inc. ............................................................................      900,000         6,255,000
      Haverty Furniture Cos. Inc. ..................................................................      147,000         1,799,280
(a,b) S&K Famous Brands Inc. .......................................................................      260,000         4,849,000
  (b) Village Super Market Inc., A .................................................................      115,175         6,463,620
                                                                                                                    ---------------
                                                                                                                         26,914,000
                                                                                                                    ---------------

      SAVINGS BANKS 3.1%
      Beverly Hills Bancorp Inc. ...................................................................      700,000         7,140,000
      First Defiance Financial Corp. ...............................................................      235,000         6,580,000
                                                                                                                    ---------------
                                                                                                                         13,720,000
                                                                                                                    ---------------

      TRANSPORTATION 3.7%
  (a) Crowley Maritime Corp. .......................................................................        2,342         3,349,060
(a,b) International Shipholding Corp. ..............................................................      474,800         8,214,040
      OMI Corp. ....................................................................................      120,000         2,169,600
      Providence and Worchester Railroad Co. .......................................................      205,000         2,665,000
                                                                                                                    ---------------
                                                                                                                         16,397,700
                                                                                                                    ---------------

      UTILITIES 2.0%
      Central Vermont Public Service Corp. .........................................................       64,300         1,030,086
      Green Mountain Power Corp. ...................................................................      201,700         6,595,590
      Maine & Maritimes Corp. ......................................................................       27,100           507,041
  (a) SEMCO Energy Inc. ............................................................................      129,700           778,200
                                                                                                                    ---------------
                                                                                                                          8,910,917
                                                                                                                    ---------------
      TOTAL COMMON STOCKS (COST $209,437,797) ......................................................                    350,982,733
                                                                                                                    ---------------

      CONVERTIBLE PREFERRED STOCKS 1.2%
      CONSUMER NON-DURABLES 1.2%
(a,b) Seneca Foods Corp., cvt. participating pfd. ..................................................      200,000         3,585,000
(a,b) Seneca Foods Corp., cvt. participating pfd., Series 2003 .....................................      100,000         1,778,000
                                                                                                                    ---------------
      TOTAL CONVERTIBLE PREFERRED STOCKS (COST $4,905,000) .........................................                      5,363,000
                                                                                                                    ---------------


                                                              Annual Report | 73

FRANKLIN VALUE INVESTORS TRUST

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN MICROCAP VALUE FUND                                                               PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
      CONVERTIBLE BOND (COST $7,000,000) 1.7%
      PROCESS INDUSTRIES 1.7%
  (c) Mercer International Inc., cvt., senior sub. note, 144A, 8.50%, 10/15/10 (Germany) .....   $      7,000,000   $     7,605,500
                                                                                                                    ----------------
      TOTAL LONG TERM INVESTMENTS (COST $221,342,797) ........................................                          363,951,233
                                                                                                                    ----------------


                                                                                                 ----------------
                                                                                                      SHARES
                                                                                                 ----------------
      SHORT TERM INVESTMENT (COST $80,609,707) 18.2%
      MONEY FUND 18.2%

  (d) Franklin Institutional Fiduciary Trust Money Market Portfolio ..........................         80,609,707        80,609,707
                                                                                                                    ----------------
      TOTAL INVESTMENTS (COST $301,952,504) 100.3% ...........................................                          444,560,940
      OTHER ASSETS, LESS LIABILITIES (0.3)% ..................................................                           (1,524,386)
                                                                                                                    ----------------
      NET ASSETS 100.0% ......................................................................                      $   443,036,554
                                                                                                                    ================

(a) Non-income producing.

(b) See Note 8 regarding holdings of 5% voting securities.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Trust's Board of Trustees. At October 31, 2005, the value of these securities was $7,605,500, representing 1.72% of net assets.

(d) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


74 | See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN MIDCAP VALUE FUND
                                                               ----------------
                                                                 PERIOD ENDED
                                                                  OCTOBER 31,
CLASS A                                                             2005(c)
                                                               ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................   $      10.00
                                                               ----------------
Income from investment operations:
   Net investment income(a).................................           0.01
   Net realized and unrealized gains (losses) ..............          (0.21)
                                                               ----------------
Total from investment operations ...........................          (0.20)
                                                               ----------------
Redemption fees ............................................             --(d)
                                                               ----------------
Net asset value, end of period .............................   $       9.80
                                                               ================

Total return(b) ............................................          (2.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................   $     11,804
Ratios to average net assets:
   Expenses ................................................           2.57%(e)
   Expenses net of waiver and payments by affiliate ........           1.40%(e)
   Net investment income ...................................           0.37%(e)
Portfolio turnover rate ....................................           0.00%(e)

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   For the period July 1, 2005 (commencement of operations) to October 31,
      2005.

(d)   Amount is less than $0.01 per share.

(e)   Annualized.


                         Annual Report | See notes to financial statements. | 75

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN MIDCAP VALUE FUND (CONTINUED)

                                                               ----------------
                                                                 PERIOD ENDED
                                                                  OCTOBER 31,
CLASS C                                                             2005(c)
                                                               ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................   $      10.00
                                                               ----------------
Income from investment operations:
   Net investment income (loss)(a)..........................          (0.01)
   Net realized and unrealized gains (losses) ..............          (0.21)
                                                               ----------------
Total from investment operations ...........................          (0.22)
                                                               ----------------
Redemption fees ............................................             --(d)
                                                               ----------------
Net asset value, end of period .............................   $       9.78
                                                               ================

Total return(b).............................................          (2.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................   $      3,275
Ratios to average net assets:
   Expenses ................................................           3.22%(e)
   Expenses net of waiver and payments by affiliate ........           2.05%(e)
   Net investment income (loss) ............................          (0.28)%(e)
Portfolio turnover rate ....................................           0.00%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   For the period July 1, 2005 (commencement of operations) to October 31,
      2005.

(d)   Amount is less than $0.01 per share.

(e)   Annualized.


76 | See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN MIDCAP VALUE FUND (CONTINUED)

                                                               ----------------
                                                                 PERIOD ENDED
                                                                  OCTOBER 31,
CLASS R                                                             2005(c)
                                                               ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................   $      10.00
                                                               ----------------
Income from investment operations:
   Net investment income(a) ................................           0.01
   Net realized and unrealized gains (losses) ..............          (0.21)
                                                               ----------------
Total from investment operations ...........................          (0.20)
                                                               ----------------
Redemption fees ............................................             --(d)
                                                               ----------------
Net asset value, end of period .............................   $       9.80
                                                               ================

Total return(b).............................................          (2.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................   $         36
Ratios to average net assets:
   Expenses ................................................           2.72%(e)
   Expenses net of waiver and payments by affiliate ........           1.55%(e)
   Net investment income ...................................           0.22%(e)
Portfolio turnover rate ....................................           0.00%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   For the period July 1, 2005 (commencement of operations) to October 31,
      2005.

(d)   Amount is less than $0.01 per share.

(e)   Annualized.


                         Annual Report | See notes to financial statements. | 77

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN MIDCAP VALUE FUND (CONTINUED)

                                                               ----------------
                                                                 PERIOD ENDED
                                                                  OCTOBER 31,
ADVISOR CLASS                                                       2005(c)
                                                               ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................   $      10.00
                                                               ----------------
Income from investment operations:
   Net investment income(a).................................           0.03
   Net realized and unrealized gains (losses) ..............          (0.22)
                                                               ----------------
Total from investment operations ...........................          (0.19)
                                                               ----------------
Redemption fees ............................................             --(d)
                                                               ----------------
Net asset value, end of period .............................   $       9.81
                                                               ================

Total return(b) ............................................          (1.90)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................   $        434
Ratios to average net assets:
   Expenses ................................................           2.22%(e)
   Expenses net of waiver and payments by affiliate ........           1.05%(e)
   Net investment income ...................................           0.72%(e)
Portfolio turnover rate ....................................           0.00%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   For the period July 1, 2005 (commencement of operations) to October 31,
      2005.

(d)   Amount is less than $0.01 per share.

(e)   Annualized.


78 | See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005

-----------------------------------------------------------------------------------------------------
    FRANKLIN MIDCAP VALUE FUND                                  COUNTRY         SHARES      VALUE
-----------------------------------------------------------------------------------------------------
    COMMON STOCKS 85.4%
    CONSUMER DURABLES 8.6%
    Hasbro Inc. .......................................      United States      13,000   $    244,920
    Leggett & Platt Inc. ..............................      United States      15,000        300,600
    Lennar Corp., A ...................................      United States       4,200        233,436
    M.D.C. Holdings Inc. ..............................      United States       4,700        322,420
    Pulte Homes Inc. ..................................      United States       6,400        241,856
                                                                                         ------------
                                                                                            1,343,232
                                                                                         ------------

    CONSUMER NON-DURABLES 8.0%
    Alberto-Culver Co. ................................      United States       8,800        382,008
    McCormick & Co. Inc. ..............................      United States      12,500        378,625
(a) NBTY Inc. .........................................      United States      11,200        224,112
(a) Timberland Co., A .................................      United States       9,000        253,350
                                                                                         ------------
                                                                                            1,238,095
                                                                                         ------------

    DISTRIBUTION SERVICES 1.9%
    W.W. Grainger Inc. ................................      United States       4,500        301,410
                                                                                         ------------

    ELECTRONIC TECHNOLOGY 1.4%
    Diebold Inc. ......................................      United States       1,200         43,368
(a) Lexmark International Inc., A .....................      United States       4,100        170,232
                                                                                         ------------
                                                                                              213,600
                                                                                         ------------

    ENERGY MINERALS 1.5%
    Pioneer Natural Resources Co. .....................      United States       4,600        230,230
                                                                                         ------------

    FINANCE/RENTAL/LEASING 2.2%
    CIT Group Inc. ....................................      United States       7,400        338,402
                                                                                         ------------

    HEALTH SERVICES 0.5%
    Pharmaceutical Product Development Inc. ...........      United States       1,300         74,711
                                                                                         ------------

    HEALTH TECHNOLOGY 4.2%
    Hillenbrand Industries Inc. .......................      United States       8,000        368,560
(a) Watson Pharmaceuticals Inc. .......................      United States       8,300        286,848
                                                                                         ------------
                                                                                              655,408
                                                                                         ------------

    INDUSTRIAL SERVICES 0.3%
    ENSCO International Inc. ..........................      United States       1,100         50,149
                                                                                         ------------

    INSURANCE BROKERS/SERVICES 0.7%
    Arthur Gallagher & Co. ............................      United States       3,600        105,912
                                                                                         ------------

    LIFE/HEALTH INSURANCE 3.6%
    American National Insurance Co. ...................      United States         900        106,137
    Assurant Inc. .....................................      United States       3,800        145,160
    Protective Life Corp. .............................      United States       7,100        311,264
                                                                                         ------------
                                                                                              562,561
                                                                                         ------------


                                                              Annual Report | 79

FRANKLIN VALUE INVESTORS TRUST

-----------------------------------------------------------------------------------------------------
    FRANKLIN MIDCAP VALUE FUND                                  COUNTRY         SHARES      VALUE
-----------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    NON-ENERGY MINERALS 1.2%
    Nucor Corp. .......................................      United States       2,000   $    119,700
    United States Steel Corp. .........................      United States       1,800         65,754
                                                                                         ------------
                                                                                              185,454
                                                                                         ------------

    PROCESS INDUSTRIES 12.7%
    Airgas Inc. .......................................      United States       9,900        279,873
    Bemis Co. Inc. ....................................      United States      11,300        298,546
    Bunge Ltd. ........................................      United States       6,800        353,192
    Cabot Corp. .......................................      United States       7,800        266,058
    Georgia-Pacific Corp. .............................      United States      11,200        364,336
    MeadWestvaco Corp. ................................      United States       5,200        136,344
    Sigma-Aldrich Corp. ...............................      United States       4,400        280,280
                                                                                         ------------
                                                                                            1,978,629
                                                                                         ------------

    PRODUCER MANUFACTURING 13.4%
    Autoliv Inc . .....................................         Sweden           8,900        382,344
    Carlisle Cos. Inc. ................................      United States       5,300        353,457
    Dover Corp. .......................................      United States       9,200        358,616
    Graco Inc. ........................................      United States       9,500        325,565
    Oshkosh Truck Corp. ...............................      United States       8,800        383,328
    Roper Industries Inc. .............................      United States       7,500        282,750
                                                                                         ------------
                                                                                            2,086,060
                                                                                         ------------

    PROPERTY-CASUALTY INSURANCE 7.3%
    Cincinnati Financial Corp. ........................      United States       6,400        272,320
    Erie Indemnity Co., A .............................      United States       6,900        365,424
    Mercury General Corp. .............................      United States         600         36,270
    Montpelier Re Holdings Ltd. .......................         Bermuda          8,000        160,800
    Old Republic International Corp. ..................      United States      11,700        303,147
                                                                                         ------------
                                                                                            1,137,961
                                                                                         ------------

    REGIONAL BANKS 2.3%
    Mercantile Bankshares Corp. .......................      United States       6,300        355,068
                                                                                         ------------

    RETAIL TRADE 2.5%
    Dollar General Corp. ..............................      United States      10,900        211,896
    Family Dollar Stores Inc. .........................      United States       8,000        177,120
                                                                                         ------------
                                                                                              389,016
                                                                                         ------------

    SPECIALTY INSURANCE 5.1%
    MGIC Investment Corp. .............................      United States       4,900        290,276
    The PMI Group Inc. ................................      United States       6,800        271,184
    Radian Group Inc. .................................      United States       4,400        229,240
                                                                                         ------------
                                                                                              790,700
                                                                                         ------------


80 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

-----------------------------------------------------------------------------------------------------
    FRANKLIN MIDCAP VALUE FUND                                  COUNTRY         SHARES      VALUE
-----------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    TRANSPORTATION 6.0%
    J.B. Hunt Transport Services Inc. .................      United States      20,800   $    403,728
    Overseas Shipholding Group Inc. ...................      United States       5,800        276,080
    Teekay Shipping Corp. .............................         Bahamas          6,200        244,528
                                                                                         ------------
                                                                                              924,336
                                                                                         ------------
    UTILITIES 2.0%
    Northeast Utilities ...............................      United States      17,000        309,230
                                                                                         ------------
    TOTAL COMMON STOCKS (COST $13,749,025) ............                                    13,270,164
                                                                                         ------------

    SHORT TERM INVESTMENT (COST $2,101,095) 13.5%
    MONEY FUND 13.5%
(b) Franklin Institutional Fiduciary Trust Money
    Market Portfolio ..................................      United States   2,101,095      2,101,095
                                                                                         ------------
    TOTAL INVESTMENTS (COST $15,850,120) 98.9% ........                                    15,371,259
    OTHER ASSETS, LESS LIABILITIES 1.1% ...............                                       177,496
                                                                                         ------------
    NET ASSETS 100.0%                                                                    $ 15,548,755
                                                                                         ============

(a)    Non-income producing.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                         Annual Report | See notes to financial statements. | 81

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP VALUE FUND

                                                      -------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
CLASS A                                                      2005           2004           2003           2002           2001
                                                      -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $     34.37    $     28.19    $     22.15    $     22.49    $     20.86
                                                      -------------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)(a) ................          0.15           0.30          (0.02)          0.02           0.09
   Net realized and unrealized gains (losses) .....          5.15           5.88           6.06          (0.33)          1.59
                                                      -------------------------------------------------------------------------
Total from investment operations ..................          5.30           6.18           6.04          (0.31)          1.68
                                                      -------------------------------------------------------------------------
Less distributions from:
   Net investment income ..........................         (0.26)            --             --             --          (0.05)
   Tax return of capital ..........................            --             --             --          (0.03)            --
                                                      -------------------------------------------------------------------------
Total distributions ...............................         (0.26)            --             --          (0.03)         (0.05)
                                                      -------------------------------------------------------------------------
Redemption fees ...................................            --(c)          --(c)          --             --             --
                                                      -------------------------------------------------------------------------
Net asset value, end of year ......................   $     39.41    $     34.37    $     28.19    $     22.15    $     22.49
                                                      =========================================================================

Total return(b) ...................................         15.46%         21.92%         27.27%         (1.41)%         8.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $   486,563    $   296,000    $   200,181    $   140,202    $    95,029
Ratios to average net assets:
   Expenses .......................................          1.29%          1.35%          1.44%          1.37%          1.36%
   Net investment income (loss) ...................          0.39%          0.95%         (0.07)%         0.09%          0.37%
Portfolio turnover rate ...........................         12.73%         17.38%         14.14%         12.74%         43.33%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.


82 | See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN SMALL CAP VALUE FUND (CONTINUED)

                                                      ---------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
CLASS B                                                      2005           2004           2003           2002           2001
                                                      ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $     33.20    $     27.41    $     21.67    $     22.13    $     20.61
                                                      ---------------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)(a) ................         (0.09)          0.09          (0.17)         (0.14)         (0.07)
   Net realized and unrealized gains (losses) .....          4.97           5.70           5.91          (0.32)          1.59
                                                      ---------------------------------------------------------------------------
Total from investment operations ..................          4.88           5.79           5.74          (0.46)          1.52
                                                      ---------------------------------------------------------------------------
Less distributions from net investment income .....         (0.08)            --             --             --             --(d)
                                                      ---------------------------------------------------------------------------
Redemption fees ...................................            --(c)          --(c)          --             --             --
                                                      ---------------------------------------------------------------------------
Net asset value, end of year ......................   $     38.00    $     33.20    $     27.41    $     21.67    $     22.13
                                                      ===========================================================================

Total return(b) ...................................         14.68%         21.12%         26.49%         (2.08)%         7.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $    76,575    $    65,551    $    47,551    $    29,535    $    11,220
Ratios to average net assets:
   Expenses .......................................          1.94%          2.00%          2.09%          2.02%          2.02%
   Net investment income (loss) ...................         (0.26)%         0.30%         (0.72)%        (0.56)%        (0.32)%
Portfolio turnover rate ...........................         12.73%         17.38%         14.14%         12.74%         43.33%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   The Fund made a dividend distribution of $0.002.


                         Annual Report | See notes to financial statements. | 83

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN SMALL CAP VALUE FUND (CONTINUED)

                                                      --------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
CLASS C                                                      2005           2004           2003           2002           2001
                                                      --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $     32.86    $     27.13    $     21.46    $     21.90    $     20.40
                                                      --------------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)(a) ................         (0.09)          0.08          (0.17)         (0.13)         (0.07)
   Net realized and unrealized gains (losses) .....          4.92           5.65           5.84          (0.31)          1.57
                                                      --------------------------------------------------------------------------
Total from investment operations ..................          4.83           5.73           5.67          (0.44)          1.50
                                                      --------------------------------------------------------------------------
Less distributions from net investment income .....         (0.06)            --             --             --             --
                                                      --------------------------------------------------------------------------
Redemption fees ...................................            --(c)          --(c)          --             --             --
                                                      --------------------------------------------------------------------------
Net asset value, end of year ......................   $     37.63    $     32.86    $     27.13    $     21.46    $     21.90
                                                      ==========================================================================

Total return(b) ...................................         14.69%         21.12%         26.42%         (2.01)%         7.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $   186,490    $   136,805    $   109,353    $    81,186    $    51,313
Ratios to average net assets:
   Expenses .......................................          1.94%          2.00%          2.10%          1.99%          2.01%
   Net investment income (loss) ...................         (0.26)%         0.30%         (0.73)%        (0.53)%        (0.29)%
Portfolio turnover rate ...........................         12.73%         17.38%         14.14%         12.74%         43.33%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.


84 | See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN SMALL CAP VALUE FUND (CONTINUED)

                                                                     --------------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
CLASS R                                                                     2005           2004           2003        2002(d)
                                                                     --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................    $     34.24    $     28.13    $     22.14    $     23.34
                                                                     --------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)(a) ..............................           0.09           0.31          (0.07)         (0.04)
   Net realized and unrealized gains (losses) ...................           5.14           5.80           6.06          (1.16)
                                                                     --------------------------------------------------------------
Total from investment operations ................................           5.23           6.11           5.99          (1.20)
                                                                     --------------------------------------------------------------
Less distributions from net investment income ...................          (0.25)            --             --             --
                                                                     --------------------------------------------------------------
Redemption fees .................................................             --(c)          --(c)          --             --
                                                                     --------------------------------------------------------------
Net asset value, end of year ....................................    $     39.22    $     34.24    $     28.13    $     22.14
                                                                     ==============================================================

Total return(b) .................................................          15.24%         21.72%         27.06%         (5.14)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................    $    31,550    $    24,951    $     6,914    $     1,097
Ratios to average net assets:
   Expenses .....................................................           1.44%          1.50%          1.59%          1.52%(e)
   Net investment income (loss) .................................           0.24%          0.80%         (0.22)%        (0.06)%(e)
Portfolio turnover rate .........................................          12.73%         17.38%         14.14%         12.74%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   For the period August 1, 2002 (effective date) to October 31, 2002.

(e)   Annualized.


                         Annual Report | See notes to financial statements. | 85

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN SMALL CAP VALUE FUND (CONTINUED)

                                                      -------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                2005           2004           2003           2002           2001
                                                      -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $     35.21    $     28.78    $     22.53    $     22.82    $     21.13
                                                      -------------------------------------------------------------------------
Income from investment operations:
   Net investment income(a) .......................          0.29           0.44           0.07           0.10           0.17
   Net realized and unrealized gains (losses) .....          5.28           5.99           6.18          (0.34)          1.62
                                                      -------------------------------------------------------------------------
Total from investment operations ..................          5.57           6.43           6.25          (0.24)          1.79
                                                      -------------------------------------------------------------------------
Less distributions from:
   Net investment income ..........................         (0.36)            --             --             --          (0.10)
   Tax return of capital ..........................            --             --             --          (0.05)            --
                                                      -------------------------------------------------------------------------
Total distributions ...............................         (0.36)            --             --          (0.05)         (0.10)
                                                      -------------------------------------------------------------------------
Redemption fees ...................................            --(b)          --(b)          --             --             --
                                                      -------------------------------------------------------------------------
Net asset value, end of year ......................   $     40.42    $     35.21    $     28.78    $     22.53    $     22.82
                                                      =========================================================================

Total return ......................................         15.84%         22.34%         27.74%         (1.07)%         8.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $    37,852    $    26,701    $    13,089    $     9,586    $     4,622
Ratios to average net assets:
   Expenses .......................................          0.94%          1.00%          1.09%          1.02%          1.02%
   Net investment income ..........................          0.74%          1.30%          0.28%          0.44%          0.70%
Portfolio turnover rate ...........................         12.73%         17.38%         14.14%         12.74%         43.33%

(a)   Based on average daily shares outstanding.

(b)   Amount is less than $0.01 per share.


86 | See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005

--------------------------------------------------------------------------------------------------------------
       FRANKLIN SMALL CAP VALUE FUND                               COUNTRY           SHARES         VALUE
--------------------------------------------------------------------------------------------------------------
       COMMON STOCKS 91.7%
       COMMERCIAL SERVICES 0.2%
       ABM Industries Inc. .................................    United States         90,000    $    1,780,200
                                                                                                --------------
       CONSUMER DURABLES 8.2%
       Bassett Furniture Industries Inc. ...................    United States        135,000         2,527,200
       Briggs & Stratton Corp. .............................    United States        340,000        10,873,200
       D.R. Horton Inc. ....................................    United States         75,000         2,301,750
       Ethan Allen Interiors Inc. ..........................    United States        241,000         8,150,620
       Hooker Furniture Corp. ..............................    United States        271,500         3,923,175
   (a) La-Z-Boy Inc. .......................................    United States        588,500         6,967,840
       M/I Homes Inc. ......................................    United States        145,200         6,519,480
       Monaco Coach Corp. ..................................    United States        555,000         6,809,850
       Russ Berrie & Co. Inc. ..............................    United States        390,200         5,263,798
       Thor Industries Inc. ................................    United States        418,500        13,655,655
                                                                                                --------------
                                                                                                    66,992,568
                                                                                                --------------
       CONSUMER NON-DURABLES 3.5%
       Alliance One International Inc. .....................    United States        387,000           963,630
       Brown Shoe Co. Inc. .................................    United States        260,000         8,442,200
       Lancaster Colony Corp. ..............................    United States         60,000         2,405,400
   (b) NBTY Inc. ...........................................    United States        416,100         8,326,161
       Russell Corp. .......................................    United States        278,200         3,764,046
   (b) Timberland Co., A ...................................    United States        181,000         5,095,150
                                                                                                --------------
                                                                                                    28,996,587
                                                                                                --------------
       CONSUMER SERVICES 2.4%
   (b) Aztar Corp. .........................................    United States        283,300         8,518,831
       Intrawest Corp. .....................................        Canada           245,000         5,960,850
   (b) La Quinta Corp. .....................................    United States        645,000         5,385,750
                                                                                                --------------
                                                                                                    19,865,431
                                                                                                --------------
       DISTRIBUTION SERVICES 1.1%
       Hughes Supply Inc. ..................................    United States        270,000         9,031,500
                                                                                                --------------
       ELECTRONIC TECHNOLOGY 3.0%
   (b) Avocent Corp. .......................................    United States        269,900         8,275,134
       Cohu Inc. ...........................................    United States        275,000         6,369,000
       Diebold Inc. ........................................    United States         95,000         3,433,300
 (a,b) OmniVision Technologies Inc. ........................    United States        502,500         6,477,225
                                                                                                --------------
                                                                                                    24,554,659
                                                                                                --------------
       ENERGY MINERALS 5.4%
       Arch Coal Inc. ......................................    United States        160,300        12,354,321
       Consol Energy Inc. ..................................    United States        164,600        10,024,140
       Peabody Energy Corp. ................................    United States        221,100        17,281,176
       Pioneer Natural Resources Co. .......................    United States         90,000         4,504,500
                                                                                                --------------
                                                                                                    44,164,137
                                                                                                --------------


                                                              Annual Report | 87

FRANKLIN VALUE INVESTORS TRUST

--------------------------------------------------------------------------------------------------------------
       FRANKLIN SMALL CAP VALUE FUND                               COUNTRY           SHARES          VALUE
--------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       FINANCE/RENTAL/LEASING 0.6%
   (b) Dollar Thrifty Automotive Group Inc. ................    United States        140,000    $    5,278,000
                                                                                                --------------
       FINANCIAL CONGLOMERATES 0.1%
       National Financial Partners Corp. ...................    United States         13,600           615,128
                                                                                                --------------
       HEALTH SERVICES 1.1%
       Pharmaceutical Product Development Inc. .............    United States        156,400         8,988,308
                                                                                                --------------
       HEALTH TECHNOLOGY 1.8%
   (b) Adams Respiratory Therapeutics Inc. .................    United States         12,600           471,240
       STERIS Corp. ........................................    United States        401,600         9,160,496
       West Pharmaceutical Services Inc. ...................    United States        226,700         5,436,266
                                                                                                --------------
                                                                                                    15,068,002
                                                                                                --------------
       INDUSTRIAL SERVICES 5.4%
   (b) Atwood Oceanics Inc. ................................    United States         52,500         3,697,050
   (b) EMCOR Group Inc. ....................................    United States         93,000         5,673,000
       ENSCO International Inc. ............................    United States         69,000         3,145,710
   (b) Global Industries Ltd. ..............................    United States        353,000         4,486,630
   (b) Lone Star Technologies Inc. .........................    United States        200,000         9,150,000
   (b) Offshore Logistics Inc. .............................    United States        112,900         3,838,600
   (b) Oil States International Inc. .......................    United States        200,000         6,620,000
       Rowan Cos. Inc. .....................................    United States        235,800         7,779,042
                                                                                                --------------
                                                                                                    44,390,032
                                                                                                --------------
       INSURANCE BROKERS/SERVICES 0.8%
       Arthur J. Gallagher & Co. ...........................    United States        215,000         6,325,300
                                                                                                --------------
       LIFE/HEALTH INSURANCE 2.0%
       American National Insurance Co. .....................    United States         56,800         6,698,424
       Presidential Life Corp. .............................    United States         89,100         1,685,772
       Protective Life Corp. ...............................    United States         82,500         3,616,800
       StanCorp Financial Group Inc. .......................    United States         45,000         4,144,500
                                                                                                --------------
                                                                                                    16,145,496
                                                                                                --------------
       NON-ENERGY MINERALS 3.6%
       Reliance Steel & Aluminum Co. .......................    United States        230,600        13,148,812
       Steel Dynamics Inc. .................................    United States        384,300        11,901,771
       United States Steel Corp. ...........................    United States        114,400         4,179,032
                                                                                                --------------
                                                                                                    29,229,615
                                                                                                --------------
       PROCESS INDUSTRIES 9.6%
       Airgas Inc. .........................................    United States        295,600         8,356,612
       AptarGroup Inc. .....................................    United States        131,000         6,705,890
       Bunge Ltd. ..........................................    United States        203,000        10,543,820
       Cabot Corp. .........................................    United States        283,200         9,659,952
       Glatfelter. .........................................    United States        508,400         6,909,156
   (b) Mercer International Inc. ...........................       Germany           465,000         3,627,000


88 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

--------------------------------------------------------------------------------------------------------------
       FRANKLIN SMALL CAP VALUE FUND                               COUNTRY           SHARES          VALUE
--------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       PROCESS INDUSTRIES (CONT.)
       Mine Safety Appliances Co. ..........................    United States        319,400    $   13,379,666
       RPM International Inc. ..............................    United States        580,000        10,799,600
       Westlake Chemical Corp. .............................    United States        299,700         8,721,270
                                                                                                --------------
                                                                                                    78,702,966
                                                                                                --------------
       PRODUCER MANUFACTURING 19.5%
       A.O. Smith Corp. ....................................    United States        115,500         3,739,890
       American Woodmark Corp. .............................    United States         84,300         2,610,771
       Apogee Enterprises Inc. .............................    United States        375,000         6,142,500
       Baldor Electric Co. .................................    United States            500            12,150
       Carlisle Cos. Inc. ..................................    United States         77,800         5,188,482
       CIRCOR International Inc. ...........................    United States        250,000         7,042,500
       CNH Global NV .......................................     Netherlands         174,000         3,246,840
   (b) Genlyte Group Inc. ..................................    United States        120,000         6,116,400
       Gibraltar Industries Inc. ...........................    United States        319,100         6,461,775
       Graco Inc. ..........................................    United States        395,300        13,546,931
       JLG Industries Inc. .................................    United States        178,000         6,828,080
       Kennametal Inc. .....................................    United States        215,000        10,988,650
   (b) Mettler-Toledo International Inc. ...................     Switzerland         165,000         8,514,000
       Mueller Industries Inc. .............................    United States        391,000        10,768,140
       Nordson Corp. .......................................    United States         69,400         2,579,598
   (b) Powell Industries Inc. ..............................    United States        107,900         2,262,663
       Roper Industries Inc. ...............................    United States        300,000        11,310,000
       Superior Industries International Inc. ..............    United States        282,000         5,738,700
       Teleflex Inc. .......................................    United States        125,000         8,273,750
       Timken Co. ..........................................    United States         69,600         1,973,856
       Wabash National Corp. ...............................    United States        646,000        11,892,860
       Watts Water Technologies Inc., A ....................    United States        204,300         5,671,368
       York International Corp. ............................    United States        332,000        18,628,520
                                                                                                --------------
                                                                                                   159,538,424
                                                                                                --------------
       PROPERTY-CASUALTY INSURANCE 5.2%
       Aspen Insurance Holdings Ltd. .......................    United States        490,000        11,853,100
       Harleysville Group Inc. .............................    United States         25,000           607,500
       IPC Holdings Ltd. ...................................    United States        425,200        11,195,516
       Montpelier Re Holdings Ltd. .........................       Bermuda           526,500        10,582,650
       RLI Corp. ...........................................    United States        162,100         8,712,875
                                                                                                --------------
                                                                                                    42,951,641
                                                                                                --------------
       REAL ESTATE INVESTMENT TRUSTS 0.8%
       Arbor Realty Trust Inc. .............................    United States        253,500         6,682,260
                                                                                                --------------
       REGIONAL BANKS 0.8%
       Chemical Financial Corp. ............................    United States          3,255           104,778
       Hancock Holding Co. .................................    United States         22,000           784,740
       Peoples Bancorp Inc. ................................    United States        194,700         5,595,678
                                                                                                --------------
                                                                                                     6,485,196
                                                                                                --------------


                                                              Annual Report | 89

FRANKLIN VALUE INVESTORS TRUST

--------------------------------------------------------------------------------------------------------------
       FRANKLIN SMALL CAP VALUE FUND                               COUNTRY           SHARES          VALUE
--------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       RETAIL TRADE 8.8%
       American Eagle Outfitters Inc. ......................    United States         60,000    $    1,413,000
       Casey's General Stores Inc. .........................    United States        266,805         5,757,652
       Christopher & Banks Corp. ...........................    United States        365,000         4,880,050
       Dillard's Inc., A ...................................    United States        227,000         4,701,170
   (b) Gymboree Corp. ......................................    United States        440,000         7,788,000
   (b) Hot Topic Inc. ......................................    United States        574,300         8,551,327
   (b) Linens 'n Things Inc. ...............................    United States        240,000         6,033,600
   (b) The Men's Wearhouse Inc. ............................    United States        168,000         4,149,600
       Pier 1 Imports Inc. .................................    United States        523,500         5,402,520
       Regis Corp. .........................................    United States        337,500        12,946,500
   (b) West Marine Inc. ....................................    United States        652,000         8,847,640
   (b) Zale Corp. ..........................................    United States         46,200         1,294,986
                                                                                                --------------
                                                                                                    71,766,045
                                                                                                --------------
       SAVINGS BANKS 0.4%
       First Indiana Corp. .................................    United States         95,000         3,321,200
                                                                                                --------------
       SPECIALTY INSURANCE 0.3%
       The PMI Group Inc. ..................................    United States         60,000         2,392,800
                                                                                                --------------
       TECHNOLOGY SERVICES 0.9%
       Reynolds & Reynolds Co., A ..........................    United States        279,600         7,420,584
                                                                                                --------------
       TRANSPORTATION 5.3%
   (b) Genesee & Wyoming Inc. ..............................    United States        179,300         5,746,565
   (b) Kansas City Southern ................................    United States        272,400         6,036,384
       OMI Corp. ...........................................    United States        227,100         4,105,968
       Overseas Shipholding Group Inc. .....................    United States         92,900         4,422,040
       SkyWest Inc. ........................................    United States        393,500        11,533,485
       Teekay Shipping Corp. ...............................       Bahamas           189,000         7,454,160
       Tidewater Inc. ......................................    United States         90,000         4,136,400
                                                                                                --------------
                                                                                                    43,435,002
                                                                                                --------------
       UTILITIES 0.9%
   (b) Sierra Pacific Resources ............................    United States        540,700         7,002,066
                                                                                                --------------
       TOTAL COMMON STOCKS (COST $576,701,283) .............                                       751,123,147
                                                                                                --------------


                                                                              ----------------
                                                                              PRINCIPAL AMOUNT
                                                                              ----------------
       BONDS (COST $1,300,701) 0.1%
       PRODUCER MANUFACTURING 0.1%
       Mueller Industries Inc., 6.00%, 11/01/14 ............    United States    $ 1,319,000         1,286,025
                                                                                                --------------
       TOTAL LONG TERM INVESTMENTS (COST $578,001,984) .....                                       752,409,172
                                                                                                --------------


90 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

---------------------------------------------------------------------------------------------------------------
       FRANKLIN SMALL CAP VALUE FUND                               COUNTRY          SHARES          VALUE
---------------------------------------------------------------------------------------------------------------
       SHORT TERM INVESTMENTS 9.7%
       MONEY FUND (COST $70,891,928) 8.7%
   (c) Franklin Institutional Fiduciary Trust Money Market
         Portfolio .........................................    United States     70,891,928    $   70,891,928
                                                                                                ---------------


                                                                               ----------------
                                                                               PRINCIPAL AMOUNT
                                                                               ----------------
       REPURCHASE AGREEMENTS 1.0%
 (d,e) Banc of America Securities LLC, 4.04%, 11/01/05
         (Maturity Value $2,668,299)
           Collateralized by U.S. Government Agency
             Securities, 5.00%, 6/01/35 ....................    United States    $ 2,668,000         2,668,000
 (d,e) Bear, Stearns & Co. Inc., 4.02%, 11/01/05
         (Maturity Value $2,000,223)
         Collateralized by U.S. Government Agency
           Securities, 1.875 - 8.25%, 2/15/06 - 9/11/28;
           (f)U.S. Government Agency Discount Notes,
           11/29/05 - 11/19/06 .............................    United States      2,000,000         2,000,000
 (d,e) Citigroup Global Markets Inc., 4.03%, 11/01/05
         (Maturity Value $2,000,224)
         Collateralized by U.S. Government Agency
           Securities, 1.875 - 6.625%, 5/02/06 - 5/15/29;
           (f)U.S. Government Agency Discount Notes,
           11/10/05 - 10/30/14 .............................    United States      2,000,000         2,000,000
 (d,e) Merrill Lynch Government Securities Inc., 4.05%,
         11/01/05 (Maturity Value $1,705,192)
         Collateralized by U.S. Government Agency
           Securities, 2.05 - 9.375%, 11/01/05 - 8/06/38;
           (f)U.S. Government Agency Discount Notes,
           11/01/05 - 12/11/25 .............................    United States      1,705,000         1,705,000
                                                                                                ---------------
       TOTAL REPURCHASE AGREEMENTS (COST $8,373,000) .......                                         8,373,000
                                                                                                ---------------
       TOTAL INVESTMENTS (COST $657,266,912) 101.5% ........                                       831,674,100
       OTHER ASSETS, LESS LIABILITIES (1.5)% ...............                                       (12,644,742)
                                                                                                ---------------
       NET ASSETS 100.0% ...................................                                    $  819,029,358
                                                                                                ===============

(a)   A portion or all of the security is on loan as of 10/31/05. See Note 1(e).

(b)   Non-income producing.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

(d) Investments from cash collateral received for loaned securities. See Note 1(e).

(e)   See Note 1(c) regarding repurchase agreements.

(f) A portion or all of the security is traded on a discount basis with no stated coupon rate.


                         Annual Report | See notes to financial statements. | 91

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2005

                                                                              ------------------------------------------------
                                                                                 FRANKLIN          FRANKLIN       FRANKLIN
                                                                               BALANCE SHEET       LARGE CAP      MICROCAP
                                                                              INVESTMENT FUND     VALUE FUND     VALUE FUND
                                                                              ------------------------------------------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .........................................   $ 1,891,990,948   $ 198,689,257   $ 139,478,140
      Cost - Non-controlled affiliated issuers (Note 8) ...................       157,064,516              --      81,864,657
      Cost - Sweep Money Fund (Note 7) ....................................       164,534,015      24,697,229      80,609,707
      Cost - Repurchase agreements ........................................       798,920,474              --              --
                                                                              ------------------------------------------------
      Total cost of investments ...........................................   $ 3,012,509,953   $ 223,386,486   $ 301,952,504
                                                                              ================================================
      Value - Unaffiliated issuers ........................................   $ 3,546,563,999   $ 223,776,966   $ 241,953,625
      Value - Non-controlled affiliated issuers (Note 8) ..................       219,342,482              --     121,997,608
      Value - Sweep Money Fund (Note 7) ...................................       164,534,015      24,697,229      80,609,707
      Value - Repurchase agreements .......................................       798,920,474              --              --
                                                                              ------------------------------------------------
      Total value of investments ..........................................     4,729,360,970     248,474,195     444,560,940
   Receivables:
      Investment securities sold ..........................................         3,287,821              --          27,492
      Capital shares sold .................................................         6,121,153         243,586         240,291
      Dividends and interest ..............................................         1,484,319         231,610         263,529
                                                                              ------------------------------------------------
         Total assets .....................................................     4,740,254,263     248,949,391     445,092,252
                                                                              ------------------------------------------------
Liabilities:
   Payables:
      Investment securities purchased .....................................        12,437,250              --         906,652
      Capital shares redeemed .............................................         8,478,043       2,886,401         692,528
      Affiliates ..........................................................         3,178,293         295,419         381,716
      Unaffiliated transfer agent fees ....................................         1,786,526          14,543          46,205
   Accrued expenses and other liabilities .................................           104,333          14,839          28,597
                                                                              ------------------------------------------------
         Total liabilities ................................................        25,984,445       3,211,202       2,055,698
                                                                              ------------------------------------------------
            Net assets, at value ..........................................   $ 4,714,269,818   $ 245,738,189   $ 443,036,554
                                                                              ================================================
Net assets consist of:
   Paid-in capital ........................................................   $ 2,798,680,838   $ 213,700,075   $ 265,994,355
   Undistributed net investment income ....................................        19,142,425       1,335,649       2,156,645
   Net unrealized appreciation (depreciation) .............................     1,716,851,017      25,087,709     142,608,436
   Accumulated net realized gain (loss) ...................................       179,595,538       5,614,756      32,277,118
                                                                              ------------------------------------------------
   Net assets, at value ...................................................   $ 4,714,269,818   $ 245,738,189   $ 443,036,554
                                                                              ================================================


92 | See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2005

                                                                              ------------------------------------------------
                                                                                 FRANKLIN          FRANKLIN       FRANKLIN
                                                                               BALANCE SHEET       LARGE CAP      MICROCAP
                                                                              INVESTMENT FUND     VALUE FUND     VALUE FUND
                                                                              ------------------------------------------------
CLASS A:
   Net assets, at value ...................................................   $ 4,164,516,493   $ 156,841,249   $ 443,036,554
                                                                              ================================================
   Shares outstanding .....................................................        67,538,740      10,696,219      11,612,856
                                                                              ================================================
   Net asset value per share(a) ...........................................   $         61.66   $       14.66   $       38.15
                                                                              ================================================
   Maximum offering price per share (net asset value per share / 94.25%) ..   $         65.42   $       15.55   $       40.48
                                                                              ================================================
CLASS B:
   Net assets, at value ...................................................   $   122,795,361   $  22,071,585              --
                                                                              ================================================
   Shares outstanding .....................................................         2,023,845       1,525,156              --
                                                                              ================================================
   Net asset value and maximum offering price per share(a) ................   $         60.67   $       14.47              --
                                                                              ================================================
CLASS C:
   Net assets, at value ...................................................   $   135,938,550   $  59,929,412              --
                                                                              ================================================
   Shares outstanding .....................................................         2,237,642       4,141,260              --
                                                                              ================================================
   Net asset value and maximum offering price per share(a) ................   $         60.75   $       14.47              --
                                                                              ================================================
CLASS R:
   Net assets, at value ...................................................   $    30,810,090   $   6,895,943              --
                                                                              ================================================
   Shares outstanding .....................................................           502,374         473,521              --
                                                                              ================================================
   Net asset value and maximum offering price per share(a) ................   $         61.33   $       14.56              --
                                                                              ================================================
ADVISOR CLASS:
   Net assets, at value ...................................................   $   260,209,324              --              --
                                                                              ================================================
   Shares outstanding .....................................................         4,210,125              --              --
                                                                              ================================================
   Net asset value and maximum offering price per share(a) ................   $         61.81              --              --
                                                                              ================================================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                         Annual Report | See notes to financial statements. | 93

FRANKLIN VALUE INVESTORS TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2005

                                                                                                ------------------------------
                                                                                                   FRANKLIN        FRANKLIN
                                                                                                    MIDCAP         SMALL CAP
                                                                                                  VALUE FUND      VALUE FUND
                                                                                                ------------------------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...........................................................   $  13,749,025   $ 578,001,984
      Cost - Sweep Money Fund (Note 7) ......................................................       2,101,095      70,891,928
      Cost - Repurchase agreements                                                                         --       8,373,000
                                                                                                ------------------------------
      Total cost of investments .............................................................   $  15,850,120   $ 657,266,912
                                                                                                ==============================
      Value - Unaffiliated issuers(a) .......................................................   $  13,270,164   $ 752,409,172
      Value - Sweep Money Fund (Note 7) .....................................................       2,101,095      70,891,928
      Value - Repurchase agreements .........................................................              --       8,373,000
                                                                                                ------------------------------
      Total value of investments ............................................................      15,371,259     831,674,100
   Receivables:
      Capital shares sold ...................................................................         186,662       3,412,972
      Dividends and interest ................................................................           4,069         630,477
      Affiliates ............................................................................           1,548              --
   Unamortized offering costs ...............................................................          39,781              --
                                                                                                ------------------------------
         Total assets .......................................................................      15,603,319     835,717,549
                                                                                                ------------------------------
Liabilities:
   Payables:
      Investment securities purchased .......................................................              --       5,944,323
      Capital shares redeemed ...............................................................           7,078       1,311,431
      Affiliates ............................................................................              --         934,906
      Unaffiliated transfer agent fees ......................................................             514          70,779
      Offering costs ........................................................................          45,992              --
   Payable upon return of securities loaned .................................................              --       8,373,000
   Accrued expenses and other liabilities ...................................................             980          53,752
                                                                                                ------------------------------
         Total liabilities ..................................................................          54,564      16,688,191
                                                                                                ------------------------------
            Net assets, at value ............................................................   $  15,548,755   $ 819,029,358
                                                                                                ==============================
Net assets consist of:
   Paid-in capital ..........................................................................   $  15,992,124   $ 623,652,212
   Undistributed net investment income ......................................................          35,492       1,300,470
   Net unrealized appreciation (depreciation) ...............................................        (478,861)    174,407,188
   Accumulated net realized gain (loss) .....................................................              --      19,669,488
                                                                                                ------------------------------
            Net assets, at value ............................................................   $  15,548,755   $ 819,029,358
                                                                                                ==============================

(a) The Franklin Small Cap Value Fund includes $8,292,932 of securities loaned.


94 | See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2005

                                                                                                ------------------------------
                                                                                                   FRANKLIN        FRANKLIN
                                                                                                    MIDCAP         SMALL CAP
                                                                                                  VALUE FUND      VALUE FUND
                                                                                                ------------------------------
CLASS A:
   Net assets, at value .....................................................................   $  11,804,429   $ 486,563,435
                                                                                                ==============================
   Shares outstanding .......................................................................       1,204,242      12,344,865
                                                                                                ==============================
   Net asset value per share(a) .............................................................   $        9.80   $       39.41
                                                                                                ==============================
   Maximum offering price per share (net asset value per share / 94.25%) ....................   $       10.40   $       41.81
                                                                                                ==============================
CLASS B:
   Net assets, at value .....................................................................              --   $  76,574,858
                                                                                                ==============================
   Shares outstanding .......................................................................              --       2,015,007
                                                                                                ==============================
   Net asset value and maximum offering price per share(a) .................................              --   $       38.00
                                                                                                ==============================
CLASS C:
   Net assets, at value .....................................................................   $   3,274,826   $ 186,489,608
                                                                                                ==============================
   Shares outstanding .......................................................................         334,812       4,956,119
                                                                                                ==============================
   Net asset value and maximum offering price per share(a) ..................................   $        9.78   $       37.63
                                                                                                ==============================
CLASS R:
    Net assets, at value ....................................................................   $      35,959   $  31,549,840
                                                                                                ==============================
    Shares outstanding ......................................................................           3,670         804,384
                                                                                                ==============================
    Net asset value and maximum offering price per share(a) .................................   $        9.80   $       39.22
                                                                                                ==============================
ADVISOR CLASS:
    Net assets, at value ....................................................................   $     433,541   $  37,851,617
                                                                                                ==============================
    Shares outstanding ......................................................................          44,185         936,531
                                                                                                ==============================
    Net asset value and maximum offering price per share(a) .................................   $        9.81   $       40.42
                                                                                                ==============================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                         Annual Report | See notes to financial statements. | 95

FRANKLIN VALUE INVESTORS TRUST

STATEMENTS OF OPERATIONS
for the year ended October 31, 2005

                                                                              ------------------------------------------------
                                                                                 FRANKLIN          FRANKLIN        FRANKLIN
                                                                               BALANCE SHEET      LARGE CAP        MICROCAP
                                                                              INVESTMENT FUND     VALUE FUND      VALUE FUND
                                                                              ------------------------------------------------
Investment income:
   Dividends:
      Unaffiliated issuers ................................................   $    38,450,969   $   4,626,697   $   3,362,150
      Non-controlled affiliated issuers (Note 8) ..........................         3,071,374              --         571,265
      Sweep Money Fund (Note 7) ...........................................         4,358,605         838,196       2,392,504
   Interest ...............................................................        21,718,325              --         597,953
   Income from securities loaned - net ....................................           136,537              --          97,969
   Other income (Note 9) ..................................................           137,383             226           2,361
                                                                              ------------------------------------------------
         Total investment income ..........................................        67,873,193       5,465,119       7,024,202
                                                                              ------------------------------------------------
Expenses:
   Management fees (Note 3a) ..............................................        20,273,520       1,241,015       2,999,822
   Administrative fees (Note 3b) ..........................................                --         494,581              --
   Distribution fees: (Note 3c)
      Class A .............................................................        10,028,778         547,158       1,021,155
      Class B .............................................................         1,231,276         232,910              --
      Class C .............................................................         1,369,357         624,909              --
      Class R .............................................................           123,923          26,003              --
   Transfer agent fees (Note 3e) ..........................................         9,522,219         448,839         692,249
   Custodian fees (Note 4) ................................................            89,777           4,191           7,180
   Reports to shareholders ................................................           278,750          49,910          71,419
   Registration and filing fees ...........................................           161,686          57,372          33,760
   Professional fees ......................................................           134,344          24,618          34,036
   Trustees' fees and expenses ............................................           192,366          10,390          19,116
   Other ..................................................................           116,067           6,008          12,800
                                                                              ------------------------------------------------
         Total expenses ...................................................        43,522,063       3,767,904       4,891,537
         Expense reductions (Note 4) ......................................            (8,168)            (31)         (1,484)
                                                                              ------------------------------------------------
            Net expenses ..................................................        43,513,895       3,767,873       4,890,053
                                                                              ------------------------------------------------
               Net investment income ......................................        24,359,298       1,697,246       2,134,149
                                                                              ------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments
       Unaffiliated Issuers ...............................................       175,571,144       5,615,212      26,206,125
       Non-controlled affiliated issuers (Note 8) .........................         2,727,088              --       6,182,863
      Realized gain distributions from closed-end funds ...................         1,966,252              --              --
      Foreign currency transactions .......................................            (2,877)             --          24,501
                                                                              ------------------------------------------------
               Net realized gain (loss) ...................................       180,261,607       5,615,212      32,413,489
Net change in unrealized appreciation (depreciation) on investments .......       483,173,141       3,725,806      32,420,196
                                                                              ------------------------------------------------
Net realized and unrealized gain (loss) ...................................       663,434,748       9,341,018      64,833,685
                                                                              ------------------------------------------------
Net increase (decrease) in net assets resulting from operations ...........   $   687,794,046   $  11,038,264   $  66,967,834
                                                                              ================================================


96 | See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended October 31, 2005

                                                                                                -------------------------------
                                                                                                   FRANKLIN        FRANKLIN
                                                                                                    MIDCAP        SMALL CAP
                                                                                                VALUE FUND(a)     VALUE FUND
                                                                                                -------------------------------
Investment income:
   Dividends:
      Unaffiliated issuers ..................................................................   $      36,939   $   9,797,051
      Sweep Money Fund (Note 7) .............................................................          16,300       2,105,750
   Interest .................................................................................           3,385          80,832
   Income from securities loaned - net ......................................................              --          14,433
   Other income (Note 9) ....................................................................              --          22,772
                                                                                                -------------------------------
         Total investment income ............................................................          56,624      12,020,838
                                                                                                -------------------------------

Expenses:
   Management fees (Note 3a) ................................................................          21,993       4,808,360
   Administrative fees (Note 3b) ............................................................           6,322              --
   Distribution fees: (Note 3c)
      Class A ...............................................................................           8,409       1,410,243
      Class B ...............................................................................              --         761,204
      Class C ...............................................................................           6,641       1,687,942
      Class R ...............................................................................              24         166,195
   Transfer agent fees (Note 3e) ............................................................           5,937       1,511,675
   Custodian fees (Note 4) ..................................................................              93          13,257
   Reports to shareholders ..................................................................             977         166,491
   Registration and filing fees .............................................................             800         113,923
   Professional fees ........................................................................          14,277          31,438
   Trustees' fees and expenses ..............................................................              --          28,359
   Amortization of offering costs ...........................................................          20,219              --
   Other ....................................................................................             460          20,209
                                                                                                -------------------------------
         Total expenses .....................................................................          86,152      10,719,296
         Expense reductions (Note 4) ........................................................              --            (677)
         Expenses waived/paid by affiliate (Note 3f) ........................................         (37,397)             --
                                                                                                -------------------------------
            Net expenses ....................................................................          48,755      10,718,619
                                                                                                -------------------------------
               Net investment income ........................................................           7,869       1,302,219
                                                                                                -------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...........................................................................              --      37,439,407
      Foreign currency transactions .........................................................              --            (729)
                                                                                                -------------------------------
               Net realized gain (loss) .....................................................              --      37,438,678
   Net change in unrealized appreciation (depreciation) on investments ......................        (478,861)     50,464,536
                                                                                                -------------------------------
Net realized and unrealized gain (loss) .....................................................        (478,861)     87,903,214
                                                                                                -------------------------------
Net increase (decrease) in net assets resulting from operations .............................   $    (470,992)  $  89,205,433
                                                                                                ===============================

(a) For period July 1, 2005 (commencement of operations) to October 31, 2005.


                         Annual Report | See notes to financial statements. | 97

FRANKLIN VALUE INVESTORS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                               --------------------------------------------------------------------
                                                                    FRANKLIN BALANCE SHEET              FRANKLIN LARGE CAP
                                                                        INVESTMENT FUND                     VALUE FUND
                                                               --------------------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,            YEAR ENDED OCTOBER 31,
                                                                     2005             2004             2005             2004
                                                               --------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .................................  $    24,359,298  $    22,594,816  $     1,697,246  $       545,598
      Net realized gain (loss) from investments and
         foreign currency transactions ......................      180,261,607       77,983,751        5,615,212        3,291,722
      Net change in unrealized appreciation (depreciation)
         on investments .....................................      483,173,141      557,660,760        3,725,806       13,829,912
                                                               --------------------------------------------------------------------
            Net increase (decrease) in net assets resulting
               from operations ..............................      687,794,046      658,239,327       11,038,264       17,667,232
                                                               --------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ............................................      (30,398,708)     (11,216,618)        (758,969)        (277,348)
         Class B ............................................          (35,432)              --           (3,897)          (7,125)
         Class R ............................................         (114,469)         (27,350)         (16,268)         (11,953)
         Advisor Class ......................................         (259,441)        (129,682)              --               --
      Net realized gains:
         Class A ............................................      (64,294,761)     (20,640,023)        (283,898)              --
         Class B ............................................       (1,960,902)        (706,655)         (48,227)              --
         Class C ............................................       (2,195,578)        (856,169)        (128,769)              --
         Class R ............................................         (345,811)         (93,365)          (7,633)              --
         Advisor Class ......................................         (437,910)        (149,902)              --               --
                                                               --------------------------------------------------------------------
   Total distributions to shareholders ......................     (100,043,012)     (33,819,764)      (1,247,661)        (296,426)
                                                               --------------------------------------------------------------------
   Capital share transactions: (Note 2)
      Class A ...............................................      (95,100,775)     107,201,300       23,525,176       57,502,173
      Class B ...............................................       (8,167,736)      (7,298,747)        (701,684)       9,156,057
      Class C ...............................................      (11,420,870)     (19,964,837)        (639,229)      20,240,863
      Class R ...............................................        6,732,590        4,827,099        3,318,815        2,285,591
      Advisor Class .........................................      225,886,377          352,508               --               --
                                                               --------------------------------------------------------------------
   Total capital share transactions .........................      117,929,586       85,117,323       25,503,078       89,184,684
                                                               --------------------------------------------------------------------
Redemption fees .............................................           10,736              290            4,601            1,191
                                                               --------------------------------------------------------------------
            Net increase (decrease) in net assets ...........      705,691,356      709,537,176       35,298,282      106,556,681
Net assets:
      Beginning of year .....................................    4,008,578,462    3,299,041,286      210,439,907      103,883,226
                                                               --------------------------------------------------------------------
      End of year ...........................................  $ 4,714,269,818  $ 4,008,578,462  $   245,738,189  $   210,439,907
                                                               ====================================================================
Undistributed net investment income included in
   net assets:
      End of year ...........................................  $    19,142,425  $    16,844,407  $     1,335,649  $       417,537
                                                               ====================================================================


98 | See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                -----------------------------------------------------
                                                                          FRANKLIN                    FRANKLIN
                                                                     MICROCAP VALUE FUND          MIDCAP VALUE FUND
                                                                -----------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,            YEAR ENDED
                                                                     2005           2004        OCTOBER 31, 2005(a)
                                                                -----------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .................................   $   2,134,149   $     553,126   $             7,869
      Net realized gain (loss) from investments and foreign
         currency transactions ..............................      32,413,489      21,456,026                    --
      Net change in unrealized appreciation (depreciation)
         on investments .....................................      32,420,196      32,272,169              (478,861)
                                                                -----------------------------------------------------
            Net increase (decrease) in net assets resulting
               from operations ..............................      66,967,834      54,281,321              (470,992)
                                                                -----------------------------------------------------
   Distributions to shareholders from:
      Net investment income: Class A ........................        (555,267)             --                    --
      Net realized gains: Class A ...........................     (21,457,599)     (7,051,025)                   --
                                                                -----------------------------------------------------
   Total distributions to shareholders ......................     (22,012,866)     (7,051,025)                   --
                                                                -----------------------------------------------------
   Capital share transactions: (Note 2)
      Class A ...............................................     (20,384,451)     60,238,672            12,137,709
      Class C ...............................................              --              --             3,394,984
      Class R ...............................................              --              --                35,904
      Advisor Class .........................................              --              --               450,463
                                                                -----------------------------------------------------
   Total capital share transactions .........................     (20,384,451)     60,238,672            16,019,060
                                                                -----------------------------------------------------

Redemption fees .............................................           2,332               3                   687
                                                                -----------------------------------------------------
            Net increase (decrease) in net assets ...........      24,572,849     107,468,971            15,548,755
Net assets:
   Beginning of year ........................................     418,463,705     310,994,734                    --
                                                                -----------------------------------------------------
   End of year ..............................................   $ 443,036,554   $ 418,463,705   $        15,548,755
                                                                =====================================================
Undistributed net investment income included in net assets:
   End of year ..............................................   $   2,156,645   $     553,261   $            35,492
                                                                =====================================================

(a)   For the period July 1, 2005 (commencement of operations) to October 31,
      2005.


                         Annual Report | See notes to financial statements. | 99

FRANKLIN VALUE INVESTORS TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                      ------------------------------
                                                                                                 FRANKLIN
                                                                                           SMALL CAP VALUE FUND
                                                                                      ------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                                                           2005           2004
                                                                                      ------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................................................  $   1,302,219   $   3,255,123
      Net realized gain (loss) from investments and foreign currency transactions ..     37,438,678      12,991,831
      Net change in unrealized appreciation (depreciation) on investments ..........     50,464,536      72,409,583
                                                                                      ------------------------------
            Net increase (decrease) in net assets resulting from operations ........     89,205,433      88,656,537
                                                                                      ------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................................................     (2,351,320)             --
         Class B ...................................................................       (163,617)             --
         Class C ...................................................................       (274,385)             --
         Class R ...................................................................       (186,528)             --
         Advisor Class .............................................................       (280,803)             --
                                                                                      ------------------------------
   Total distributions to shareholders .............................................     (3,256,653)             --
                                                                                      ------------------------------
   Capital share transactions: (Note 2)
         Class A ...................................................................    143,154,563      48,360,444
         Class B ...................................................................      1,336,098       7,324,786
         Class C ...................................................................     28,919,792       3,797,776
         Class R ...................................................................      2,795,976      14,979,225
         Advisor Class .............................................................      6,856,053       9,797,497
                                                                                      ------------------------------
   Total capital share transactions ................................................    183,062,482      84,259,728
                                                                                      ------------------------------
   Redemption fees .................................................................         11,407           1,374
                                                                                      ------------------------------
            Net increase (decrease) in net assets ..................................    269,022,669     172,917,639
Net assets:
   Beginning of year ...............................................................    550,006,689     377,089,050
                                                                                      ------------------------------
   End of year .....................................................................  $ 819,029,358   $ 550,006,689
                                                                                      ==============================
Undistributed net investment income included in net assets:
   End of year .....................................................................  $   1,300,470   $   3,255,633
                                                                                      ==============================


100 | See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of five separate series (the Funds). All Funds are non-diversified except Franklin Large Cap Value Fund.

Effective July 1, 2005, the Trust began offering shares of the Franklin MidCap Value Fund.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.


                                                             Annual Report | 101

FRANKLIN VALUE INVESTORS TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. The Funds may also enter into repurchase agreements. Repurchase agreements are accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At October 31, 2005, all repurchase agreements held by the Funds had been entered into on that date.

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


102 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITIES LENDING

The Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund and the Franklin Small Cap Value Fund loan securities to certain brokers through a securities lending agent for which they received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Funds receive interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

At October 31, 2005 the Franklin Balance Sheet Investment Fund and the Franklin MicroCap Value Fund had no securities on loan.

F. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


                                                             Annual Report | 103

FRANKLIN VALUE INVESTORS TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short-term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Effective November 1, 2005, the Franklin Large Cap Value Fund and the Franklin MicroCap Value Fund began offering Advisor Class shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

-------------------------------------------------------------------------------------------------
                    CLASS A, CLASS B,    CLASS A, CLASS C,         CLASS A, CLASS B, CLASS C,
CLASS A             CLASS C & CLASS R    CLASS R & ADVISOR CLASS   CLASS R & ADVISOR CLASS
-------------------------------------------------------------------------------------------------
Franklin MicroCap   Franklin Large Cap   Franklin MidCap           Franklin Balance Sheet
 Value Fund          Value Fund           Value Fund                Investment Fund
                                                                   Franklin Small Cap Value Fund


104 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

At October 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                     --------------------------------------------------------------
                                          FRANKLIN BALANCE              FRANKLIN LARGE CAP
                                        SHEET INVESTMENT FUND               VALUE FUND
                                     --------------------------------------------------------------
                                       SHARES          AMOUNT          SHARES         AMOUNT
                                     --------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2005
  Shares sold ....................    20,387,291   $ 1,195,979,456    4,618,633   $    67,248,977
  Shares issued in reinvestment
    of distributions .............     1,484,887        86,004,645       61,568           904,432
  Shares redeemed ................   (23,218,527)   (1,377,084,876)  (3,064,788)      (44,628,233)
                                     --------------------------------------------------------------
  Net increase (decrease) ........    (1,346,349)  $   (95,100,775)   1,615,413   $    23,525,176
                                     ==============================================================
Year ended October 31, 2004
  Shares sold ....................    22,398,748   $ 1,111,639,999    5,608,036   $    75,526,212
  Shares issued in reinvestment
    of distributions .............       633,148        29,099,486       18,852           239,983
  Shares redeemed ................   (20,821,627)   (1,033,538,185)  (1,352,582)      (18,264,022)
                                     --------------------------------------------------------------
  Net increase (decrease) ........     2,210,269   $   107,201,300    4,274,306   $    57,502,173
                                     ==============================================================
CLASS B SHARES:
Year ended October 31, 2005
  Shares sold ....................        50,086   $     2,872,084      257,282   $     3,705,185
  Shares issued in reinvestment
    of distributions .............        32,330         1,854,779        3,163            46,124
  Shares redeemed ................      (221,047)      (12,894,599)    (309,004)       (4,452,993)
                                     --------------------------------------------------------------
  Net increase (decrease) ........      (138,631)  $    (8,167,736)     (48,559)  $      (701,684)
                                     ==============================================================
Year ended October 31, 2004
  Shares sold ....................        95,392   $     4,656,339      899,302   $    11,973,411
  Shares issued in reinvestment
    of distributions .............        14,458           658,813          471             5,954
  Shares redeemed ................      (257,470)      (12,613,899)    (210,293)       (2,823,308)
                                     --------------------------------------------------------------
  Net increase (decrease) ........      (147,620)  $    (7,298,747)     689,480   $     9,156,057
                                     ==============================================================
CLASS C SHARES:
Year ended October 31, 2005
  Shares sold ....................       121,812   $     7,049,019    1,135,106   $    16,358,626
  Shares issued in reinvestment
    of distributions .............        34,963         2,008,638        7,899           115,170
  Shares redeemed ................      (352,369)      (20,478,527)  (1,188,216)      (17,113,025)
                                     --------------------------------------------------------------
  Net increase (decrease) ........      (195,594)  $   (11,420,870)     (45,211)  $      (639,229)
                                     ==============================================================
Year ended October 31, 2004
  Shares sold ....................       136,094   $     6,638,356    2,349,647   $    31,189,672
  Shares issued in reinvestment
    of distributions .............        17,212           785,232           --                --
  Shares redeemed ................      (562,212)      (27,388,425)    (817,613)      (10,948,809)
                                     --------------------------------------------------------------
  Net increase (decrease) ........      (408,906)  $   (19,964,837)   1,532,034   $    20,240,863
                                     ==============================================================


                                                             Annual Report | 105

FRANKLIN VALUE INVESTORS TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                     --------------------------------------------------------------
                                          FRANKLIN BALANCE              FRANKLIN LARGE CAP
                                        SHEET INVESTMENT FUND               VALUE FUND
                                     --------------------------------------------------------------
                                       SHARES          AMOUNT          SHARES         AMOUNT
                                     --------------------------------------------------------------
CLASS R SHARES:
Year ended October 31, 2005
  Shares sold ....................       236,030   $    14,082,484      294,019   $     4,264,897
  Shares issued in reinvestment
    of distributions .............         7,972           460,280        1,635            23,900
  Shares redeemed ................      (133,125)       (7,810,174)     (67,218)         (969,982)
                                     --------------------------------------------------------------
  Net increase (decrease) ........       110,877   $     6,732,590      228,436   $     3,318,815
                                     ==============================================================
Year ended October 31, 2004
  Shares sold ....................       176,873   $     8,783,324      256,816   $     3,332,363
  Shares issued in reinvestment
    of distributions .............         2,632           120,714          944            11,953
  Shares redeemed ................       (82,421)       (4,076,939)     (79,611)       (1,058,725)
                                     ==============================================================
  Net increase (decrease) ........       97,084$         4,827,099      178,149   $     2,285,591
                                     ==============================================================
ADVISOR CLASS SHARES:
Year ended October 31, 2005
  Shares sold ....................     4,770,213   $   290,077,672
  Shares issued in reinvestment
    of distributions .............         9,305           539,040
  Shares redeemed ................    (1,063,451)      (64,730,335)
                                     ------------------------------
  Net increase (decrease) ........     3,716,067   $   225,886,377
                                     ==============================
Year ended October 31, 2004
  Shares sold ....................       116,528   $     5,820,767
  Shares issued in reinvestment
    of distributions .............         4,065           186,793
  Shares redeemed ................      (113,763)       (5,655,052)
                                     ------------------------------
  Net increase (decrease) ........         6,830   $       352,508
                                     ==============================

                                     --------------------------------------------------------------
                                           FRANKLIN MICROCAP                FRANKLIN MID CAP
                                              VALUE FUND                       VALUE FUND
                                     --------------------------------------------------------------
                                       SHARES          AMOUNT          SHARES         AMOUNT
                                     --------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2005(a)

  Shares sold ....................     1,234,369   $    45,023,987    1,252,652   $    12,622,895
  Shares issued in reinvestment
    of distributions .............       567,488        19,754,272           --                --
  Shares redeemed ................    (2,325,605)      (85,162,710)     (48,410)         (485,186)
                                     --------------------------------------------------------------
  Net increase (decrease) ........      (523,748)  $   (20,384,451)   1,204,242   $    12,137,709
                                     ==============================================================
Year ended October 31, 2004
  Shares sold ....................     4,164,161       135,904,164
  Shares issued in reinvestment
    of distributions .............       200,780         6,332,588
  Shares redeemed ................    (2,456,235)      (81,998,080)
                                     ------------------------------
  Net increase (decrease) ........     1,908,706   $    60,238,672
                                     ==============================


106 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                   -----------------------------
                                                         FRANKLIN MIDCAP
                                                            VALUE FUND
                                                   -----------------------------
                                                      SHARES         AMOUNT
                                                   -----------------------------
CLASS C SHARES:
Year ended October 31, 2005(a)
   Shares sold .................................       341,093   $   3,457,069
   Shares redeemed .............................        (6,281)        (62,085)
                                                   -----------------------------
   Net increase (decrease) .....................       334,812   $   3,394,984
                                                   =============================
CLASS R SHARES:
Year ended October 31, 2005(a)
   Shares sold .................................         3,670   $      35,904
                                                   -----------------------------
   Net increase (decrease) .....................         3,670   $      35,904
                                                   =============================
ADVISOR CLASS SHARES:
Year ended October 31, 2005(a)
   Shares sold .................................        48,069   $     489,504
   Shares redeemed .............................        (3,884)        (39,041)
                                                   -----------------------------
   Net increase (decrease) .....................        44,185   $     450,463
                                                   =============================

(a) For the period July 1, 2005 (commencement of operations) to October 31, 2005 for the Franklin MidCap Value Fund.

                                                   -----------------------------
                                                       FRANKLIN SMALL CAP
                                                           VALUE FUND
                                                   -----------------------------
                                                      SHARES        AMOUNT
                                                   -----------------------------
CLASS A SHARES:
Year ended October 31, 2005
   Shares sold .................................     5,949,227   $ 227,465,776
   Shares issued in reinvestment of
     distributions .............................        57,572       2,157,240
   Shares redeemed .............................    (2,273,669)    (86,468,453)
                                                   -----------------------------
   Net increase (decrease) .....................     3,733,130   $ 143,154,563
                                                   =============================
Year ended October 31, 2004
   Shares sold .................................     3,210,287   $ 102,176,822
   Shares redeemed .............................    (1,699,554)    (53,816,378)
                                                   -----------------------------
   Net increase (decrease) .....................     1,510,733   $  48,360,444
                                                   =============================
CLASS B SHARES:
Year ended October 31, 2005
   Shares sold .................................       334,000   $  12,174,487
   Shares issued in reinvestment of
     distributions .............................         4,204         152,777
   Shares redeemed .............................      (297,780)    (10,991,166)
                                                   -----------------------------
   Net increase (decrease) .....................        40,424   $   1,336,098
                                                   =============================
Year ended October 31, 2004
   Shares sold .................................       501,738   $  15,306,848
   Shares redeemed .............................      (262,102)     (7,982,062)
                                                   -----------------------------
   Net increase (decrease) .....................       239,636      (7,324,786)
                                                   =============================


                                                             Annual Report | 107

FRANKLIN VALUE INVESTORS TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                   -----------------------------
                                                       FRANKLIN SMALL CAP
                                                           VALUE FUND
                                                   -----------------------------
                                                      SHARES         AMOUNT
                                                   -----------------------------
CLASS C SHARES:
Year ended October 31, 2005
   Shares sold .................................     1,896,798   $  69,431,851
   Shares issued in reinvestment of
      distributions ............................         6,647         239,191
   Shares redeemed .............................    (1,110,750)    (40,751,250)
                                                   -----------------------------
   Net increase (decrease) .....................       792,695   $  28,919,792
                                                   =============================
Year ended October 31, 2004
   Shares sold .................................     1,133,265   $  34,081,417
   Shares redeemed .............................    (1,000,339)    (30,283,641)
                                                   -----------------------------
   Net increase (decrease) .....................       132,926   $   3,797,776
                                                   =============================
CLASS R SHARES:
Year ended October 31, 2005
   Shares sold .................................       671,655   $  25,703,878
   Shares issued in reinvestment of
      distributions ............................         4,935         184,254
   Shares redeemed .............................      (600,803)    (23,092,156)
                                                   -----------------------------
   Net increase (decrease) .....................        75,787   $   2,795,976
                                                   =============================
Year ended October 31, 2004
   Shares sold .................................       706,009   $  22,144,414
   Shares redeemed .............................      (223,223)     (7,165,189)
                                                   -----------------------------
   Net increase (decrease) .....................       482,786   $  14,979,225
                                                   =============================
ADVISOR CLASS SHARES:
Year ended October 31, 2005
   Shares sold .................................       602,547   $  23,144,910
   Shares issued in reinvestment of
      distributions ............................         3,920         150,168
   Shares redeemed .............................      (428,353)    (16,439,025)
                                                   -----------------------------
   Net increase (decrease) .....................       178,114   $   6,856,053
                                                   =============================
Year ended October 31, 2004
   Shares sold .................................       393,552   $  12,700,231
   Shares redeemed .............................       (89,967)     (2,902,734)
                                                   -----------------------------
   Net increase (decrease) .....................       303,585   $   9,797,497
                                                   =============================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                               AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisory Services, LLC (Advisory Services)      Investment manager
Franklin Templeton Services, LLC (FT Services)           Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)     Principal underwriter
Franklin Templeton Investor Services, LLC (Investor
   Services)                                             Transfer agent


108 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
 ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
       0.625%             Up to and including $100 million
       0.500%             Over $100 million, up to and including $250 million
       0.450%             Over $250 million, up to and including $10 billion
       0.440%             Over $10 billion, up to and including $12.5 billion
       0.420%             Over $12.5 billion, up to and including $15 billion
       0.400%             In excess of $15 billion

The Franklin Large Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
 ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
       0.550%             Up to and including $500 million
       0.450%             Over $500 million, up to and including $1 billion
       0.400%             Over $1 billion, up to and including $1.5 billion
       0.350%             Over $1.5 billion, up to and including $6.5 billion
       0.325%             Over $6.5 billion, up to and including $11.5 billion
       0.300%             Over $11.5 billion, up to and including $16.5 billion
       0.290%             Over $16.5 billion, up to and including $19 billion
       0.280%             Over $19 billion, up to and including $21.5 billion
       0.270%             In excess of $21.5 billion

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of 0.75% per year of the average daily net assets of the Fund.

The Franklin MidCap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the funds as follows:

--------------------------------------------------------------------------------
 ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
       0.750%             Up to and including $500 million
       0.650%             Over $500 million, up to and including $1 billion
       0.600%             Over $1 billion, up to and including $1.5 billion
       0.550%             Over $1.5 billion, up to and including $6.5 billion
       0.525%             Over $6.5 billion, up to and including $11.5 billion
       0.500%             Over $11.5 billion, up to and including $16.5 billion
       0.490%             Over $16.5 billion, up to and including $19 billion
       0.480%             Over $19 billion, up to and including $21.5 billion
       0.470%             In excess of $21.5 billion


                                                             Annual Report | 109

FRANKLIN VALUE INVESTORS TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin Small Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the funds as follows:

--------------------------------------------------------------------------------
 ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
       0.750%             Up to and including $500 million
       0.625%             Over $500 million, up to and including $1 billion
       0.500%             In excess of $1 billion

B. ADMINISTRATIVE FEES

The Franklin Large Cap Value Fund and the Franklin MidCap Value Fund pay an administrative fee to FT Services of 0.20% per year based on the fund's average daily net assets.

Under an agreement with Advisory Services, FT Services provides administrative services to the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund, and the Franklin Small Cap Value Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trusts' Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the sale and distribution of each Fund's shares up to a certain percentage per year of their average daily net assets as follows:

                                   ---------------------------------------------
                                         FRANKLIN        FRANKLIN     FRANKLIN
                                       BALANCE SHEET     MICROCAP     SMALL CAP
                                      INVESTMENT FUND   VALUE FUND   VALUE FUND
                                   ---------------------------------------------
Class A ........................           0.25%           0.25%       0.35%

Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the sale and distribution of each Fund's shares up to a certain percentage per year of their average daily net assets of each class as follows:

                         -------------------------------------------------------
                             FRANKLIN       FRANKLIN     FRANKLIN     FRANKLIN
                          BALANCE SHEET     LARGE CAP     MIDCAP      SMALL CAP
                         INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND
                         -------------------------------------------------------
Class A ..............          --            0.35%        0.35%          --
Class B ..............        1.00%           1.00%          --         1.00%
Class C ..............        1.00%           1.00%        1.00%        1.00%
Class R ..............        0.50%           0.50%        0.50%        0.50%


110 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                      -------------------------------------------------------------------
                                         FRANKLIN        FRANKLIN     FRANKLIN     FRANKLIN     FRANKLIN
                                       BALANCE SHEET     LARGE CAP    MICROCAP      MIDCAP      SMALL CAP
                                      INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND   VALUE FUND
                                      -------------------------------------------------------------------
Net sales charges received(a) ......  $        68,754   $  152,421   $   45,551   $   38,653   $  613,796
Contingent deferred
   sales charges retained ..........  $       158,446   $   70,575   $      823   $       32   $  165,450

(a)   Net of commissions paid to unaffiliated brokers/dealers.

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were retained by Investor Services:

                                      -------------------------------------------------------------------
                                         FRANKLIN        FRANKLIN     FRANKLIN     FRANKLIN     FRANKLIN
                                       BALANCE SHEET     LARGE CAP    MICROCAP      MIDCAP      SMALL CAP
                                      INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND   VALUE FUND
                                      -------------------------------------------------------------------
Transfer agent fees ................  $     3,956,465   $  318,915   $  450,915   $    4,616   $1,031,551

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees for the Franklin MidCap Value Fund, as noted in the Statement of Operations. Additionally, Advisory Services agreed in advance to voluntarily waive management fees and assume payment of other expenses for the Franklin MidCap Value Fund, as noted in the Statement of Operations. Total expenses waived/paid by FT Services and Advisory Services transactions are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

G. OTHER AFFILIATED TRANSACTIONS

At October 31, 2005, Franklin Advisers, Inc. owned 12.60% of the Franklin MidCap Value Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended October 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.


                                                             Annual Report | 111

FRANKLIN VALUE INVESTORS TRUST

5. INCOME TAXES

During the year ended October 31, 2005, the Franklin Small Cap Value Fund utilized $17,486,058 of capital loss carryforwards.

The tax character of distributions paid during the year ended October 31, 2005 and 2004, was as follows:

                                  -------------------------------------------------------
                                        FRANKLIN BALANCE          FRANKLIN LARGE CAP
                                     SHEET INVESTMENT FUND            VALUE FUND
                                  -------------------------------------------------------
                                      2005           2004          2005           2004
                                  -------------------------------------------------------
Distributions paid from:
   Ordinary Income ...........    $ 35,572,990   $10,994,091    $  779,134     $ 296,426
   Long term capital gain ....      64,470,022    22,825,673       468,527            --
                                  -------------------------------------------------------
                                  $100,043,012   $33,819,764    $1,247,661     $ 296,426
                                  =======================================================

                                  ---------------------------------------------------------
                                       FRANKLIN MICROCAP            FRANKLIN SMALL CAP
                                          VALUE FUND                    VALUE FUND
                                  ---------------------------------------------------------
                                      2005          2004           2005           2004
                                  ---------------------------------------------------------
Distributions paid from:
   Ordinary Income ...........    $ 1,557,835    $        --    $ 3,256,653    $        --
   Long term capital gain ....     20,455,031      7,051,025             --             --
                                  ---------------------------------------------------------
                                  $22,012,866    $ 7,051,025    $ 3,256,653    $        --
                                  =========================================================

At October 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                          ------------------------------------------------------
                                                              FRANKLIN           FRANKLIN           FRANKLIN
                                                           BALANCE SHEET         LARGE CAP          MICROCAP
                                                           INVESTMENT FUND      VALUE FUND         VALUE FUND
                                                          ------------------------------------------------------
Cost of investments ..................................    $  3,013,166,980    $  223,551,052      $ 302,062,359
                                                          ======================================================
Unrealized appreciation ..............................    $  1,792,175,923    $   30,024,160      $ 152,954,135
Unrealized depreciation ..............................         (75,981,933)       (5,101,017)       (10,455,554)
                                                          ------------------------------------------------------
Net unrealized appreciation (depreciation) ...........    $  1,716,193,990    $   24,923,143      $ 142,498,581
                                                          ======================================================

Undistributed ordinary income ........................    $     22,708,587    $    1,335,649      $   4,375,557
Undistributed long term capital gains ................         176,686,403         5,779,322         30,168,061
                                                          ------------------------------------------------------
Distributable earnings ...............................    $    199,394,990    $    7,114,971      $  34,543,618
                                                          ======================================================


112 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

5. INCOME TAXES (CONTINUED)

                                                          -----------------------------------
                                                             FRANKLIN           FRANKLIN
                                                              MIDCAP            SMALL CAP
                                                            VALUE FUND         VALUE FUND
                                                          -----------------------------------
Cost of investments ..................................    $   15,850,120     $  657,422,535
                                                          ===================================

Unrealized appreciation ..............................    $      292,930     $  215,620,795
Unrealized depreciation ..............................          (771,791)       (41,369,230)
                                                          -----------------------------------
Net unrealized appreciation (depreciation) ...........    $     (478,861)    $  174,251,565
                                                          ===================================

Undistributed ordinary income ........................    $       35,492     $    1,298,984
Undistributed long term capital gains ................                --         19,826,598
                                                          -----------------------------------
Distributable earnings ...............................    $       35,492     $   21,125,582
                                                          ===================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2005, were as follows:

                        ---------------------------------------------------------------------------------------
                           FRANKLIN          FRANKLIN          FRANKLIN          FRANKLIN          FRANKLIN
                         BALANCE SHEET       LARGE CAP         MICROCAP           MIDCAP          SMALL CAP
                        INVESTMENT FUND     VALUE FUND        VALUE FUND        VALUE FUND        VALUE FUND
                        ---------------------------------------------------------------------------------------
Purchases ..........    $  144,378,429    $   86,139,644    $   48,214,517    $   13,749,025    $  235,390,976
Sales ..............    $  367,067,032    $   53,945,516    $   59,101,814    $           --    $   81,083,209

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.


                                                             Annual Report | 113

FRANKLIN VALUE INVESTORS TRUST

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Balance Sheet Investment Fund and the Franklin MicroCap Value Fund at October 31, 2005 were as shown below.

---------------------------------------------------------------------------------------------------------------------
                                                                    PRINCIPAL                             PRINCIPAL
                                                                     AMOUNT/                               AMOUNT/
                                                                   SHARES HELD                           SHARES HELD
                                                                  AT BEGINNING      GROSS       GROSS      AT END
      NAME OF ISSUER                                                 OF YEAR      ADDITIONS  REDUCTIONS    OF YEAR
---------------------------------------------------------------------------------------------------------------------
      FRANKLIN BALANCE SHEET INVESTMENT FUND
      Alaska Air Group Inc. ...................................      1,350,600           --          --    1,350,600
      Alliance One International Inc. (DIMON)(a) ..............      2,504,200           --          --    2,504,200
      Aztar Corp. .............................................      2,930,000           --     130,000    2,800,000
      Champps Entertainment Inc. ..............................        920,000           --          --      920,000
      Delta Woodside Industries Inc. ..........................        555,000           --          --      555,000
      Dollar Thrifty Automotive Group Inc. ....................      1,800,000           --          --    1,800,000
      Haverty Furniture Cos. Inc. .............................        920,000           --          --      920,000
      Syms Corp. ..............................................      1,430,000           --          --    1,430,000
      Tecumesh Products Co., A ................................        778,900           --          --      778,900
      Tecumesh Products Co., B ................................        300,000           --          --      300,000
      Xanser Corp. ............................................      2,800,000           --          --    2,800,000

      TOTAL AFFILIATED SECURITIES (4.65% OF NET ASSETS) ............................................................

      FRANKLIN MICROCAP VALUE FUND
      ACMAT Corp., A ..........................................        392,800           --          --      392,800
      American Pacific Corp. ..................................        659,000           --          --      659,000
      Art's-Way Manufacturing Co. Inc. ........................        134,500           --     134,500           --
      Continental Materials Corp. .............................         99,500           --          --       99,500
      Coolbrands International Inc. ...........................             --    3,000,000          --    3,000,000
      Delta Apparel Inc. ......................................        680,000(b)        --          --      680,000
      Duckwall-ALCO Stores Inc. ...............................        330,000           --          --      330,000
      Ecology and Environment Inc., A .........................        215,000           --          --      215,000
      Espey Manufacturing & Electronics Corp. .................         78,000           --          --       78,000
      Fresh Brands Inc. .......................................        900,000           --          --      900,000
      Gehl Co. ................................................        527,000(c)        --     206,000      321,000
      Haggar Corp. ............................................        420,000           --         965      419,035
      Hardinge Inc. ...........................................        725,600      200,000          --      925,600
      International Shipholding Corp. .........................        480,000           --       5,200      474,800
      Merchants Group Inc. ....................................        190,000           --          --      190,000
      Nashua Corp. ............................................        475,000        2,930          --      477,930
      Northwest Pipe Company ..................................        333,000           --          --      333,000
      Rockford Corp. ..........................................        575,000           --          --      575,000
      S&K Famous Brands Inc. ..................................        260,000           --          --      260,000
      Seneca Foods Corp., A ...................................        256,600           --          --      256,600
      Seneca Foods Corp., B ...................................        121,500           --          --      121,500
      Seneca Foods Corp., cvt.
         participating pfd. ...................................        200,000           --          --      200,000
      Seneca Foods Corp., cvt.
         participating pfd., Series 2003 ......................                     100,000          --      100,000
      Tandy Brands Accessories Inc. ...........................        254,900      139,800          --      394,700
      Village Super Market Inc., A ............................        115,175           --          --      115,175

      TOTAL AFFILIATED SECURITIES (27.54% OF NET ASSETS) ...........................................................

------------------------------------------------------------------------------------------------------------
                                                                     VALUE
                                                                     AT END        INVESTMENT     REALIZED
      NAME OF ISSUER                                                OF YEAR          INCOME     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
      FRANKLIN BALANCE SHEET INVESTMENT FUND
      Alaska Air Group Inc. ...................................   $           (d) $        --  $        --
      Alliance One International Inc. (DIMON)(a) ..............               (d)     375,630           --
      Aztar Corp. .............................................     84,196,000             --    2,727,088
      Champps Entertainment Inc. ..............................      6,633,200             --           --
      Delta Woodside Industries Inc. ..........................        485,625             --           --
      Dollar Thrifty Automotive Group Inc. ....................     67,860,000             --           --
      Haverty Furniture Cos. Inc. .............................     11,260,800        230,000           --
      Syms Corp. ..............................................     19,476,600      1,430,000           --
      Tecumesh Products Co., A ................................     15,679,257        747,744           --
      Tecumesh Products Co., B ................................      5,715,000        288,000           --
      Xanser Corp. ............................................      8,036,000             --           --
                                                                  -----------------------------------------
      TOTAL AFFILIATED SECURITIES (4.65% OF NET ASSETS) .......   $219,342,482    $ 3,071,374  $ 2,727,088
                                                                  =========================================

      FRANKLIN MICROCAP VALUE FUND
      ACMAT Corp., A ..........................................   $  5,892,000    $        --  $        --
      American Pacific Corp. ..................................      3,704,898             --           --
      Art's-Way Manufacturing Co. Inc. ........................             --             --      846,388
      Continental Materials Corp. .............................      2,972,563             --           --
      Coolbrands International Inc. ...........................      6,348,669             --           --
      Delta Apparel Inc. ......................................     10,016,400        102,000           --
      Duckwall-ALCO Stores Inc. ...............................      7,547,100             --           --
      Ecology and Environment Inc., A .........................      1,687,750         73,100           --
      Espey Manufacturing & Electronics Corp. .................      2,761,200         46,800           --
      Fresh Brands Inc. .......................................      6,255,000             --           --
      Gehl Co. ................................................               (d)          --     5,281302
      Haggar Corp. ............................................     11,942,497         84,000       17,258
      Hardinge Inc. ...........................................     15,457,520         90,560           --
      International Shipholding Corp. .........................      8,214,040             --       37,915
      Merchants Group Inc. ....................................      5,605,000         76,000           --
      Nashua Corp. ............................................      3,613,199             --           --
      Northwest Pipe Company ..................................               (d)          --           --
      Rockford Corp. ..........................................      1,943,500             --           --
      S&K Famous Brands Inc. ..................................      4,849,000             --           --
      Seneca Foods Corp., A ...................................      4,562,348             --           --
      Seneca Foods Corp., B ...................................      2,172,420             --           --
      Seneca Foods Corp., cvt.
         participating pfd. ...................................      3,585,000             --           --
      Seneca Foods Corp., cvt.
         participating pfd., Series 2003 ......................      1,778,000             --           --
      Tandy Brands Accessories Inc. ...........................      4,625,884         33,155           --
      Village Super Market Inc., A ............................      6,463,620         65,650           --
                                                                  -----------------------------------------
      TOTAL AFFILIATED SECURITIES (27.54% OF NET ASSETS) ......   $121,997,608    $   571,265  $ 6,182,863
                                                                  =========================================

(a) Reflects the merger of DIMON Inc. into Alliance One International Inc. as of May 13, 2005.

(b) Reflects a 2:1 stock split during the year. Balance as of October 31, 2004 was 340,000.

(c) Reflects a 3:2 stock split during the year. Balance as of October 31, 2004 was 420,000.

(d)   As of October 31, 2005, no longer an affiliate.


114 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.


                                                             Annual Report | 115

FRANKLIN VALUE INVESTORS TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN VALUE INVESTORS TRUST:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Balance Sheet Investment Fund, Franklin Large Cap Value Fund, Franklin MicroCap Value Fund, Franklin MidCap Value Fund and Franklin Small Cap Value Fund (separate portfolios of Franklin Value Investors Trust, hereafter referred to as the "Funds") at October 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (for Franklin MidCap Value Fund, the results of its operations, the changes in its net assets and the financial highlights for the period July 1, 2005 (commencement of operations) through October 31, 2005), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 12, 2005


116 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds designate the maximum allowable amount but no less than the following amounts as capital gain dividends for the fiscal year ended October 31, 2005:

      --------------------------------------------------------------
          FRANKLIN         FRANKLIN       FRANKLIN        FRANKLIN
       BALANCE SHEET      LARGE CAP       MICROCAP        SMALL CAP
      INVESTMENT FUND     VALUE FUND     VALUE FUND      VALUE FUND
      --------------------------------------------------------------
        $176,692,010      $5,779,778    $30,168,906      $19,826,598

Under Section 854(b)(2) of the Code, the Funds designate the maximum amount allowable but no less than the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2005.

   ------------------------------------------------------------------------
       FRANKLIN         FRANKLIN      FRANKLIN     FRANKLIN       FRANKLIN
    BALANCE SHEET      LARGE CAP      MICROCAP      MIDCAP       SMALL CAP
   INVESTMENT FUND     VALUE FUND    VALUE FUND   VALUE FUND     VALUE FUND
   ------------------------------------------------------------------------
     $40,559,642       $4,626,697    $3,328,614     $36,939      $9,244,502

In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Funds designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2005.

          --------------------------------------------------------
              FRANKLIN        FRANKLIN     FRANKLIN      FRANKLIN
           BALANCE SHEET      LARGE CAP    MICROCAP      SMALL CAP
          INVESTMENT FUND    VALUE FUND   VALUE FUND    VALUE FUND
          --------------------------------------------------------
                100%            100%         100%          100%


                                                             Annual Report | 117

FRANKLIN VALUE INVESTORS TRUST

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION      TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK T. CROHN (1924)          Trustee       Since 1989        6                          Director, Unity Mutual Life Insurance
One Franklin Parkway                                                                      Company.
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Eastport Lobster & Fish Company; and FORMERLY, Chief Executive Officer and Chairman, Financial Benefit Life Insurance
Company (insurance and annuities) (until 1996); Chief Executive Officer National Benefit Life Insurance Co. (insurance) (1963-1982);
and Director, AmVestors Financial Corporation (until 1997).
------------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (1929)     Trustee       Since 2001        13                         Director, Fiduciary Emerging Markets Bond
One Franklin Parkway                                                                      Fund PLC and Fiduciary International
San Mateo, CA 94403-1906                                                                  Ireland Limited.
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry).
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (1930)       Trustee       Since 1989        13               None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
------------------------------------------------------------------------------------------------------------------------------------
LEONARD RUBIN (1925)           Trustee       Since 1989        13               None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the
Board, Carolace Embroidery Co., Inc. (until 1996).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)          Trustee       Since 2004        13                         Director, El Oro and Exploration Co.,
One Franklin Parkway                                                                      p.l.c., and FORMERLY, Director, El Oro
San Mateo, CA 94403-1906                                                                  Mining and Exploration Company, p.l.c and
                                                                                          The Exploration Company, p.l.c. (until
                                                                                          2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------


118 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION      TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (1925)    Trustee,      Trustee and       14                         None
One Parker Plaza, 9th Floor    President     President since
Fort Lee, NJ 07024             and Chief     1989 and Chief
                               Executive     Executive
                               Officer -     Officer -
                               Investment    Investment
                               Management    Management since
                                             2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)         Vice          Since 1989        Not Applicable             Not Applicable
One Franklin Parkway           President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)          Chief         Since 2004        Not Applicable             Not Applicable
One Franklin Parkway           Compliance
San Mateo, CA 94403-1906       Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)         Treasurer     Since 2004        Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947) Senior Vice Since 2002 Not Applicable Not Applicable 500 East Broward Blvd. President and Suite 2100 Chief
Fort Lauderdale, FL 33394-3091 Executive Officer - Finance and Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide,
Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 119

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION      TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)           Vice          Since 2000        Not Applicable             Not Applicable
One Franklin Parkway           President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)          Secretary     Since October     Not Applicable             Not Applicable
One Franklin Parkway                         2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer of 33 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Legal Counsel, Atlas Advisers, Inc. (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)        Vice          Since 2000        Not Applicable             Not Applicable
One Franklin Parkway           President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)  Vice          Since 1989        Not Applicable             Not Applicable
One Franklin Parkway           President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)       Vice          Since 2002        Not Applicable             Not Applicable
600 Fifth Avenue               President
Rockefeller Center             - AML
New York, NY 10048-0772        Compliance
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, Franklin Templeton Institutional
Suisse S.A., Arch Chemicals, Inc. and Lingnan Foundation; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


120 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION      TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
Craig S. Tyle (1960)           Vice          Since October     Not Applicable             Not Applicable
One Franklin Parkway           President     2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
Galen G. Vetter (1951)         Chief         Since 2004        Not Applicable             Not Applicable
500 East Broward Blvd.         Financial
Suite 2100                     Officer and
Fort Lauderdale, FL 33394-3091 Chief
                               Accounting
                               Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** William J. Lippman is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK T. CROHN AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. CROHN, WHO CURRENTLY IS A DIRECTOR OF VARIOUS COMPANIES AND CHAIRS THE FUND'S AUDIT COMMITTEE, QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS BUSINESS BACKGROUND AND EXPERIENCE, WHICH INCLUDES SERVICE AS CHIEF EXECUTIVE OFFICER OF NATIONAL BENEFIT LIFE INSURANCE COMPANY (1963-1982), CHIEF EXECUTIVE OFFICER OF FINANCIAL BENEFIT LIFE INSURANCE COMPANY (1982-1996), AND SERVICE AS A DIRECTOR OF AMVESTORS FINANCIAL CORPORATION UNTIL 1997. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. CROHN HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. CROHN IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                             Annual Report | 121

FRANKLIN VALUE INVESTORS TRUST

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


122 | Annual Report

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

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

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
   Tax-Free Income Fund
Federal Intermediate-Term
   Tax-Free Income Fund
New York Intermediate-Term
   Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


09/05                                              Not part of the annual report

    [LOGO](R)                              One Franklin Parkway
FRANKLIN TEMPLETON                         San Mateo, CA 94403-1906
   INVESTMENTS

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
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      franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN VALUE INVESTORS TRUST

INVESTMENT MANAGER

Franklin Advisory Services, LLC
One Parker Plaza
Ninth Floor
Fort Lee, NJ 07024

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FVIT A2005 12/05

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank T. Crohn and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $134,481 for the fiscal year ended October 31, 2005 and $127,666 for the fiscal year ended October 31, 2004.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended October 31, 2005 and $48,579 for the fiscal year ended October 31, 2004. The services for which these fees were paid included attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $19,591 for the fiscal year ended October 31, 2005 and $0 for the fiscal year ended October 31, 2004.
The services for which these fees were paid included tax compliance and advice.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended October 31, 2005 and $3,108 for the fiscal year ended October 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $4,500 for the fiscal year ended October 31, 2005 and $156,892 for the fiscal year ended October 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)  pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $24,091 for the fiscal year ended October 31, 2005 and $208,579 for the fiscal year ended October 31, 2004.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

     ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS TRUST

By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 19, 2005


By /s/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    December 19, 2005